UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-214

SENTINEL GROUP FUNDS, INC.
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 to November 30, 2014

Item 1. Reports to Stockholders

Annual Report

November 30, 2014

Sentinel Common Stock Fund

Sentinel Mid Cap Fund

Sentinel Small Company Fund

Sentinel Balanced Fund

Sentinel Multi-Asset Income Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Low Duration Bond Fund

Sentinel Total Return Bond Fund

www.sentinelinvestments.com

Page intentionally left blank.

Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Balanced Fund

13	Sentinel Common Stock Fund

18	Sentinel Georgia Municipal Bond Fund

21	Sentinel Government Securities Fund

26	Sentinel International Equity Fund

32	Sentinel Low Duration Bond Fund

38	Sentinel Mid Cap Fund

43	Sentinel Multi-Asset Income Fund

50	Sentinel Small Company Fund

55	Sentinel Sustainable Core Opportunities Fund

60	Sentinel Sustainable Mid Cap Opportunities Fund

65	Sentinel Total Return Bond Fund

72	Statement of Assets and Liabilities

76	Statement of Operations

78	Statement of Changes in Net Assets

82	Financial Highlights

92	Notes to Financial Statements

110	Report of Independent Registered Public Accounting Firm

111	Actual and Hypothetical Expenses for Comparison Purposes

112	Expenses

114	Additional Information for Shareholders

115	Proxy Voting Results

116	Board Approval of Investment Advisory Agreements

118	Directors & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Fellow Shareholders,

2014 was a year of improvement and advancement for the Sentinel organization. Specifically, we continued to enhance our product offerings, realign our distribution strategy, and refine our investment management process.

With respect to our product offerings, we redesigned some of our funds to better meet the needs of our shareholders. For example, the Sentinel Short Maturity Government Fund is now the Sentinel Low Duration Bond Fund to provide greater investment flexibility while still closely managing duration risk. The Sentinel Conservative Strategies Fund, now the Sentinel Multi-Asset Income Fund, has been redesigned to focus more on income generation. Furthermore, we are extending our fixed income product lineup with the launch of the Sentinel Unconstrained Bond Fund early in the new fiscal year. With the needs of our shareholders top of mind, we will continue to move forward with new product initiatives that provide sound investment solutions to help meet the challenges of today and tomorrow.

Such portfolio enhancements and product initiatives are only possible with a nimble and focused organization. Sentinel is that organization, filled with talented and dedicated investment professionals. Our overarching investment philosophy is simple. A flexible but disciplined investment approach is critical to delivering alpha* from each of the four available alpha sources: security selection, sector allocations, duration** management, and tactical trading. It is this philosophy, combined with our uniquely tailored investment processes and shared vision that makes the Sentinel difference.

At our core, we are an asset management firm committed to serving as steadfast stewards of our investors’ capital. Thank you for the trust you have placed in us. We value that trust and will continue to work diligently to meet your investment needs.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

* Alpha measures the difference between a fund’s actual returns and its expected performance, given its level of risk (as measured by beta). Beta is a measure of a fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•     a list of each investment

•     the number of shares/par amount of each stock, bond or short-term note

•     the market value of each investment

•     the percentage of investments in each industry

•     the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•       income earned from investments

•       management fees and other expenses

•       gains or losses from selling investments (known as realized gains or losses)

•       gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•       operations — a summary of the Statement of Operations for the most recent period

•       distributions — income and gains distributed to shareholders

•       capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•       share price at the beginning of the period

•       investment income and capital gains or losses

•       income and capital gains distributions paid to shareholders

•       share price at the end of the period

It also includes some key statistics for the period:

•       total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•       expense ratio — operating expenses as a percentage of average net assets

•       net income ratio — net investment income as a percentage of average net assets

•       portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portfolio Manager Jason Doiron, FRM, PRM Fixed Income Portfolio Manager

Performance Highlights

•   The Sentinel Balanced Fund returned 9.10%* for the fiscal year ended November 30, 2014, compared to returns of 16.86% for the Standard & Poor’s 500 Index and 5.27% for the Barclays U.S. Aggregate Bond Index.

•   The Morningstar Moderate Allocation category posted an average return of 8.40% for the same time period. The Fund outperformed its Morningstar category’s average return for the 3, 5 and 10 year periods ending November 30, 2014.

Equity Market Review

Equity markets maintained their upward trajectory for yet another year, reaching new all-time highs as the fiscal year ended. The overarching trend backing this persistent rise remains the same: lackluster economic growth sanctions the need for ongoing aggressive global monetary easing. Amidst the historically low interest rates, investors continued to chase higher returns in riskier assets, while income seekers piled into defensive sectors with little growth but high dividend yields. The comparatively more robust domestic growth has upheld the U.S. market as a safe haven relative to international markets, where macroeconomic data remains less consistent. While the Federal Reserve continues to advertise the paring back of their bond buying program, the timing and range of the monetary policy shift remain unclear, introducing uncertainty in a wary marketplace. For the full fiscal year, large capitalization stocks handily outperformed small and mid capitalization stocks, the former by a significant margin. The best performing sectors in the S&P Index were Health Care, Information Technology and Utilities, while the worst performing were Energy, Telecommunications and Consumer Discretionary.

Bond Market Review

Fiscal year 2014 became a tale of two very different tapes. The first nine months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first nine months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering on interest rates, brinksmanship from global energy producers became the dominant risk as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U.S. $ denominated assets. Bond markets reacted with the 10-year Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High-Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization U.S. equities during the fiscal year. Relative to the S&P 500 Index, the Fund’s holdings in the Health Care and Information Technology sectors contributed positively to performance. Additional significant individual contributors included General Dynamics, Visa and Time Warner Inc. Conversely, stock selection within the Industrials and Materials sectors proved challenging during the year, as our exposure to Commercial and Professional Services worked against us, as well as our Metals and Mining exposure.

Despite spread widening in credit markets during the latter part of the fiscal year, security selection within the Fund’s investment grade fixed income allocation continued to work well. In addition, security selection within Agency mortgage-backed securities contributed positively relative to the Barclays U.S. Aggregate Bond Index. Conversely, our yield curve positioning worked against us most of the fiscal year as rates continued to fall.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of November 30, 2014 was 66% stocks, 30% bonds and 4% cash and cash equivalents (short-term fixed-income instruments). Global growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year. Within fixed income, we continue to manage our overall risk profile due to increased volatility in interest rates, which has led to a zero weight in treasuries and a larger cash position.

We believe the Sentinel Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing overall portfolio risk for the Fund.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	9.10%	3.67%	8.34%	7.34%	9.43%
3 years	13.12	11.20	12.22	12.22	13.31
5 years	10.88	9.75	9.99	9.99	11.02
10 years	7.22	6.67	6.27	6.27	7.26

Class	Symbol
A	SEBLX
C	SBACX
I	SIBLX

Inception Date of the Fund — 11/15/38

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C & I shares: A - 1.06%, C - 1.86%, I - 0.77%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	62.8%
U.S. Government Obligations	17.6%
Domestic Corporate Bonds	12.2%
Foreign Stocks & ADR’s	3.2%
Cash and Other	4.2%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	2.2%
Apple, Inc.	1.9%
Visa, Inc.	1.6%
PepsiCo, Inc.	1.5%
Wells Fargo & Co.	1.4%
Johnson & Johnson	1.3%
The Travelers Cos., Inc.	1.3%
Cisco Systems, Inc.	1.3%
Amgen, Inc.	1.3%
Discover Financial Services	1.3%
Total of Net Assets	15.1%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q29056	4.00%	10/01/44	2.3%
FHLMC Q02664	4.50%	08/01/41	2.2%
FNMA AT2016	3.00%	04/01/43	1.7%
FNMA TBA 15 YR Dec	2.50%	12/16/29	1.6%
FNMA TBA 30 YR Dec	3.00%	12/11/44	1.3%
FHLMC Q29260	4.00%	10/01/44	1.1%
GNMA II 005175	4.50%	09/20/41	1.1%
FNMA TBA 30 YR Dec	3.50%	12/11/44	1.0%
FHR 3859 JB	5.00%	05/15/41	0.8%
FNMA TBA 30 YR Dec	4.50%	12/11/44	0.7%
Total of Net Assets			13.8%

Average Effective Duration (for all Fixed Income Holdings) 1.3 years** (Unaudited)

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 17.6%
U.S. Government Agency Obligations 17.6%
Federal Home Loan Mortgage Corporation 7.2%
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,500 M	$2,766,801
Mortgage-Backed Securities:
15-Year:
FHLMC E01492
5.5%, 10/01/18	6 M	6,033
FHLMC G18091
6%, 12/01/20	5 M	5,632
FHLMC G18106
5.5%, 03/01/21	6 M	6,418
FHLMC G11943
5.5%, 04/01/21	8 M	8,270
FHLMC J22900
2.5%, 03/01/28	1,642 M	1,683,320
		1,709,673
20-Year:
FHLMC P00020
6.5%, 10/01/22	26 M	26,814
30-Year:
FHLMC G08062
5%, 06/01/35	10 M	10,914
FHLMC A90197
4.5%, 12/01/39	693 M	753,686
FHLMC Q02664
4.5%, 08/01/41	6,717 M	7,299,988
FHLMC Q29260
4%, 10/01/44	3,310 M	3,535,779
FHLMC Q29056
4%, 10/01/44	6,971 M	7,446,674
		19,047,041
Total Federal Home
Loan Mortgage Corporation		23,550,329
Federal National Mortgage Association 8.9%
Collateralized Mortgage Obligations:
FNR 02-2 UC
6%, 02/25/17	5 M	5,171
Mortgage-Backed Securities:
15-Year
FNMA 254907
5%, 10/01/18	8 M	8,542
FNMA 255273
4.5%, 06/01/19	14 M	14,536
FNMA 255358
5%, 09/01/19	3 M	3,555

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA TBA 15 YR Dec
2.5%, 12/16/29(a)	4,920 M	$5,016,765
		5,043,398
30-Year:
FNMA 687301
6%, 11/01/32	37	42
FNMA 690305
5.5%, 03/01/33	4 M	4,747
FNMA 748895
6%, 12/01/33	145 M	165,708
FNMA 725423
5.5%, 05/01/34	1,684 M	1,900,371
FNMA 725610
5.5%, 07/01/34	1,575 M	1,774,204
FNMA AD9193
5%, 09/01/40	911 M	1,013,139
FNMA AL2860
3%, 12/01/42	1,559 M	1,578,571
FNMA AR9195
3%, 03/01/43	1,042 M	1,055,130
FNMA AT2016
3%, 04/01/43	5,510 M	5,576,913
FNMA TBA 30 YR Dec
3%, 12/11/44(a)	4,080 M	4,124,306
FNMA TBA 30 YR Dec
3.5%, 12/11/44(a)	3,050 M	3,179,148
FNMA TBA 30 YR Dec
4%, 12/11/44(a)	1,350 M	1,441,441
FNMA TBA 30 YR Dec
4.5%, 12/11/44(a)	2,030 M	2,206,515
		24,020,235
Total Federal National Mortgage Association		29,068,804

Government National Mortgage Corporation 1.5%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	750 M	826,206
GNR 12-147 Interest Only
0.6008%, 04/16/54	14,155 M	689,058
		1,515,264
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	3,189 M	3,500,645
Total Government National Mortgage Corporation		5,015,909
Total U.S. Government Obligations
(Cost $56,734,859)		57,635,042
Domestic Corporate Bonds 12.2%
Basic Industry 1.7%
Alfa SAB de CV
5.25%, 03/25/24(b)	705 M	749,062
Allegheny Technologies, Inc.
6.125%, 08/15/23	895 M	895,273
Barrick Gold Corp.
4.1%, 05/01/23	340 M	333,146
CF Industries, Inc.
3.45%, 06/01/23	600 M	596,992
Glencore Funding LLC
4.125%, 05/30/23(b)	1,050 M	1,048,226
Methanex Corp.
5.25%, 03/01/22	695 M	760,384
Packaging Corp of America
4.5%, 11/01/23	300 M	318,363
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	765 M	770,235
		5,471,681
Communications 1.8%
21st Century Fox America, Inc.
3.7%, 09/15/24(b)	700 M	721,939
Bankrate, Inc.
6.125%, 08/15/18(b)	400 M	384,000
British Sky Broadcasting Group PLC
3.75%, 09/16/24(b)	700 M	712,113
CBS Corp.
3.7%, 08/15/24	700 M	700,327
Cequel Communications Holdings I LLC
6.375%, 09/15/20(b)	325 M	338,812
Digicel Ltd.
6%, 04/15/21(b)	200 M	196,500
DIRECTV Holdings LLC
3.8%, 03/15/22	725 M	744,544
Level 3 Escrow II, Inc.
5.375%, 08/15/22(b)	210 M	212,625
Rogers Communications, Inc.
4.1%, 10/01/23	700 M	740,425
Verizon Communications, Inc.
3.5%, 11/01/24	480 M	480,837
6.55%, 09/15/43	500 M	646,774
		5,878,896
Consumer Cyclical 1.4%
American Axle & Manufacturing, Inc.
6.25%, 03/15/21	191 M	202,938
Bed Bath & Beyond, Inc.
3.749%, 08/01/24	490 M	497,000
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	660 M	702,900
Chrysler Group LLC
8.25%, 06/15/21	465 M	520,800
Ford Motor Credit Co LLC
3.664%, 09/08/24	965 M	971,688
QVC, Inc.
4.375%, 03/15/23	1,000 M	998,307
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	830 M	849,374
		4,743,007
Consumer Non-Cyclical 0.4%
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	205 M	218,069
Pernod-Ricard SA
4.45%, 01/15/22(b)	980 M	1,049,727
		1,267,796
Energy 2.4%
Access Midstream Partners LP
6.125%, 07/15/22	195 M	207,675
EQT Midstream Partners LP
4%, 08/01/24	700 M	696,709
Nabors Industries, Inc.
5.1%, 09/15/23	635 M	660,881
NGL Energy Partners LP
6.875%, 10/15/21(b)	310 M	314,650
Oceaneering Int’l. Inc
4.65%, 11/15/24	600 M	611,344
Penn Virginia Resource Partners LP
8.375%, 06/01/20	97 M	105,730
Regency Energy Partners LP
5%, 10/01/22	595 M	586,075
Rowan Cos, Inc.
4.875%, 06/01/22	665 M	679,941
Spectra Energy Capital LLC
3.3%, 03/15/23	1,265 M	1,217,106
Talisman Energy, Inc.
3.75%, 02/01/21	115 M	111,490
TC PipeLines LP
4.65%, 06/15/21	285 M	305,888
Transocean, Inc.
6.5%, 11/15/20	800 M	792,597
Weatherford Int’l. Ltd
5.125%, 09/15/20	670 M	717,764
Williams Cos, Inc.
4.55%, 06/24/24	1,000 M	990,899
		7,998,749
Financials 0.7%
Bank of America Corp.
4.2%, 08/26/24	700 M	715,196
FirstMerit Corp.
4.35%, 02/04/23	255 M	268,075
Prospect Capital Corp.
5%, 07/15/19	500 M	519,230
Wells Fargo & Co
4.1%, 06/03/26	700 M	718,513
		2,221,014
Insurance 1.1%
American Int’l. Group, Inc.
5.6%, 10/18/16	930 M	1,007,115
Five Corners Funding Trust
4.419%, 11/15/23(b)	1,000 M	1,071,763
Infinity Property & Casualty Corp.
5%, 09/19/22	700 M	753,121
TIAA Asset Management Finance Co LLC
4.125%, 11/01/24(b)	790 M	803,901
		3,635,900

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Real Estate 1.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC
2%, 02/06/17	440 M	$422,344
4.6%, 02/06/24	510 M	486,294

CBL & Associates LP
5.25%, 12/01/23	720 M	771,142
Hospitality Properties Trust
4.5%, 03/15/25	755 M	758,971
Retail Opportunity Investments Partnership LP
5%, 12/15/23	1,000 M	1,085,141
WP Carey, Inc.
4.6%, 04/01/24	970 M	1,020,816
		4,544,708
Technology 1.0%
Amphenol Corp.
2.55%, 01/30/19	525 M	533,219
Ericsson LM
4.125%, 05/15/22	940 M	987,701
Fidelity National Information Services, Inc.
3.875%, 06/05/24	700 M	717,981
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18	175 M	178,500
Micron Technology, Inc.
5.5%, 02/01/25(b)	212 M	213,590
Seagate HDD Cayman
4.75%, 06/01/23	740 M	781,341
		3,412,332
Transportation 0.3%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	950 M	967,531
Total Domestic Corporate Bonds
(Cost $39,304,475)		40,141,614

	Shares
Domestic Common Stocks 62.8%
Consumer Discretionary 5.9%
Comcast Corp.	60,000	3,408,600
Gap, Inc.	50,000	1,980,000
McDonald’s Corp.	35,000	3,388,350
Nordstrom, Inc.	20,000	1,527,200
Omnicom Group, Inc.	25,000	1,931,750
Time Warner Cable, Inc.	12,500	1,866,000
Time Warner, Inc.	30,000	2,553,600
TJX Cos., Inc.	40,000	2,646,400
		19,301,900
Consumer Staples 5.9%
CVS Health Corp.	20,000	1,827,200
Kraft Foods Group, Inc.	50,000	3,008,500
McCormick & Co., Inc.	30,000	2,229,900
PepsiCo, Inc.	50,000	5,005,000
Philip Morris Int’l., Inc.	40,000	3,477,200
Procter & Gamble Co.	40,000	3,617,200
		19,165,000
Energy 5.2%
Chevron Corp.	25,000	2,721,750
EOG Resources, Inc.	30,000	2,601,600
ExxonMobil Corp.	38,000	3,440,520
Marathon Oil Corp.	40,000	1,156,800
Marathon Petroleum Corp.	20,000	1,801,800
Noble Energy, Inc.	40,000	1,967,200
Schlumberger Ltd.	37,700	3,240,315
		16,929,985
Financials 10.0%
ACE Ltd.	20,000	2,286,800
American Express Co.	40,000	3,696,800
CME Group, Inc.	30,000	2,539,200
Discover Financial Services	62,200	4,077,210
JPMorgan Chase & Co.	50,000	3,008,000
McGraw-Hill Financial, Inc.	35,000	3,271,100
MetLife, Inc.	30,000	1,668,300
Morgan Stanley	50,000	1,759,000
PNC Financial Services Group, Inc.	20,000	1,749,400
The Travelers Cos., Inc.	40,000	4,178,000
Wells Fargo &Co.	85,000	4,630,800
		32,864,610
Health Care 10.6%
Amgen, Inc.	25,000	4,132,750
Becton Dickinson & Co.	15,000	2,104,950
Bristol-Myers Squibb Co.	50,000	2,952,500
Covidien PLC	20,000	2,020,000
Eli Lilly & Co.	30,000	2,043,600
Gilead Sciences, Inc.*	20,000	2,006,400
Johnson & Johnson	40,000	4,330,000
Medtronic, Inc.	36,200	2,674,094
Merck & Co., Inc.	55,000	3,322,000
Pfizer, Inc.	50,000	1,557,500
Stryker Corp.	15,000	1,393,650
UnitedHealth Group, Inc.	20,000	1,972,600
Zimmer Holdings, Inc.	20,000	2,245,800
Zoetis, Inc.	40,000	1,797,200
		34,553,044
Industrials 6.7%
Boeing Co.	30,000	4,030,800
Canadian National Railway Co.	45,000	3,197,250
Deere & Co.	15,000	1,299,300
General Dynamics Corp.	20,000	2,907,200
Honeywell Int’l., Inc.	35,000	3,467,450
Tyco Int’l. Plc	60,000	2,574,000
United Technologies Corp.	25,000	2,752,000
Verisk Analytics, Inc.*	30,000	1,859,400
		22,087,400
Information Technology 15.4%
Accenture PLC	30,000	2,589,900
Altera Corp.	50,000	1,881,000
ANSYS, Inc.*	25,000	2,088,000
Apple, Inc.	53,200	6,327,076
Check Point Software Technologies Ltd.*	34,000	2,628,540
Cisco Systems, Inc.	150,000	4,146,000
EMC Corp.	100,000	3,035,000
Int’l. Business Machines Corp.	10,000	1,621,700
KLA-Tencor Corp.	25,000	1,736,000
Microsoft Corp.	150,000	7,171,500
NetApp, Inc.	55,000	2,340,250
Riverbed Technology, Inc.*	75,000	1,550,625
Seagate Technology PLC	36,000	2,379,960
Synopsys, Inc.*	30,000	1,301,700
Texas Instruments, Inc.	65,000	3,537,300
Visa, Inc.	20,000	5,163,800
Western Union Co.	45,000	836,100
		50,334,451
Materials 1.6%
EI Du Pont de Nemours & Co.	30,000	2,142,000
Freeport-McMoRan, Inc.	60,000	1,611,000
Praxair, Inc.	12,000	1,540,560
		5,293,560
Telecommunication Services 1.5%
Rogers Communications, Inc.	50,000	2,012,000
Verizon Communications, Inc.	60,000	3,035,400
		5,047,400
Total Domestic Common Stocks
(Cost $103,488,268)		205,577,350
Foreign Stocks & ADR’s 3.2%
Mexico 0.4%
America Movil SAB de CV ADR	60,000	1,422,600
Netherlands 1.1%
Unilever NV ADR	90,000	3,657,600
Spain 0.6%
Banco Bilbao Vizcaya Argentaria SA ADR	176,442	1,889,694
Switzerland 1.1%
ABB Ltd. ADR	69,976	1,568,862

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Roche Holding AG ADR	50,000	$1,873,000
		3,441,862
Total Foreign Stocks & ADR’s
(Cost $10,364,479)		10,411,756
Institutional Money Market Funds 8.7%
State Street Institutional US
Government Money Market Fund
(Cost $28,558,736)	28,558,736	28,558,736
Total Investments 104.5%
(Cost $238,450,817)†		342,324,498
Excess of Liabilities Over Other Assets (4.5)%		(14,876,187)
Net Assets 100.0%		$327,448,311

At November 30, 2014, the following futures contracts were outstanding with $364,173 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 70 U.S. Treasury 10-Year Note futures contracts	12/14	$8,935,938	$(60,284)

Short, 40 U.S. Treasury 30-Year Bond futures contracts	12/14	5,762,500	(71,323)

Totals		$14,698,438	$(131,607)
Net payments of variation margin and/or brokerage fees			85,826
Variation margin payable on open futures contracts			$(45,781)

*              Non-income producing.

†              Cost for federal income tax purposes is $238,573,817. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $103,750,681 of which $104,566,311 related to appreciated securities and $815,630 related to depreciated securities.

(a)      The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)      Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the market value of rule 144A securities amounted to $9,487,339 or 2.90% of net assets.

ADR             -    American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

• The Sentinel Common Stock Fund returned 13.30%* for the fiscal year ended November 30, 2014, compared to a return of 16.86% for the Standard & Poor’s 500 Index. The Russell 1000 Index, which the Fund discontinued using as a secondary benchmark, effective March 30, 2014, returned 16.57% for the same period.

• The Morningstar Large Blend category posted an average return of 13.99% for the same time period.

Equity Market Review

Equity markets maintained their upward trajectory for yet another year, reaching new all-time highs as the fiscal year ended. The overarching trend backing this persistent rise remains the same: lackluster economic growth sanctions the need for ongoing aggressive global monetary easing. Amidst the historically low interest rates, investors continued to chase higher returns in riskier assets, while income seekers piled into defensive sectors with little growth but high dividend yields. The comparatively more robust domestic growth has upheld the U.S. market as a safe haven relative to international markets where macroeconomic data remains less consistent. While the Federal Reserve continues to advertise the paring back of their bond buying program, the timing and range of the monetary policy shift remain unclear, introducing uncertainty in a wary marketplace. For the full fiscal year, large capitalization stocks handily outperformed small and mid capitalization stocks, the former by a significant margin. The best performing sectors in the S&P Index were Health Care, Information Technology and Utilities, while the worst performing were Energy, Telecommunications and Consumer Discretionary.

Performance Attribution

Relative to the benchmark, the Fund’s stock selection in the Consumer Discretionary sector, along with stock selection and an overweight position in the Health Care sector contributed positively to the performance of the Fund. Our holdings in Amgen, Zoetis and General Dynamics were strong positive contributors to performance, as well as an underweight position in underperforming Amazon. With continuing strong market performance, the Fund’s small cash position detracted from relative performance. Stock selection within Industrials and Financials proved challenging; our Verisk position and lack of Airlines exposure worked against us, while our International Banking exposure through Banco Bilbao Vizcaya Argentaria, along with our lack of REITs exposure also detracted from performance.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care sector, while adding further to existing holdings in the Information Technology sector as, what we believe to be, attractive entry points in holdings with strong fundamentals became available. We also selectively added exposure to individual holdings within the Financials and Consumer Staples sectors, while eliminating a number of positions where our conviction levels on their fundamentals and/or valuation were not as strong.

Global growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

Despite the strong performance of the equity markets, we remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without Sales	With 5%	Without	With 1%	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	13.30%	7.63%	12.40%	11.41%	13.61%
3 years	18.71	16.70	17.74	17.74	19.08
5 years	14.40	13.24	13.45	13.45	14.77
10 years	8.49	7.93	7.51	7.51	8.78

Class	Symbol
A	SENCX
C	SCSCX
I	SICWX

Inception Date of the Fund — 1/12/34

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C & I shares: A - 1.03%, C - 1.84%, I - 0.72%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors*

Sector	Percent of Net Assets Assets
Information Technology	23.0%
Health Care	16.6%
Financials	16.4%
Industrials	10.7%
Consumer Staples	10.0%
Consumer Discretionary	8.7%
Energy	7.9%
Telecommunication Services	3.1%
Materials	2.0%

TOP 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	2.6%
Wells Fargo & Co.	2.4%
Visa, Inc.	2.3%
PepsiCo, Inc.	2.1%
Apple, Inc.	2.1%
Johnson & Johnson	2.0%
Boeing Co.	1.9%
Merck & Co., Inc.	1.7%
JPMorgan Chase & Co.	1.7%
Texas Instruments, Inc.	1.7%
Total of Net Assets	20.5%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 93.3%
Consumer Discretionary 8.7%
Bed Bath & Beyond, Inc.*	172,040	$12,622,575
Comcast Corp.	567,500	32,239,675
Gap, Inc.	597,670	23,667,732
Lear Corp.	243,300	23,334,903
McDonald’s Corp.	360,000	34,851,600
Nordstrom, Inc.	150,000	11,454,000
Omnicom Group, Inc.	225,000	17,385,750
Time Warner Cable, Inc.	100,000	14,928,000
Time Warner, Inc.	339,000	28,855,680
TJX Cos., Inc.	413,100	27,330,696
		226,670,611
Consumer Staples 8.5%
CVS Health Corp.	400,650	36,603,384
Kraft Foods Group, Inc.	549,113	33,040,129
McCormick & Co., Inc.	275,000	20,440,750
PepsiCo, Inc.	556,410	55,696,641
Philip Morris Int’l., Inc.	400,000	34,772,000
Procter & Gamble Co.	450,000	40,693,500
		221,246,404
Energy 7.9%
Chevron Corp.	325,000	35,382,750
EOG Resources, Inc.	230,000	19,945,600
ExxonMobil Corp.	455,000	41,195,700
Marathon Oil Corp.	650,000	18,798,000
Marathon Petroleum Corp.	200,000	18,018,000
Noble Energy, Inc.	589,000	28,967,020
Schlumberger Ltd.	503,300	43,258,635
		205,565,705
Financials 15.6%
ACE Ltd.	225,000	25,726,500
American Express Co.	325,000	30,036,500
CME Group, Inc.	378,820	32,063,325
Discover Financial Services	638,000	41,820,900
JPMorgan Chase & Co.	741,000	44,578,560
McGraw-Hill Financial, Inc.	425,000	39,720,500
MetLife, Inc.	628,100	34,928,641
Morgan Stanley	950,000	33,421,000
PNC Financial Services Group, Inc.	375,000	32,801,250
The Travelers Cos., Inc.	275,000	28,723,750
Wells Fargo & Co.	1,126,600	61,377,168
		405,198,094
Health Care 15.6%
Amgen, Inc.	250,000	41,327,500
Becton Dickinson & Co.	165,000	23,154,450
Bristol-Myers Squibb Co.	375,000	22,143,750
Covidien PLC	300,550	30,355,550
Eli Lilly & Co.	438,000	29,836,560
Gilead Sciences, Inc.*	241,000	24,177,120
Johnson & Johnson	475,000	51,418,750
Medtronic, Inc.	386,000	28,513,820
Merck & Co., Inc.	750,000	45,300,000
Stryker Corp.	200,000	18,582,000
UnitedHealth Group, Inc.	443,100	43,702,953
Zimmer Holdings, Inc.	150,000	16,843,500
Zoetis, Inc.	662,000	29,743,660
		405,099,613
Industrials 9.8%
Boeing Co.	362,000	48,638,320
Canadian National Railway Co.	467,000	33,180,350
Deere & Co.	170,230	14,745,323
General Dynamics Corp.	210,000	30,525,600
Honeywell Int’l., Inc.	325,000	32,197,750
Tyco Int’l. Plc	733,000	31,445,700
United Technologies Corp.	330,000	36,326,400

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Verisk Analytics, Inc.*	437,550	$27,119,349
		254,178,792
Information Technology 23.0%
Accenture PLC	283,000	24,431,390
Altera Corp.	722,140	27,166,907
ANSYS, Inc.*	340,000	28,396,800
Apple, Inc.	450,520	53,580,343
Check Point Software Technologies Ltd.*	450,130	34,799,550
Cisco Systems, Inc.	1,523,970	42,122,531
Cognizant Technology Solutions Corp.*	34,740	1,875,613
EMC Corp.	900,000	27,315,000
Int’l. Business Machines Corp.	100,000	16,217,000
KLA-Tencor Corp.	320,000	22,220,800
Microsoft Corp.	1,410,980	67,458,954
NetApp, Inc.	630,000	26,806,500
Oracle Corp.	470,000	19,932,700
Riverbed Technology, Inc.*	1,079,000	22,308,325
Seagate Technology PLC	496,000	32,790,560
Synopsys, Inc.*	672,390	29,175,002
Texas Instruments, Inc.	815,000	44,352,300
Visa, Inc.	233,000	60,158,270
Western Union Co.	928,400	17,249,672
		598,358,217
Materials 2.0%
EI Du Pont de Nemours & Co.	275,000	19,635,000
Freeport-McMoRan, Inc.	564,890	15,167,296
Praxair, Inc.	134,200	17,228,596
		52,030,892
Telecommunication Services 2.2%
Rogers Communications, Inc.	500,000	20,120,000
Verizon Communications, Inc.	750,000	37,942,500
		58,062,500
Total Domestic Common Stocks (Cost $1,319,615,439)		2,426,410,828

Foreign Stocks & ADR’s 5.1%

Mexico 0.9%
America Movil SAB de CV ADR	950,760	22,542,520

Netherlands 1.5%
Unilever NV ADR	992,000	40,314,880

Spain 0.8%
Banco Bilbao Vizcaya Argentaria SA ADR	2,073,612	22,208,384

Switzerland 1.9%
ABB Ltd. ADR	1,041,962	23,360,788
Roche Holding AG ADR	673,880	25,243,545
		48,604,333
Total Foreign Stocks & ADR’s (Cost $134,037,454)		133,670,117

Institutional Money Market Funds 1.3%
State Street Institutional US Government Money Market Fund (Cost $33,767,808)	33,767,808	33,767,808
Total Investments 99.7% (Cost $1,487,420,701)†		2,593,848,753

Other Assets in Excess of Liabilities 0.3%		7,423,074

Net Assets 100.0%		$2,601,271,827

*                 Non-income producing.

†                 Cost for federal income tax purposes is $1,490,589,752. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $1,103,259,001 of which $1,112,411,913 related to appreciated securities and $9,152,912 related to depreciated securities.

ADR     - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

Megan L. Busby CFA, CFP
Senior Portfolio Manager
GLOBALT

Gregory E. Paulette CFA
Chief Investment Strategist
GLOBALT

Gary E. Fullam CFA
Chief Investment Officer
GLOBALT

Performance

For the fiscal year ended November 30, 2014, the Sentinel Georgia Municipal Bond Fund returned 4.74%. By comparison, the Barclays 10-Year Municipal Bond Index produced a return of 7.93%. The Morningstar Municipal Single State Intermediate category average return was 6.06% during the same period.

Municipal Bond Market Review

We began this fiscal year with very attractive municipal yields relative to Treasuries. Investors were big sellers of tax-exempts for the first 11 months of 2013, allowing 10 year Georgia GO (general obligation) municipal yields to start the Fund’s fiscal year at 2.93%, compared to 2.74% for the comparable Treasury. Maturities longer than 6 years rallied during the period as those between 1 and 5 sold off in anticipation of the Federal Reserve’s eventual raising of the overnight lending rate. Revenue bonds out-performed general obligation bonds, with hospital and IDR/PRC (industrial development revenue/pollution control revenue) bonds topping the charts, producing double digit total returns for the period. Lower quality Baa/BBB bonds returned more than twice as much as Aaa/AAA tax-exempts. Even troubled Puerto Rico and Illinois bonds managed to attract investors, returning more than 7% and 10%, respectively, for the fiscal year. Risk taking was again in vogue and optimism was beginning to gain a solid footing as job growth accelerated more than forecast. The notion that the Federal Reserve might raise rates in 2014 waned, allowing many municipalities time to issue more debt than previously anticipated. As the fiscal year came to a close, there is a large, planned calendar of municipal issuance for the new year; much of it refinancing higher coupon bonds issued in 2005. Through November, issuance in Georgia bonds was up 14.1% year-to-date over 2013. An expanding economy was another plus for local governments in 2014, allowing states to reduce taxes and fees by $2.3 billion.

Performance Attribution

The first two quarters of the fiscal year produced exceptionally strong performance for municipal investors. The Barclays Capital 10-Year Municipal Bond Index was up 5.52% for the first six months of the fiscal year, with lower quality and longer dated bonds outperforming. The second half of the year added positive returns as well but to a smaller degree, especially in the final quarter of the period. Longer duration* bonds still out-performed shorter ones but high quality bonds only marginally under-performed lower quality revenue bonds. Georgia municipal bonds are, on average, higher quality bonds than those of most other states and as such tend to under-perform the general market, especially in years when investors are willing to accept more risk in their portfolios. Within this framework, the Fund actively reduced holdings of general obligation bonds, increasing the portfolio’s allocation to revenue bonds. The Fund’s duration was only slightly shorter at the end of the period at 5.22 years, compared to the index’s 5.62 years. The Fund’s underperformance was primarily due to higher credit quality within the Fund relative to the index. Even with the increase in revenue bonds, the Fund closed the period with an average portfolio rating of AA3/A+.

Portfolio Positioning and Outlook

As of November 30, 2014, the Fund had over 20% of its holdings in hospital bonds and over 32% in other revenue bonds. This positions it well for taking advantage of the likelihood, in our opinion, that revenue bonds might continue to out-perform general obligation bonds in 2015. In addition, the Fund has around 20% in bonds with maturities shorter than 4 years. These should bode well for the possibility of rising interest rates in 2015, allowing the Fund to extend its duration if opportunities to invest at higher rates develop within the year ahead.

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graph and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 - November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

Class I shares
No
Sales Charge
1 year	4.74%
3 years	2.97
5 years	3.39
10 years	3.66

Class	Symbol
I	SYGIX

Inception Date of the Fund — 6/30/92

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class I shares is 0.72%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
Gwinnett County School District, GAGO	5.00%	02/01/24	15.7%
Municipal Electric Auth. of Georgia REV	5.25%	01/01/19	9.7%
Georgia State Road & Tollway Auth. REV	5.00%	06/01/18	9.5%
Houston County Hospital Auth. REV	5.25%	10/01/16	7.7%
City of Columbus, GA REV	5.00%	05/01/20	7.3%
Cobb County Kennestone Hospital Auth. REV	5.25%	04/01/21	5.0%
Cobb County Kennestone Hospital Auth. REV	5.25%	04/01/20	4.9%
Marietta Development Authority, GA REV	5.00%	06/15/23	4.9%
County of Forsyth, GA GO	5.00%	03/01/22	4.8%
Albany-Dougherty County Hospital Auth. REV	5.00%	12/01/25	4.8%
Total of Net Assets			74.3%

Average Effective Duration (for all Fixed Income Holdings) 5.1 years** (Unaudited)

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Municipal Bonds 96.0%
Georgia 96.0%
Albany-Dougherty County Hospital Auth. REV
5%, 12/01/25	500 M	$576,755
City of Columbus, GA REV
5%, 05/01/20	750 M	867,187
Cobb County Kennestone Hospital Auth. REV
5.25%, 04/01/20	500 M	586,695
5.25%, 04/01/21	500 M	589,475
Columbia County, GA GO
5%, 04/01/17	250 M	275,205
Commerce School District, GA GO
5%, 08/01/21	250 M	291,207
County of Forsyth, GA GO
5%, 03/01/22	500 M	577,715
County of Gilmer, GA GO
5%, 04/01/20	500 M	544,445
Georgia State Road & Tollway Auth. REV
5%, 06/01/18	1,000 M	1,137,030
Gwinnett County School District, GA GO
5%, 02/01/24	1,500 M	1,872,090
Houston County Hospital Auth. REV
5.25%, 10/01/16	850 M	919,624
Madison County School District, GA GO
5%, 02/01/24	345 M	407,166
Marietta Development Authority, GA REV
5%, 06/15/23	500 M	582,565
Municipal Electric Auth. of Georgia REV
5.25%, 01/01/19	1,000 M	1,158,960
Paulding County School District, GA REV
5%, 02/01/21	250 M	283,380
Paulding County, GA REV
5%, 02/01/21	500 M	548,415
Winder-Barrow Industrial Building Auth. REV
4%, 12/01/21	215 M	236,592
Total Municipal Bonds (Cost $10,559,631)		11,454,506

	Shares
Institutional Money Market Funds 2.9%
State Street Institutional US Government Money Market Fund (Cost $350,590)	350,590	350,590
Total Investments 98.9%
(Cost $10,910,221)†		11,805,096
Other Assets in Excess of Liabilities 1.1%		129,682
Net Assets 100.0%		$11,934,778

†                Cost for federal income tax purposes is $10,910,221. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $894,875 of which $909,561 related to appreciated securities and $14,686 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager Peter Hassler CFA Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2014, the Sentinel Government Securities Fund returned 3.50%.* By comparison, the Barclays U.S. Government/MBS Index returned 4.53%, while the Morningstar Intermediate Government category average return was 3.99% during the same period.

Bond Market Review

Familiar factors dominated fixed income markets in 2014. The impending end of the Federal Reserve’s outright asset purchase program, a historically low interest rate environment, asset classes offering little spread differentiation, and flattening credit curves remained key factors throughout the year. The risk aversion theme also appeared at times as conflict in Ukraine, a European bank bailout, fears around Ebola, flaring tensions in Israel and the Middle East all contributed to U.S. Treasury outperformance. Domestically, while the headline unemployment rate continued on its lower trajectory, inflation pressure failed to materialize as the economy recovers on its uneven path. Fed Chair Janet Yellen remained dovish, emphasizing the underutilization present in the labor market at their annual Jackson Hole meeting, and that while rate decisions would continue to be data dependent, interest rates could be low for a “considerable time”.

The rates curve flattened in 2014, with the 5’s-10’s Treasury curve moving from a high of 128 basis points at the end of 2013 to a current low of 68 bps at the end of November. Index returns reflected the flattening trend with the Barclays Long-Term U.S. Treasury Index returning over 21%, while the Barclays 3-5 Year U.S. Treasury Index finished YTD November up just 2.7%.

Spread product performance was mixed with Index Option Adjusted Spread (OAS) widening moderately throughout the year on Barclays Corporate Investment Grade by 11 basis points, while MBS and CMBS were moderately tighter YTD. Nominally, mortgage spreads have remained in a tight range around an average of 64 basis points for current coupon MBS vs. the 10-Year U.S. Treasury rate. As the Fed tapered its asset purchase program through 2014, technical factors contributed to keep MBS spreads at these historically tight levels. Housing data often failed to meet expectations on new and existing home sales, while home prices as measured by Case-Shiller increased moderately, reducing first-time homebuyer activity. Despite primary mortgage rates hovering around a historically attractive 4.2% for 2014, the Mortgage Bankers Association Refinance Index reported levels nearing the lows seen in 2008. This combination of moderating sales and low turnover helped keep prepayment concerns muted and contributed to the positive technical overhang for MBS as selling pressure failed to materialize with the Fed’s exit.

Performance Attribution

The Fund underperformed the Barclays U.S. Government/MBS Index for the fiscal year by 103 basis points as the long end of the curve dominated performance. The key detractor from relative performance was found within yield curve management which reflects the Fund’s shorter bias to the Index, expressed through the usage of Treasury futures and our positioning within the Agency MBS coupon stack. As with longer-dated Treasuries, lower coupon MBS outperformed higher coupons in 2014 benefitting from their positioning

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays Long-Term U.S. Treasury Index is an unmanaged index of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, with maturities of 10 years or longer.

The Barclays 3-5 Year U.S. Treasury Index is an unmanaged index of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, with maturities of 3-5 years.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

further out the curve. The Fund’s primary drivers of positive relative performance came from both the allocation and individual security selection within the MBS sector, which reflects the spread compression experienced through the year and the bid for call protected collateral bonds.

Portfolio Positioning and Outlook

As of November 30 2014, the Fund’s portfolio positioning consisted of 78% exposure to Agency MBS pass-throughs, 16% Agency CMOs, 3% Non-Agency RMBS, and 3% cash. The Fund’s duration stood at 4.43 years as of month-end. Throughout the year, we have managed duration through the use of U.S. Treasury futures and with our natural positioning within the coupon stack favoring a balance of both lower and higher coupon mortgages.

As the Fed has ended its outright asset purchase program, investors have shifted focus to the timing and duration** of their paydown reinvestment strategy and to future sources of demand for Agency MBS. Given the overall positive technical backdrop of low mortgage origination and diminished refinance sensitivity to lower mortgage rates, market participants will need to weigh how this dynamic plays out against reduced government demand and the reemergence of natural MBS buyers in 2015. In the short term, we look for spreads to remain directional with small pockets of opportunity in specified collateral stories, and are wary of a strategy that derives the bulk of its incremental returns largely through carry in a historically low rate and spread environment. As always, we continue to evaluate economic conditions and changes in government policy that may influence our portfolio positioning.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	3.50%	1.18%	2.73%	1.73%	3.73%
3 years	0.82	0.04	0.04	0.04	1.06
5 years	2.24	1.77	1.44	1.44	2.49
10 years	4.09	3.86	3.13	3.13	4.30

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund — 9/2/86

Performance of the Class A shares is based on the 2.25% maximum sales charge and is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance for Class C shares prior to their inception June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted to reflect the higher expenses of Class C shares. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A - 0.85%, C - 1.65%, I - 0.62%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	2.8%
1 yr. to 2.99 yrs.	0.0%
3 yrs. to 3.99 yrs.	37.1%
4 yrs. to 5.99 yrs.	42.3%
6 yrs. to 7.99 yrs.	17.8%
8 yrs. and over	0.0%

Average Effective Duration (for all Fixed Income Holdings) 4.5 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AL2860	3.00%	12/01/42	6.8%
FNMA AI4728	4.50%	07/01/41	6.5%
GNMA AG8936	4.00%	02/15/44	6.4%
FHR 3331 PE	6.00%	06/15/37	6.4%
FNMA AT2016	3.00%	04/01/43	6.1%
FHLMC J22900	2.50%	03/01/28	5.9%
GNMA II TBA 30 YR Dec	4.50%	12/18/44	5.6%
GNR 10-33 PX	5.00%	09/20/38	5.3%
FNMA AB7845	3.00%	02/01/43	5.2%
FHLMC G05483	4.50%	06/01/39	5.0%
Total of Net Assets			59.2%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 94.2%
U.S. Government Agency Obligations 94.2%

Federal Home Loan Mortgage Corporation 31.8%
Collateralized Mortgage Obligations:
FHR 3331 PE
6%, 06/15/37	19,728 M	$22,530,678
FHR 3859 JB
5%, 05/15/41	14,055 M	15,554,957
		38,085,635
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	20,525 M	21,041,501
30-Year:
FHLMC 170141
11%, 09/01/15	26	26
FHLMC 170147
11%, 11/01/15	56	57
FHLMC 360017
11%, 11/01/17	61	63
FHLMC A64971
5.5%, 08/01/37	15 M	16,723
FHLMC G05483
4.5%, 06/01/39	16,096 M	17,608,164
FHLMC G05624
4.5%, 09/01/39	15,436 M	16,886,990
FHLMC A89148
4%, 10/01/39	10,316 M	11,016,857
FHLMC Q29056
4%, 10/01/44	7,398 M	7,902,680
		53,431,560
Total Federal Home Loan Mortgage Corporation		112,558,696
Federal National Mortgage Association 41.8%
Collateralized Mortgage Obligations:
FNR 12-47 AI
3%, 05/25/22	9,543 M	680,592
FNR 03-32 BZ
6%, 11/25/32	582 M	651,812
		1,332,404
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/29(a)	5,480 M	5,587,779
20-Year:
FNMA 758564
6%, 09/01/24	265 M	300,076
25-Year:
FNMA 251808
10%, 04/01/18	9 M	8,967
30-Year:
FNMA 426830
8%, 11/01/24	20 M	21,226
FNMA 738887
5.5%, 10/01/33	421 M	471,382
FNMA 748895
6%, 12/01/33	145 M	165,689
FNMA 881279
5%, 11/01/36	1,538 M	1,717,700
FNMA 931533
4.5%, 07/01/39	3,555 M	3,871,539
FNMA 931535
5.5%, 07/01/39	1,820 M	2,046,249
FNMA AE0215
4%, 12/01/39	13,795 M	14,750,385
FNMA AD9193
5%, 09/01/40	11,839 M	13,170,805
FNMA AI4728
4.5%, 07/01/41	21,101 M	22,972,479
FNMA AL2860
3%, 12/01/42	23,889 M	24,189,932
FNMA AB7845
3%, 02/01/43	18,311 M	18,552,179
FNMA AT2016
3%, 04/01/43	21,225 M	21,484,828
FNMA TBA 30 YR Dec
3%, 12/11/44(a)	12,000 M	12,130,312

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA TBA 30 YR Dec
4.5%, 12/11/44(a)	5,000 M	$5,434,766
		140,979,471
Total Federal National Mortgage Association		148,208,697
Government National Mortgage Corporation 20.6%
Collateralized Mortgage Obligations:
GNR10-33 PX
5%, 09/20/38	17,025 M	19,032,938
Mortgage-Backed Securities:
20-Year:
GNMA 623177
6.5%, 08/15/23	30 M	34,642
30-Year:
GNMA 506805
6.5%, 06/15/29	92 M	105,946
GNMA II 004424
5%, 04/20/39	10,495 M	11,722,541
GNMA AG8936
4%, 02/15/44	20,847 M	22,549,630
GNMA II TBA 30 YR Dec
4.5%, 12/18/44(a)	18,000 M	19,701,559
		54,079,676
Total Government National Mortgage Corporation		73,147,256
Total U.S. Government Obligations (Cost $326,568,636)		333,914,649
Residential Mortgage- Backed Securities 3.2%
Financials 3.2%
Bear Stearns Trust FLT
2.6081%, 06/25/34
(Cost $11,203,487)	10,995 M	11,319,266

	Shares
Institutional Money Market Funds 14.5%
State Street Institutional US
Government Money Market Fund (Cost $51,195,596)	51,195,596	51,195,596
Total Investments 111.9% (Cost $388,967,719)†		396,429,511

Excess of Liabilities Over Other Assets (11.9)%		(42,169,191)

Net Assets 100.0%		$354,260,320

†                  Cost for federal income tax purposes is $388,967,830. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $7,461,681 of which $7,592,196 related to appreciated securities and $130,515 related to depreciated securities.

(a)         The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

Andrew Boczeck Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2014, the Sentinel International Equity Fund returned -1.81%*, compared to the -0.02% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) and the 0.02% return for the Morningstar Foreign Large Blend category.

Equity Market Review

We began fiscal 2014 riding a wave of optimism in global equity markets. As a result, many stocks entered the year having recently outperformed their underlying businesses, setting us up for a challenging 2014. Geopolitical risks emanating from Ukraine following the change in government there and subsequent annexation of Crimea by Russia, combined with already full valuations and weak economic performance across much of Europe led to disappointing investment returns in the region. Even Germany, which had remained mostly unscathed, has suffered as a result of political tensions and subsequent tit for tat sanctions with Russia. Nonetheless, there were signs of economic recovery in several Eurozone peripheral countries, notably Spain and Ireland, though admittedly against easy comparisons. The challenge for governments in the region remains managing the social tension which inevitably accompanies ongoing efforts to rebalance economies. The rise of extremist political parties in several European countries is one obvious manifestation of the risk inherent in this rebalancing process.

An obvious feature of the economic and financial landscape over the past year has been the relative strength of the U.S. vs. other developed countries. With the process of private sector deleveraging in this country considerably further advanced, and continued signs of solid if unspectacular recovery in evidence, the stage was set for the end of extraordinary monetary accommodation by the Federal Reserve. Combined with what had been a chronically weak dollar, foreign central banks not yet ready to take their foot off the accelerator and softening commodity demand from China, we’ve seen early signs of a U.S. dollar bull market. In fact, during the period the dollar rose against every major currency, including gains of 8% against the euro and 13% against the yen.

Speaking of China and commodities, we may look back on 2014 as the year that the decade long, China-led bull market in industrial commodities finally came to an end. Oil prices fell by nearly a third and iron ore was cut in half over the past year. Precious metals and currencies of commodity exporters also weakened.

A recent investment trip to Japan confirms that the authorities there are firmly committed to unprecedented aggressive monetary easing as part of their Abenomics program. In fact, when an official of the Bank of Japan was asked recently whether the bank would consider writing off part of its holdings of government bonds, instead of reacting with outrage, he basically said that anything is possible---these are truly interesting times. With the yen trading at multi-decadal lows versus the dollar when adjusted for changes in relative inflation, Japan seems unusually cheap to a foreign visitor. It remains to be seen whether the country can translate that cost advantage into accelerating economic growth and/or inflation sufficient to enable it to get out from under its massive fiscal debt.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Attribution

From a sectoral standpoint, Consumer Staples and Energy were the main detractors from relative performance, while Utilities and Financials provided the biggest boost. Slicing the world by geography shows that investments in India and Spain were the biggest contributors to relative performance, while the Fund was hurt by investments in Norway and the United Kingdom. In addition, the Fund’s exposure to smaller and medium sized companies, which had been a significant positive contributor to performance in 2013, detracted slightly from returns in 2014.

Of course, due to the concentration of the Fund in fewer than 40 holdings it is probably more useful to drill down to identify individual securities that had a meaningful impact on performance. By far the largest negative contribution to performance came from the Fund’s investment in Prosafe SE, the Norwegian based owner and operator of floating accommodation rigs, or floatels, for the oil and gas industry and operating primarily in the North Sea. When we began purchasing shares of the company in April, we were already aware that the industry was facing headwinds from a significant increase in the supply of floatels, following a decade in which Prosafe had controlled well over 50% of the market. At the time we believed that the high quality of Prosafe’s assets, combined with good long term prospects for demand, near term growth in the company’s own fleet, and a very attractive valuation mitigated the risk coming from new, competing supply. Following the collapse in the oil market over the past few months and reductions in capital expenditure plans by oil exploration and production companies, it’s clear that we were too sanguine about near term risks to the business. Nonetheless, we continue to believe that Prosafe has an attractive market position with good longer term prospects and is trading at an exceptionally attractive valuation on a number of metrics.

Another one of the Fund’s losers this year was Jeronimo Martins, SGPS, SA, a Portuguese listed food retailer which generates most of its revenues and earnings in Poland, where it operates the Biedronka chain of convenience stores. Biedronka is a business that has demonstrated unusually attractive economics in past years, owing to a negative working capital position that in effect allows the company to expand its store base at the expense of its suppliers. Slowing demand and intensifying competition put pressure on top line growth and margins, and the company responded by slowing the rollout of new stores and “investing in lower prices”. The result has been further reductions in earnings estimates and a proportionate fall in the stock price.

Our investment in Countrywide plc, the UK’s leading real estate brokerage firm, took a hit in the face of fears of rising interest rates in the UK and worries about an overheating London property market. We continue to like the company’s mix of business that favors regional UK markets and diversifies its revenue among brokerage commissions and rental fees, making the business less cyclical than perceived by others in the stock market.

Looking on the bright side, our biggest gain for the period came from an investment in Indian specialty financial company Shriram Transport Finance Co. Ltd, the leading provider of loans to commercial truck drivers in that country. India has enjoyed a strong bull market in stocks in 2014, thanks to a new investor friendly government and falling interest rates, and Shriram has benefitted thanks to its unique knowledge of the commercial truck market.

Finally, the Fund’s investment in Red Electrica Corp. SA, the operator of Spain’s electricity transmission grid, rose as the company’s regulatory framework was clarified during the course of 2014, and Spanish bond yields fell. In recent years there had been a great deal of investment in electricity production and transmission infrastructure in Spain, arguably too much, accompanied by an insufficient increase in revenues to cover the system’s growing costs, resulting in a large and growing deficit funded by the government. Although transmission represents less than 5% of system costs, there had been fears that shareholders of Red Electrica might find themselves paying a disproportionate share of the cost of funding the cumulative deficit. The outcome was better than expected, and Red Electrica will continue to see low to mid single digit growth in coming years in addition to paying a growing dividend, music to the ears of shareholders.

Portfolio Positioning and Outlook

Much of what we wrote last year at this time continues to hold, though the sideways to down moves in many stocks have improved the outlook for returns going forward. We remain skeptical about the ability of Abenomics to deliver “good” inflation to Japan, and we are watching for signs of social tension in peripheral Europe that could derail the rebalancing process there.

As mentioned earlier we recently returned from a visit to Japan and wanted to provide an alternative interpretation of the situation there. The usual narrative one hears about Japan is that following the bursting of their stock market and real estate bubbles more than two decades ago, the country has subsequently been suffering through years of uninterrupted economic malaise. By way of evidence, advocates of this point of view emphasize many years of flat nominal GDP or stock prices back at mid 1980’s levels, among other metrics. But the reality is that real per capita GDP growth has been pretty similar in all developed countries over the post-bubble period, including in Japan. And Japan has had lower unemployment than the U.S. over virtually the entire period. The streets remain safer than anywhere else I know, people are almost indescribably polite and hospitable, the infrastructure is great and the trains run on time. Japan is arguably the most successful society in the world!

Of course there’s another side to this, though. The things that make Japan a successful society (and a great place to visit) also make it a frustrating place for investors to make money. Since shareholders aren’t the only or even the main constituency that management answer to, the pace of change can seem glacial, and American shareholders can become impatient. There are companies that embrace a more western, shareholder-based corporate culture, but they are undoubtedly the exception rather than the rule. The bottom line is that we’ve continued to find it hard to identify companies with the requisite combination of business quality, shareholder-focused management and attractive valuations. But we’ll keep looking.

Europe is a mixed bag, with the UK arguably on the heels of the U.S. in terms of ending extraordinary monetary accommodation, Germany slowing, Spain recovering off of a low base and France and Italy going nowhere. We continue to believe that the requisite economic rebalancing carries with it elevated risks of social tensions in peripheral countries. Geopolitical risks coming from the standoff with Russia over Ukraine, as well as continued instability in the Middle East bear watching.

China’s transition from investment and export led growth toward a more balanced economic model remains a work in progress, with implications for global commodity markets. There is plenty of evidence from the real economy that growth has ground to a crawl, though we believe that consumption spending can continue to grow at an acceptable pace. It will be interesting to see how the authorities in China react to a weaker yen, and if they ease policy over the next year in the face of soft property markets.

At the end of last year we were happy with the quality of the companies in our portfolio, but concerned that valuations had in many cases gotten ahead of the fundamentals. Over the past year it seems to us that some of the excess has been wrung out of stocks, so our work lists are full and we’re more optimistic about the prospects for returns going forward. As always, we continue to focus our energies on identifying exceptional businesses run by shareholder-friendly management teams and sporting solid balance sheets, trading at reasonable valuations. We thank you for your continued interest and support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	-1.81%	-6.71%	-3.26%	-4.22%	-1.39%
3 years	10.36	8.49	8.66	8.66	10.93
5 years	6.26	5.17	4.68	4.68	6.74
10 years	5.06	4.52	3.67	3.67	5.37

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund — 3/1/93

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A - 1.44%, C - 3.04%, I - 0.89%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors *

Sector	Percent of Net Assets
Consumer Discretionary	24.2%
Industrials	18.9%
Information Technology	14.8%
Financials	9.5%
Health Care	8.6%
Materials	7.9%
Consumer Staples	7.8%
Utilities	3.1%
Energy	1.6%

Top Geographical Weightings

Country	Percent of Net Assets
United Kingdom	17.4%
France	11.8%
Switzerland	11.4%
Germany	11.4%
Japan	7.9%
United States	6.1%
Ireland	3.5%
Canada	3.4%
Spain	3.1%
South Korea	3.0%

Top 10 Holdings**

Description	Percent of Net Assets
Countrywide PLC	4.1%
Renault SA	3.7%
CyberAgent, Inc.	3.5%
Experian PLC	3.5%
BlackBerry Ltd.	3.4%
Fresenius SE & Co KGaA	3.3%
Red Electrica Corp SA	3.1%
Adecco SA	3.1%
Alent PLC	3.0%
Nestle SA	3.0%
Total of Net Assets	33.7%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 6.0%
Information Technology 6.0%
BlackBerry Ltd.*	432,000	$4,488,480
Check Point Software Technologies Ltd.*	43,000	3,324,330
Total Domestic Common Stocks (Cost $6,153,539)		7,812,810

Foreign Stocks & ADR’s 90.4%
Chile 2.1%
Sociedad Quimica y Minera de Chile SA ADR	110,000	2,772,000

Cyprus 1.6%
ProSafe SE (a)	650,000	2,131,506

Denmark 2.2%
ISS A/S *(a)	100,000	2,830,708

France 11.8%
Christian Dior SA (a)	20,000	3,834,102
Edenred SA (a)	105,000	3,028,453
Renault SA (a)	59,700	4,793,960
Sanofi (a)	38,000	3,672,534
		15,329,049
Germany 11.4%
Allianz SE ADR	200,000	3,436,000
Brenntag AG (a)	59,048	3,253,014
Fresenius SE & Co KGaA (a)	78,000	4,228,615
SAP AG (a)	54,000	3,808,761
		14,726,390
Hong Kong 2.0%
Chow Tai Fook Jewellery Group Ltd. (a)	1,900,000	2,643,040

India 2.7%
Shriram Transport Finance Co Ltd. (a)	200,000	3,490,579

Ireland 3.5%
Experian PLC (a)	285,000	4,508,944

Japan 7.9%
CyberAgent, Inc. (a)	114,000	4,549,791
Honda Motor Co Ltd. (a)	80,000	2,419,957
Nippon Television Holdings, Inc. (a)	225,000	3,329,846
		10,299,594
Luxembourg 2.3%
SES SA *(a)	80,000	2,979,588

Netherlands 2.7%
Randstad Holding NV (a)	70,000	3,449,609

Portugal 2.4%
Jeronimo Martins SGPS SA (a)	300,000	3,053,002

South Korea 3.0%
Samsung Electronics Co Ltd. (a)	3,300	3,823,302

Spain 3.1%
Red Electrica Corp SA (a)	44,000	4,030,763

Sweden 2.9%
Telefonaktiebolaget LM Ericsson (a)	300,000	3,770,294

Switzerland 11.4%
Adecco SA (a)	57,000	4,000,844

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Nestle SA (a)	52,000	$3,902,765
Roche Holding AG. (a)	11,000	3,293,348
Syngenta AG (a)	11,000	3,626,092
		14,823,049

United Kingdom 17.4%
Alent PLC (a)	736,521	3,923,417
Countrywide PLC (a)	800,000	5,354,964
Diageo PLC (a)	100,000	3,086,363
Rightmove PLC (a)	95,000	3,235,984
Royal Mail PLC (a)	515,000	3,364,209
WPP PLC (a)	175,000	3,663,814
		22,628,751
Total Foreign Stocks & ADR’s (Cost $106,201,009)		117,290,168

Institutional Money Market Funds 3.5%
State Street Institutional US Government Money Market Fund (Cost $4,522,200)	4,522,200	4,522,200
Total Investments 99.9% (Cost$116,876,748)†		129,625,178

Other Assets in Excess of Liabilities 0.1%		167,710

Net Assets 100.0%		$129,792,888

*                 Non-income producing.

†                 Cost for federal income tax purposes is $116,876,748. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $12,748,430 of which $23,602,309 related to appreciated securities and $10,853,879 related to depreciated securities.

(a)         Fair valued.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Low Duration Bond Fund

(formerly Sentinel Short Maturity Government Fund)

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2014, the Sentinel Low Duration Bond Fund returned 0.54%.* By comparison, the Barclays 1-3 Year U.S. Government/Credit Index returned 0.90%, and the Morningstar Short-Term Bond category average return was 1.28% during the same period. The Barclays 1-3 Year U.S. Government Bond and U.S. Mortgage Backed Securities Indices, which the Fund discontinued using as benchmarks effective January 31, 2014, returned 0.75% and 5.52%, respectively, for the same period.

Bond Market Review

Fiscal year 2014 became a tale of two very different tapes. The first nine months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first nine months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering on interest rates, brinksmanship from global energy producers became the dominant risk as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U.S. $ denominated assets. Bond markets reacted with the 10-year Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

Performance Attribution

The Fund’s exposure to the Treasury yield curve relative to its benchmark had a positive impact on performance, adding 36 bps. While the Fund’s overall duration** was, on average, about in line with the index, its position in the 5 and 10 year areas of the yield curve represented an overweight. These points, especially the 10-year, had strong relative performances for the year, and the Fund benefitted from this.

Asset allocation effects contributed 2 bps. A positive impact from the Fund’s CMO positions at the beginning of the year was mostly offset, for the year overall, by a negative impact from our overweight to high yield corporates. This reflects the significant spread widening in high yield credits in the latter part of the fiscal year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays U.S. Corporate High-Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured 32 by their underlying portfolio holdings.

Security selection effects were a positive contributor to performance for the year, with the largest contributions coming from investment grade and high yield corporates. In investment grade, selections in the financial sector were positive across a range of sub-sectors, more than offsetting a loss in Oil Field Services. On the high yield side, positive effects were spread across a range of industries, with the only significant negative coming from Technology. Selection effects totaled a positive 28 bps for the year.

Finally, trading and other effects produced a negative impact of -13 bps.

Portfolio Positioning and Outlook

As of November 30, 2014, the Fund’s portfolio positioning consisted of 22% exposure to investment grade corporate bonds, 19% exposure to high yield corporate bonds, 48% exposure to agency-backed MBS (with 47% in collateralized mortgage obligations), 2% exposure in commercial mortgage-backed securities, and 9% cash. The effective duration of the Fund stands at 1.46 years as of fiscal year end.

As we enter 2015, we remain cautious and expect that markets will continue to re-price risk in response to the ending of the Federal Reserve’s expansionary policy. While U.S. equity markets remain at or near all-time highs, other risk-assets, such as high yield credit, are not nearly as sanguine. Fears of slowing of global growth, as well as the constant threat of geopolitical disruption, remain among the many catalysts that could trigger an increase in market volatility in 2015. Regardless of what transpires, we will continue to search for opportunities for our shareholders and believe that flexibility will be critical to our success in navigating markets.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and S shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class S shares	Class I shares
	Without	With 1%	No	No
	Sales Charge	Sales Charge	Sales Charge	Sales Charge
1 year	0.54%	-0.48%	0.53%	0.77%
3 years	0.04	-0.29	-0.19	0.11
5 years	0.70	0.50	0.40	0.74
10 years	2.51	2.41	2.13	2.53

Class	Symbol
A	SSIGX
S	SSSGX
I	SSBDX

Inception Date of the Fund — 3/27/95

On January 31, 2014 the Sentinel Short Maturity Government Fund was renamed the Sentinel Low Duration Bond Fund and the Fund’s investment strategies changed. Performance prior to January 31, 2014 relates to the Fund’s prior investment strategies.

Performance of the Class A shares prior to June 1, 2006, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If it had, those returns would be higher. The Class A returns are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. Performance of the Class S shares prior to January 31, 2014 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.75% to 0.50%. If it had, those returns would be higher, except for the period from April 1, 2013 to January 30, 2014 during which a voluntary waiver of 0.25% of those fees was in effect. Performance of the Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses. Performance of the Class I shares prior to their inception on January 31, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Low Duration Bond Fund Class A, S & I shares: A - 0.91%, S - 1.04%, I - 0.72%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds and tend to fluctuate more widely in value. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1yr.	11.2%
1 yr. to 2.99 yrs.	42.3%
3 yrs. to 3.99 yrs.	22.6%
4 yrs. to 5.99 yrs.	13.2%
6 yrs. to 7.99 yrs.	9.5%
8 yrs. and over	1.2%

Average Effective Duration (for all Fixed Income Holdings) 1.5 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHR4022 AH	1.50%	12/15/25	6.3%
FNR 11-137 KC	2.00%	01/25/27	6.3%
FNR 10-64 AD	3.00%	12/25/20	6.1%
FNR 12-53 CD	1.50%	05/25/22	4.9%
FHR 4039 PB	1.50%	05/15/27	4.0%
FNR 09-88 DB	3.00%	10/25/20	2.7%
FHR 4238 TL	1.25%	08/15/27	2.4%
Bear Stearns Trust FLT	2.608%	06/25/34	2.4%
FNR 09-88 DC	3.25%	10/25/20	2.1%
WBCMT 2007 C30 A5	5.342%	12/15/43	1.9%
Total of Net Assets			39.1%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage—backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 44.0%
U.S. Government Agency Obligations 44.0%
Federal Home Loan Mortgage Corporation 14.3%
Collateralized Mortgage Obligations:
FHR 2353 TD
6%, 09/15/16	16 M	$16,432
FHR 3604 AG
4%, 12/15/17	1,130 M	1,144,331
FHR 3874 BD
3%, 06/15/21	5,463 M	5,664,322
FHR 3414 A
4.5%, 07/15/22	331 M	332,311
FHR 4022 AH
1.5%, 12/15/25	47,824 M	47,404,933
FHR 4039 PB
1.5%, 05/15/27	30,298 M	29,647,336
FHR 4238 TL
1.25%, 08/15/27	18,505 M	18,263,896
FHR 2927 ED
4%, 01/15/35	901 M	929,236
		103,402,797
Mortgage-Backed Securities:
10-Year:
FGCI J15846
3.5%, 06/01/21	153 M	162,814
15-Year:
FHLMC E00843
8%, 04/01/15	111	111
FHLMC E01009
6.5%, 08/01/16	54 M	55,786
FHLMC G11585
7%, 02/01/17	6 M	6,455
FHLMC E88357
6.5%, 03/01/17	17 M	16,685
FHLMC E98706
5%, 08/01/18	677 M	715,172
FGCI B10742
4.5%, 11/01/18	405 M	426,909
FHLMC B12434
4.5%, 03/01/19	649 M	684,120
FHLMC J05907
6%, 08/01/19	1,317 M	1,413,706
		3,318,944
20-Year:
FHLMC D94982
7%, 04/01/16	11 M	10,843
FHLMC D94230
7.5%, 10/01/19	31 M	31,554
		42,397
30-Year:
FHLMC G00100
8%, 02/01/23	5 M	5,511
Total Federal Home Loan Mortgage Corporation		106,932,463

Federal National Mortgage Association 29.7%
Collateralized Mortgage Obligations:
FNR 09-70 NQ
3.5%, 08/25/19	10,767 M	11,159,897
FNR 09-88 DB
3%, 10/25/20	19,829 M	20,480,894
FNR 09-88 DC
3.25%, 10/25/20	15,283 M	15,851,137
FNR 10-64 AD
3%, 12/25/20	43,981 M	45,372,754
FNR 11-67 DA
4.5%, 07/25/21	12,403 M	13,135,266
FNR 12-53 CD
1.5%, 05/25/22	36,006 M	36,335,300
FNR 12-47 AI
3%, 05/25/22	10,104 M	720,627
FNR 11-90 AL
3.5%, 09/25/23	11,540 M	12,063,430
FNR 11-15 HC
2.5%, 03/25/26	14,109 M	14,406,768
FNR 11-137 KC
2%, 01/25/27	45,893 M	46,796,488

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNR09-3 HL
5%, 02/25/39	870 M	$906,028
FNR 09-32 BH
5.25%, 05/25/39	1,756 M	1,823,980
		219,052,569
Mortgage-Backed Securities:
10-Year:
FNMA 930890
5%, 04/01/19	68 M	72,235
FNMA MA0113
5%, 05/01/19	151 M	159,414
FNMA 931517
5%, 07/01/19	40 M	42,198
		273,847
15-Year:
FNMA 574598
6%, 05/01/16	11 M	10,633
FNMA 671380
6%, 11/01/17	46 M	48,244
FNMA 712165
5%, 08/01/18	426 M	448,685
FNMA 725284
7%, 11/01/18	164 M	170,970
FNMA 985670
6.5%, 10/01/21	714 M	787,146
FNMA AA8647
5%, 11/01/23	707 M	757,601
FNMA AC0317
4.5%, 02/01/24	116 M	122,729
FNMA AC0318
5%, 06/01/24	201 M	212,060
		2,558,068
20-Year:
FNMA 619191
6.5%, 12/01/15	8 M	8,055
30-Year:
FNMA 626664
6%, 04/01/17	72 M	74,733
FNMA 479421
7%, 09/01/21	31 M	32,732
FNMA 207530
8.25%, 04/01/22	8 M	8,220
FNMA 175123
7.45%, 08/01/22	96 M	103,245
		218,930
Total Federal National Mortgage Association		222,111,469

Government National Mortgage Corporation 0.0%+
Mortgage-Backed Securities:
15-Year:
GNMA 489953
6%, 12/15/16	8 M	8,267
20-Year:
GNMA 628440
7%, 04/15/24	121 M	133,989
30-Year:
GNMA II 495
10%, 02/20/16	22	22
Total Government National Mortgage Corporation		142,278
Total U.S. Government Obligations (Cost $327,920,979)		329,186,210

Domestic Corporate Bonds 40.6%
Basic Industry 5.6%
Allegheny Technologies, Inc.
6.125%, 08/15/23	2,500 M	2,500,762
ArcelorMittal
5%, 02/25/17	3,000 M	3,135,000
Ashland, Inc.
3.875%, 04/15/18	7,000 M	7,087,500
Barrick Gold Corp.
4.1%, 05/01/23	5,000 M	4,899,200
Dow Chemical Co.
5.7%, 05/15/18	2,500 M	2,811,607
Methanex Corp.
5.25%, 03/01/22	5,105 M	5,585,268
Newmont Mining Corp.
5.125%, 10/01/19	9,200 M	9,974,622
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	2,500 M	2,517,108
Thompson Creek Metals Co., Inc.
12.5%, 05/01/19	2,940 M	3,131,100
		41,642,167
Communications 7.3%
American Tower Corp.
4.5%, 01/15/18	5,000 M	5,348,125
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	7,000 M	7,322,000
DIRECTV Holdings LLC
3.8%, 03/15/22	7,500 M	7,702,178
Intelsat Jackson Holdings SA
7.25%, 10/15/20	3,000 M	3,191,250
5.5%, 08/01/23	5,000 M	4,943,750
Rogers Communications, Inc.
6.8%, 08/15/18	5,000 M	5,846,460
T-Mobile USA, Inc.
6.464%, 04/28/19	7,000 M	7,280,000
Verizon Communications, Inc.
5.15%, 09/15/23	5,000 M	5,625,110
Videotron Ltd.
5%, 07/15/22	7,160 M	7,392,700
		54,651,573
Consumer Cyclical 6.6%
American Axle & Manufacturing, Inc.
5.125%, 02/15/19	7,000 M	7,140,000
Chrysler Group LLC
8.25%, 06/15/21	8,310 M	9,307,200
Ford Motor Credit Co LLC
5%, 05/15/18	5,000 M	5,473,680
General Motors Financial Co., Inc.
6.75%, 06/01/18	5,000 M	5,656,250
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	7,000 M	7,542,500
Lennar Corp.
4.125%, 12/01/18	7,000 M	7,087,500
Toll Brothers Finance Corp
4%, 12/31/18	7,000 M	7,070,000
		49,277,130
Energy 8.2%
Access Midstream Partners LP
6.125%, 07/15/22	6,722 M	7,158,930
Concho Resources, Inc.
7%, 01/15/21	3,000 M	3,112,500
Nabors Industries, Inc.
6.15%, 02/15/18	2,500 M	2,791,380
Newfield Exploration Co.
5.75%, 01/30/22	7,000 M	7,542,500
Range Resources Corp.
6.75%, 08/01/20	3,000 M	3,172,500
Rowan Cos, Inc.
4.875%, 06/01/22	3,775 M	3,859,817
Spectra Energy Capital LLC
3.3%, 03/15/23	5,000 M	4,810,695
Talisman Energy, Inc.
3.75%, 02/01/21	5,000 M	4,847,375
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
5.875%, 10/01/20	5,480 M	5,589,600
Transocean, Inc.
6.5%, 11/15/20	8,500 M	8,421,341
Weatherford Int’l. Ltd
5.125%, 09/15/20	2,500 M	2,678,225
Whiting Petroleum Corp.
5%, 03/15/19	7,000 M	6,842,500
		60,827,363
Financials 3.6%
Ares Capital Corp.
4.875%, 11/30/18	5,065 M	5,351,041
Fifth Street Finance Corp
4.875%, 03/01/19	5,750 M	5,967,804
FirstMerit Corp.
4.35%, 02/04/23	1,690 M	1,776,656
Prospect Capital Corp.
5%, 07/15/19	10,000 M	10,384,600
Wells Fargo & Co
4.1%, 06/03/26	3,500 M	3,592,565
		27,072,666
Insurance 0.7%
American Int’l. Group, Inc.
4.125%, 02/15/24	5,000 M	5,325,320

Real Estate 4.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC
2%, 02/06/17	720 M	691,107
3%, 02/06/19	4,000 M	3,795,476
CBL & Associates LP
5.25%, 12/01/23	5,000 M	5,355,155
Government Properties Income Trust
3.75%, 08/15/19	4,800 M	4,908,960

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Hospitality Properties Trust
4.5%, 03/15/25	5,300 M	$5,327,873
Realty Income Corp.
2%, 01/31/18	7,465 M	7,514,664
Retail Opportunity Investments Partnership LP
5%, 12/15/23	5,000 M	5,425,705
		33,018,940
Technology 4.2%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	6,000 M	5,617,500
Amphenol Corp.
2.55%, 01/30/19	4,500 M	4,570,448
BMC Software, Inc.
7.25%, 06/01/18	3,000M	2,947,500
Ericsson LM
4.125%, 05/15/22	2,778 M	2,918,972
Seagate HDD Cayman
6.875%, 05/01/20	7,500 M	7,950,000
SunGard Data Systems, Inc.
7.625%, 11/15/20	6,866 M	7,346,620
		31,351,040
Total Domestic Corporate Bonds (Cost $301,151,18,122)		303,166,199

Residential Mortgage-Backed Securities 6.4%
Financials 6.4%
Bear Stearns Trust FLT
2.6081%, 06/25/34	17,671 M	18,192,652
BOAMS 2004 5 3A1
4.5%, 06/25/19	6,297 M	6,469,135
GSR 2003 13 1A1
2.5915%, 10/25/33	8,696 M	8,849,224
WBCMT 2007 C30 A5
5.342%, 12/15/43	13,450 M	14,463,760
Total Residential Mortgage-Backed Securities (Cost $47,965,366)		47,974,771

	Shares
Institutional Money Market Funds 8.5%
State Street Institutional US Government Money Mark et Fund (Cost $63,874,109)	63,874,109	63,874,109
Total Investments 99.5% (Cost $740,912,276)†		744,201,289

Other Assets in Excess of Liabilities 0.5%		3,999,377

Net Assets 100.0%		$748,200,666

†                  Cost for federal income tax purposes is $740,915,636. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $3,285,653 of which $7,841,103 related to appreciated securities and $4,555,450 related to depreciated securities.

+                  Represents less than 0.05% of net assets.

At November 30, 2014, the following futures contracts were outstanding with $2,297,763 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 2,300 U.S. Treasury 5-Year Note futures contracts	12/14	$276,467,188	$(4,256,529)

Net payments of variation margin and/or brokerage fees			3,825,279

Variation margin payable on open futures contracts			$(431,250)

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Mid Cap Fund returned 7.58%* for the fiscal year ending November 30, 2014, compared to returns of 16.34% for the Russell Midcap Index, and 10.29% for the Morningstar Mid-Cap Growth category during the same time period. The Standard & Poor’s MidCap 400 Index, which the Fund discontinued using as a secondary benchmark effective March 30, 2014, returned 12.23% for the same period.

Equity Market Review

Equity markets had another respectable year, gaining ground even though uncertainty persisted in terms of global economic recovery, political stability, swings in commodity prices and a less than enthusiastic consumer environment. Domestic interest rates remained persistently low while globally, monetary easing spread. As we come to the end of 2014, the U.S. economy seems to be closer to a recovery than either Europe or emerging markets which has likely helped domestic equity prices to hold up relatively well. Looking forward into 2015, employment numbers look better and the Federal Reserve seems inclined to continue to wean the economy off cheap money. However, the recent sharp drop in oil prices could have mixed results and/or unexpected consequences. While lower cost energy will likely buoy consumer sentiment by increasing disposable income, the overall economic benefit could be muted if it causes significant losses of jobs related to the US shale boom.

Digging a little deeper into this past year’s returns, the best performing sector in the Russell Midcap Index was also its smallest sector — Telecommunications up 38.79%. Health Care came in at an overall 31.32% return and was the single best contributor to the Index’s return. The worst and only negatively contributing sector was Energy, down 14.52% as it was hit late in the year by the sudden drop in oil prices.

Performance Attribution

2014 was another year of solid returns for mid cap stocks. While our stock selection in Information Technology and Health Care proved nicely accretive to relative returns, our stock selection and overweight in Energy and stock selection in Consumer Discretionary more than offset those gains. Our best performing stocks in Information Technology include communications related semiconductor maker Skyworks Solutions which was up an impressive 155% over the past twelve months. Other notable contributors were Open Text Corp (up nearly 40%) and ON Semiconductor (up over 27%). Likewise in Health Care, our holding CareFusion received a takeout offer from rival medical technology firm Becton Dickinson which drove returns of 44% for the year. Other names positively contributing to Health Care outperformance were animal health specialist IDEXX Laboratories (up 23.73%) and dental product maker DENTSPLY International (up 16.24%).

The precipitous drop in commodity prices made Energy our worst performing sector. The declines were led by tertiary recovery firm Denbury Resources, which was hit disproportionately hard when oil prices fell from the $90s into the $70s losing nearly half of its market value in a matter of weeks. Our Energy Service holdings also suffered as fears of large capital spending cuts, especially in offshore, began to materialize which impacted

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market.

The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

two of our energy service providers Tidewater Inc. (down 36.5%) and Dril-Quip Inc. (down 26.5%). Consumer Discretionary also proved challenging especially in the Retail sub-sector, where Ascena Retail Group, owner of such brands as Lane Bryant and Justice, faced a heightened competitive environment and margin pressure resulting in a share price drop of 37%.

Portfolio Positioning and Outlook

Heading into 2015, we feel the relative dislocation in the markets and their individual constituents due to the extreme moves in commodity prices should eventually provide attractive entry points for investors looking to outperform over the intermediate to longer term. In the meantime, we will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning, coupled with disciplined valuation analysis to identify favorable entry and exit points, drives shareholder returns over time.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 –– November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 –– November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	7.58%	2.19%	6.59%	5.64%	7.86%
3 years	14.94	13.00	13.75	13.75	15.29
5 years	15.07	13.89	13.66	13.66	15.45
10 years	6.13	5.59	4.80	4.80	6.40

Class	Symbol
A	SNTNX
C	SMGCX
I	SIMGX

Inception Date of the Fund - 9/15/69

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.35%, C - 2.29%, I - 0.96%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market.

The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	22.7%
Financials	17.8%
Industrials	16.9%
Consumer Discretionary	13.1%
Health Care	9.9%
Energy	5.4%
Consumer Staples	4.0%
Utilities	2.8%
Materials	1.5%

Top 10 Holdings**

Description	Percent of Net Assets
DENTSPLY Int’l., Inc.	3.2%
MEDNAX, Inc.	3.0%
ITC Holdings Corp.	2.8%
Waste Connections, Inc.	2.5%
Jarden Corp.	2.4%
Genesee & Wyoming, Inc.	2.4%
Quanta Services, Inc.	2.3%
Flowers Foods, Inc.	2.3%
Open Text Corp.	2.2%
Dolby Laboratories, Inc.	2.2%
Total of Net Assets	25.3%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 88.6%
Consumer Discretionary 13. 1%
Ascena Retail Group, Inc.*	142,470	$1,907,673
Bloomin’ Brands, Inc.*	111,180	2,531,569
BorgWarner, Inc.	37,990	2,148,714
Jarden Corp.*	72,705	3,209,926
John Wiley & Sons, Inc.	35,100	2,096,172
Life Time Fitness, Inc.*	46,900	2,597,322
LKQ Corp.*	93,310	2,710,656
		17,202,032

Consumer Staples 4.0%
Church & Dwight Co., Inc.	29,600	2,270,616
Flowers Foods, Inc.	152,470	2,973,165
		5,243,781
Energy 5.4%
Denbury Resources, Inc.	221,350	1,828,351
Dril-Quip, Inc.*	11,480	915,530
Range Resources Corp.	40,990	2,690,993
Superior Energy Services, Inc.	83,290	1,608,330
		7,043,204
Financials 14.5%
Affiliated Managers Group, Inc.*	11,680	2,377,931
City National Corp.	27,750	2,142,022
East West Bancorp, Inc.	63,810	2,346,294
HCC Insurance Holdings, Inc.	41,450	2,199,752
Invesco Ltd.	67,380	2,719,457
Raymond James Financial, Inc.	34,620	1,949,106
Signature Bank*	8,690	1,053,836
SVB Financial Group*	21,500	2,260,725
WR Berkley Corp.	39,560	2,066,614
		19,115,737
Health Care 9.9%
Bio-Rad Laboratories, Inc.*	17,770	2,110,898
DENTSPLY Int’l., Inc.	75,460	4,148,791
Henry Schein, Inc.*	20,480	2,809,856
MEDNAX, Inc.*	59,130	3,870,650
		12,940,195
Industrials 16.9%
Ametek, Inc.	45,775	2,332,694
Flowserve Corp.	36,870	2,170,537
Genesee & Wyoming, Inc.*	32,500	3,204,175
Jacobs Engineering Group, Inc.*	58,760	2,729,402
Masco Corp.	112,060	2,711,852
Quanta Services, Inc.*	99,460	3,033,530
Stericycle, Inc.*	21,025	2,710,543
Waste Connections, Inc.	70,620	3,333,970
		22,226,703
Information Technology 20. 5%
Altera Corp.	74,510	2,803,066
Dolby Laboratories, Inc.	65,950	2,926,861
Informatica Corp.*	78,470	2,854,739
Microchip Technology, Inc.	56,990	2,573,099
Nuance Communications, Inc.*	183,290	2,773,178
ON Semiconductor Corp.*	302,580	2,732,297
Open Text Corp.	49,820	2,945,358
Plantronics, Inc.	46,390	2,420,166
Riverbed Technology, Inc.*	135,070	2,792,572
Skyworks Solutions, Inc.	30,980	2,090,221
		26,911,557
Materials 1.5%
Steel Dynamics, Inc.	89,920	2,026,797

Utilities 2.8%
ITC Holdings Corp.	96,710	3,674,013

Total Domestic Common Stocks (Cost $90,654,858)		116,384,019

Foreign Stocks & ADR’s 2.2%
Israel 2.2%
NICE Systems Ltd. ADR (Cost $1,808,582)	61,890	2,923,064

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Real Estate Investment Trusts 3.3%
Financials 3.3%
Digital Realty Trust, Inc. (a)	29,050	$2,041,344
Home Properties, Inc. (a)	34,870	2,273,175
Total Real Estate Investment Trusts (Cost $3,566,966)		4,314,519

Institutional Money Market Funds 5.2%
State Street Institutional US Government Money Market Fund (Cost $6,898,247)	6,898,247	6,898,247

Total Investments 99.3% (Cost $102,928,653)†		130,519,849

Other Assets in Excess of Liabilities 0.7%		883,700

Net Assets 100.0%		$131,403,549

*	Non-income producing.

†

Cost for federal income tax purposes is $103,748,824. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $26,771,025 of which $29,755,266 related to appreciated securities and $2,984,241 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Multi-Asset Income Fund

(formerly Sentinel Conservative Strategies Fund)

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The Sentinel Multi-Asset Income Fund had a return of 5.61%* for the fiscal year ending November 30, 2014, compared to a return of 16.86% for the Standard & Poor’s 500 Index, and a 5.27% return for the Barclays U.S. Aggregate Bond Index during the same period. By comparison, the Morningstar Conservative Allocation category average return was 5.66%.

Bond Market Review

Fiscal year 2014 became a tale of two very different tapes. The first nine months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first nine months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering on interest rates, brinksmanship from global energy producers became the dominant risk as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U.S. $ denominated assets. Bond markets reacted with the 10-year Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

Equity Market Review

The secular bull market in U.S. equities has extended another year into 2014 with the S&P 500 achieving a new historical high by the end of the fiscal year. For most of the year, investors have enjoyed relatively low volatilities in domestic equity markets, across assets and around the globe. However, the plunge in oil prices in the later half of the year brought a temporary end to the low volatility environment, causing turmoil across global markets and leading to significant change in the pricing of various assets around the world. In spite of this increased volatility, U.S. equities markets have been supported by the strengthening domestic economy and global demand for U.S. $ denominated assets.

Performance Attribution

The Fund’s Class A shares underperformed a benchmark comprised of 60% allocated to the Barclays U.S. Aggregate Index, 30% allocated to the S&P 500, and 10% allocated to the MSCI EAFE Index. The Class A shares returned 5.61%* for the fiscal year compared to a return of 8.25% for the combined benchmark, an underperformance of 264 bps.

The underperformance of the Fund can be attributed to several factors. The positioning of the Fund relative to the Treasury yield curve proved to be a negative and accounted for 151 bps

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High-Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends subjected to the maximum non-U.S. tax rate applicable.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

of underperformance. In particular, the Fund was short in its duration** exposure relative to the benchmark on average during the year while interest rates declined about 37 bps on average.

Asset allocation resulted in an additional 54 bps of underperformance. This is partially due to a small underweight to equities. In addition, the allocation to cash, which averaged about 14% of the Fund, produced a negative effect, which was partly offset by an underweight in Treasuries. Other allocation effects were relatively small. The loss from asset allocation was partially offset by a positive impact from allocations to foreign currencies (associated with positions in foreign stocks) of 62 bps.

Security selection effects contributed 4 bps, with a wide range of results across segments and industries. The Fund had significant gains from selection in the fixed income sectors overall, and especially from investment grade corporates and Agency mortgage-backed securities. On the negative side, our selection in high yield energy credits, in particular, detracted from performance, reflecting the significant spread widening in the latter part of the year. At the same time, selection effects for equities were a net negative, reflecting underperformance across a range of industries, including Health Care, Industrials and Materials.

Finally, trading and other effects resulted in 22 bps of underperformance.

Portfolio Positioning and Outlook

The Sentinel Multi-Asset Income Fund’s asset allocation as of November 30, 2014 was 41% stocks, 57% bonds and 2% cash and cash equivalents (short-term fixed income instruments).

As we enter 2015, we remain cautious and expect that markets will continue to re-price risk in response to the ending of the Federal Reserve’s expansionary policy. While U.S. equity markets remain at or near all-time highs, other risk-assets, such as high yield credit, are not nearly as sanguine. Fears of slowing of global growth, as well as the constant threat of geopolitical disruption, remain among the many catalysts that could trigger an increase in market volatility in 2015. Regardless of what transpires, we will continue to search for opportunities for our shareholders and believe that flexibility will be critical to our success in navigating markets.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2004 –– November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 –– November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	5.61%	0.32%	4.83%	3.83%	5.86%
3 years	8.33	6.49	7.60	7.60	8.56
5 years	7.28	6.18	6.51	6.51	7.40
10 years	5.45	4.91	4.62	4.62	5.51

Class	Symbol
A	SECMX
C	SMKCX
I	SCSIX

Inception Date of the Fund — 3/10/03

On July 1, 2014 the Sentinel Conservative Strategies Fund was renamed the Sentinel Multi-Asset Income Fund and the Fund’s investment strategies changed. Performance prior to July 1, 2014 relates to the Fund’s prior investment strategies.

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Multi-Asset Income Fund Class A, C & I shares: A - 1.03%, C - 1.77%, I - 0.80%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Corporate Bonds	37.1%
Domestic Common Stocks	34.8%
U.S. Government Obligations	19.8%
Domestic Exchange Traded Funds	4.8%
Real Estate Investment Trusts	0.9%
Foreign Stocks & ADR’s	0.8%
Cash and Other	1.8%

Top 10 Equity Holdings*

Description	Percent of Net Assets
iShares Int’l. Select Dividend ETF	4.8%
Apple, Inc.	1.9%
Microsoft Corp.	1.7%
JPMorgan Chase & Co.	1.5%
Verizon Communications, Inc.	1.5%
Merck & Co., Inc.	1.5%
Chevron Corp.	1.4%
Boeing Co.	1.3%
Eli Lilly & Co.	1.2%
Kraft Foods Group, Inc.	1.2%
Total of Net Assets	18.0%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA TBA 30 YR Dec	4.50%	12/11/44	3.0%
FHLMC Q29056	4.00%	10/01/44	2.4%
FNMA AT2016	3.00%	04/01/43	1.9%
FNMA TBA 15 YR Dec	2.50%	12/16/29	1.4%
FHLMC Q29260	4.00%	10/01/44	1.1%
FNMA TBA 30 YR Dec	3.50%	12/11/44	1.1%
FHLMC A90197	4.50%	12/01/39	1.1%
FNMA AD9193	5.00%	09/01/40	1.1%
FHLMC Q02664	4.50%	08/01/41	1.0%
Retail Opportunity Investments Partnership LP	5.00%	12/15/23	1.0%
Total of Net Assets			15.1%

Average Effective Duration (for all Fixed Income Holdings) 2.8 years** (Unaudited)

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 19.8%
U.S. Government Agency Obligations 19.8%
Federal Home Loan Mortgage Corporation 6.1%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,642 M	$1,683,320
30-Year:
FHLMC A90197
4.5%, 12/01/39	3,120 M	3,391,586
FHLMC Q02664
4.5%, 08/01/41	2,962 M	3,218,727
FHLMC Q29260
4%, 10/01/44	3,310 M	3,535,780
FHLMC Q29056
4%, 10/01/44	6,961 M	7,436,005
		17,582,098
Total Federal Home Loan Mortgage Corporation		19,265,418

Federal National Mortgage Association 11.9%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/29(a)	4,190 M	4,272,408
30-Year:
FNMA 725423
5.5%, 05/01/34	1,015 M	1,144,994
FNMA 725610
5.5%, 07/01/34	943 M	1,062,397
FNMA AD9193
5%, 09/01/40	2,960 M	3,292,701
FNMA AL2860
3%, 12/01/42	1,559 M	1,578,571
FNMA AR9195
3%, 03/01/43	2,264 M	2,292,577
FNMA AT2016
3%, 04/01/43	5,923 M	5,995,397
FNMA TBA 30 YR Dec
3%, 12/11/44(a)	2,590 M	2,618,126
FNMA TBA 30 YR Dec
3.5%, 12/11/44(a)	3,350 M	3,491,851
FNMA TBA 30 YR Dec
4%, 12/11/44(a)	2,200 M	2,349,016
FNMA TBA 30 YR Dec
4.5%, 12/11/44(a)	8,520 M	9,260,841
		33,086,471
Total Federal National Mortgage Association		37,358,879

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Government National Mortgage Corporation 1.8%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	$3,029,422
GNR 12-147 Interest Only
0.6008%, 04/16/54	14,150 M	688,860
		3,718,282
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,583 M	1,737,547
Total Government National Mortgage Corporation		5,455,829
Total U.S. Government Obligations (Cost $61,061,521)		62,080,126

Domestic Corporate Bonds 37.1%
Basic Industry 4.5%
Alfa SAB de CV
5.25%, 03/25/24(b)	1,770 M	1,880,625
Allegheny Technologies, Inc.
6.125%, 08/15/23	2,080 M	2,080,634
Barrick Gold Corp.
4.1%, 05/01/23	1,620 M	1,587,341
CF Industries, Inc.
3.45%, 06/01/23	1,110 M	1,104,436
Glencore Funding LLC
4.125%, 05/30/23(b)	2,650 M	2,645,521
Methanex Corp.
5.25%, 03/01/22	1,000 M	1,094,078
Packaging Corp of America
4.5%, 11/01/23	140 M	148,569
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	1,550 M	1,560,607
Samarco Mineracao SA
5.75%, 10/24/23(b)	1,215 M	1,216,519
Thompson Creek Metals Co., Inc.
12.5%, 05/01/19	845 M	899,925
		14,218,255
Communications 6.7%
21st Century Fox America, Inc.
3.7%, 09/15/24(b)	1,000 M	1,031,342
Bankrate, Inc.
6.125%, 08/15/18(b)	1,925 M	1,848,000
British Sky Broadcasting Group PLC
3.75%, 09/16/24(b)	1,000 M	1,017,304
CBS Corp.
3.7%, 08/15/24	1,000 M	1,000,467
Cequel Communications Holdings I LLC
6.375%, 09/15/20(b)	1,875 M	1,954,687
Digicel Ltd.
6%, 04/15/21(b)	1,700 M	1,670,250
DIRECTV Holdings LLC
3.8%, 03/15/22	2,090 M	2,146,340
Interpublic Group of Cos, Inc.
4.2%, 04/15/24	2,150 M	2,190,177
Level 3 Escrow II, Inc.
5.375%, 08/15/22(b)	1,748 M	1,769,850
Numericable Group SA
6%, 05/15/22(b)	2,050 M	2,084,891
Rogers Communications, Inc.
4.1%, 10/01/23	1,780 M	1,882,795
Verizon Communications, Inc.
3.5%, 11/01/24	550 M	550,959
6.55%, 09/15/43	1,500 M	1,940,322
		21,087,384
Consumer Cyclical 5.4%
American Axle & Manufacturing, Inc.
6.25%, 03/15/21	1,588 M	1,687,250
Bed Bath & Beyond, Inc.
3.749%, 08/01/24	2,050 M	2,079,286
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	2,630 M	2,800,950
Chrysler Group LLC
8.25%, 06/15/21	2,695 M	3,018,400
Ford Motor Credit Co LLC
3.664%, 09/08/24	2,405 M	2,421,669
QVC, Inc.
4.375%, 03/15/23	2,795 M	2,790,268
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	2,090 M	2,138,785
		16,936,608
Consumer Non-Cyclical 1.3%
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	1,685 M	1,792,419
Pernod-Ricard SA
4.45%, 01/15/22(b)	1,980 M	2,120,877
		3,913,296
Energy 6.8%
Access Midstream Partners LP
6.125%, 07/15/22	1,614 M	1,718,910
American Eagle Energy Corp.
11%, 09/01/19(b)	800 M	720,000
EQT Midstream Partners LP
4%, 08/01/24	1,000 M	995,298
Nabors Industries, Inc.
5.1%, 09/15/23	1,000 M	1,040,758
NGL Energy Partners LP
6.875%, 10/15/21(b)	685 M	695,275
Oceaneering Int’l. Inc
4.65%, 11/15/24	1,750 M	1,783,087
Penn Virginia Resource Partners LP
8.375%, 06/01/20	1,778 M	1,937,475
Regency Energy Partners LP
5%, 10/01/22	790 M	778,150
Rowan Cos, Inc.
4.875%, 06/01/22	2,650 M	2,709,540
Spectra Energy Capital LLC
3.3%, 03/15/23	1,235 M	1,188,242
Talisman Energy, Inc.
3.75%, 02/01/21	380 M	368,400
TC PipeLines LP
4.65%, 06/15/21	815 M	874,734
Transocean, Inc.
6.5%, 11/15/20	1,835 M	1,818,019
Weatherford Int’l. Ltd
5.125%, 09/15/20	2,520 M	2,699,651
Williams Cos, Inc.
4.55%, 06/24/24	2,000 M	1,981,798
		21,309,337
Financials 2.3%
Bank of America Corp.
4.2%, 08/26/24	1,000 M	1,021,708
Fifth Street Finance Corp.
4.875%, 03/01/19	1,750 M	1,816,289
FirstMerit Corp.
4.35%, 02/04/23	775 M	814,739
Prospect Capital Corp.
5%, 07/15/19	1,600 M	1,661,536
Wells Fargo & Co
4.1%, 06/03/26	1,750 M	1,796,282
		7,110,554
Insurance 2.4%
Five Corners Funding Trust
4.419%, 11/15/23(b)	2,000 M	2,143,526
Infinity Property & Casualty Corp.
5%, 09/19/22	1,430 M	1,538,518
TIAA Asset Management Finance Co LLC
4.125%, 11/01/24(b)	1,990 M	2,025,016
XL Group PLC
6.5%, 12/31/49(c)	1,925 M	1,862,438
		7,569,498
Real Estate 4.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC
2%, 02/06/17	780 M	748,700
4.6%, 02/06/24	1,610 M	1,535,164
CBL & Associates LP
5.25%, 12/01/23	1,715 M	1,836,818
Hospitality Properties Trust
4.5%, 03/15/25	2,175 M	2,186,438
Piedmont Operating Partnership LP
4.45%, 03/15/24	2,300 M	2,365,695
Retail Opportunity Investments Partnership LP
5%, 12/15/23	2,865 M	3,108,929
WP Carey, Inc.
4.6%, 04/01/24	2,000 M	2,104,776
		13,886,520
Technology 3.0%
Amphenol Corp.
2.55%, 01/30/19	1,000 M	1,015,655
Ericsson LM
4.125%, 05/15/22	1,975 M	2,075,223
Fidelity National Information Services, Inc.
3.875%, 06/05/24	1,000 M	1,025,688
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18	1,645 M	1,677,900
Micron Technology, Inc.
5.5%, 02/01/25(b)	1,762 M	1,775,215

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Seagate HDD Cayman
4.75%, 06/01/23	1,725 M	$1,821,369
		9,391,050
Transportation 0.3%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	1,000 M	1,018,454
Total Domestic Corporate Bonds (Cost $114,059,158)		116,440,956

	Shares
Domestic Common Stocks 34.8%
Consumer Discretionary 4.2%
Comcast Corp.	60,800	3,454,048
Dana Holding Corp.	42,400	898,880
Hillenbrand, Inc.	29,700	955,152
John Wiley & Sons, Inc.	9,400	561,368
Lear Corp.	36,800	3,529,488
Penn National Gaming, Inc.*	14,200	201,640
Select Comfort Corp.*	16,300	429,342
Texas Roadhouse, Inc.	12,900	426,474
Time Warner Cable, Inc.	16,300	2,433,264
Time Warner, Inc.	3,900	331,968
		13,221,624
Consumer Staples 2.3%
CVS Health Corp.	600	54,816
Kraft Foods Group, Inc.	63,200	3,802,744
PepsiCo, Inc.	25,400	2,542,540
Philip Morris Int’l., Inc.	9,800	851,914
		7,252,014
Energy 2.8%
Chevron Corp.	40,800	4,441,896
ExxonMobil Corp.	38,300	3,467,682
Marathon Petroleum Corp.	8,400	756,756
Superior Energy Services, Inc.	11,200	216,272
		8,882,606
Financials 5.8%
CME Group, Inc.	20,500	1,735,120
Discover Financial Services	16,100	1,055,355
Endurance Specialty Holdings Ltd.	15,400	908,292
JPMorgan Chase & Co.	79,000	4,752,640
MetLife, Inc.	61,400	3,414,454
Morgan Stanley	106,800	3,757,224
Wells Fargo &Co.	46,400	2,527,872
		18,150,957
Health Care 5.4%
Amgen, Inc.	10,000	1,653,100
Covidien PLC	4,000	404,000
Eli Lilly & Co.	56,900	3,876,028
Gilead Sciences, Inc.*	13,100	1,314,192
Johnson & Johnson	33,400	3,615,550
Medtronic, Inc.	15,700	1,159,759
Merck & Co., Inc.	75,400	4,554,160
UnitedHealth Group, Inc.	4,700	463,561
		17,040,350
Industrials 3.7%
Boeing Co.	29,800	4,003,928
Deere & Co.	13,100	1,134,722
General Dynamics Corp.	26,100	3,793,896
Masco Corp.	70,600	1,708,520
Tyco Int’l. Plc	14,600	626,340
United Technologies Corp.	1,400	154,112
		11,421,518
Information Technology 8.0%
Accenture PLC	18,100	1,562,573
Apple, Inc.	51,300	6,101,109
Cisco Systems, Inc.	100,700	2,783,348
EMC Corp.	7,600	230,660
Int’l. Business Machines Corp.	7,700	1,248,709
Microsoft Corp.	112,450	5,376,235
NetApp, Inc.	4,900	208,495
Oracle Corp.	27,100	1,149,311
RF Micro Devices, Inc.*	168,000	2,454,480
Rovi Corp.*	31,000	690,680
Seagate Technology PLC	10,600	700,766
Skyworks Solutions, Inc.	12,100	816,387
Western Union Co.	102,000	1,895,160
		25,217,913
Materials 0.6%
EI Du Pont de Nemours & Co.	4,200	299,880
Freeport-McMoRan, Inc.	47,000	1,261,950
Steel Dynamics, Inc.	6,000	135,240
		1,697,070
Telecommunication Services 1.6%
Rogers Communications, Inc.	6,400	257,536
Verizon Communications, Inc.	93,000	4,704,870
		4,962,406
Utilities 0.4%
ITC Holdings Corp.	33,600	1,276,464
Total Domestic Common Stocks (Cost $88,830,042)		109,122,922
Domestic Exchange Traded Funds 4.8%
Equity Funds 4.8%
iShares Int’l. Select Dividend ETF (Cost $14,875,439)*	423,400	15,208,528

Foreign Stocks & ADR’s 0.8%
Netherlands 0.6%
Unilever NV ADR*	44,200	1,796,288

Switzerland 0.2%
ABB Ltd. ADR	8,200	183,844
Roche Holding AG ADR	11,600	434,536
		618,380
Total Foreign Stocks & ADR’s (Cost $2,343,395)		2,414,668

Real Estate Investment Trusts 0.9%
Financials 0.9%
Corporate Office Properties Trust (d)	19,500	548,145
Digital Realty Trust, Inc. (d)	33,200	2,332,964
Total Real Estate Investment Trusts (Cost $2,783,165)		2,881,109

Institutional Money Market Funds 8.6%
State Street Institutional US Government Money Market Fund (Cost $27,090,493)	27,090,493	27,090,493
Total Investments 106.8% (Cost $311,043,213)†		335,238,802

Excess of Liabilities Over Other Assets (6.8)%		(21,199,818)

Net Assets 100.0%		$314,038,984

*	Non-income producing.

†

Cost for federal income tax purposes is $311,095,800. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $24,143,002 of which $24,862,010 related to appreciated securities and $719,008 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the market value of rule 144A securities amounted to $30,418,302 or 9.68% of net assets.

(c)

XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

(d)	Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

At November 30, 2014, the following futures contracts were outstanding with $485,364 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 80 U.S. Treasury 10-Year Note futures contracts	12/14	$10,212,500	$(68,896)
Short, 60 U.S. Treasury 30-Year Bond futures contracts	12/14	8,643,750	(106,984)
Totals		$18,856,250	$(175,880)
Net payments of variation margin and/or brokerage fees			114,630
Variation margin payable on open futures contracts			$(61,250)

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Small Company Fund returned 5.40%* for the fiscal year ending November 30, 2014, compared to a return of 3.99% for the Russell 2000 Index and a return of 2.97% for the Morningstar Small Growth category. The Standard & Poor’s SmallCap 600 Index, which the Fund discontinued using as a secondary benchmark effective March 30, 2014, returned 4.30% for the same period.

Equity Market Review

US small cap equities recorded an all-time high in March with the Russell 2000 Index closing 40% above the prior cycle high achieved in 2007. The small cap benchmark index returned a remarkable 250% since the March 2009 financial crisis lows. The favorable dynamics that had driven small cap equity returns over the past five years remained in place: U.S. economic expansion, job growth, housing recovery, profit margin expansion, corporate operating and capital efficiency, and last not least accommodative monetary policy.

However, small cap volatility increased as we progressed through 2014 and return correlations** declined across sectors and styles. From their March highs, small cap equities corrected 10% into May before rallying back to highs and close out the second calendar quarter to post the eighth consecutive quarter of positive returns. As a result of the emerging global growth concerns and reduction in monetary stimulus, small cap equities’ winning streak came to an abrupt halt in the third calendar quarter with a -7% return. After reaching lows that were 14% below peak in mid-October, small cap equities rallied to end November slightly below all-time highs. Global investors appear to have placed a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global macro environment.

Performance Attribution

The Information Technology sector was the Fund’s top performing sector in 2014 primarily driven by stock selection. The portfolio sector returned 22.9% compared to 7.3% for the benchmark sector. Mergers and acquisitions have historically been a major driver of long-term small cap outperformance and the portfolio benefitted from deals in 2014. Three Information Technology positions were acquired or announced to be acquired by strategic buyers. Hittite Microwave, a semiconductor developer, was acquired by Analog Devices. Micros Systems, a software provider to the retail and hospitality industries, was purchased by Oracle. Lastly, Sapient, a digital marketing and technology consulting firm, has agreed to be acquired by Publicis. Additionally, RF Micro Devices early in the year announced a merger of equals with TriQuint Semiconductor, and shares rallied 195% over the year on significantly higher future expectations for the earnings potential of the combined company, to be named Qorvo.

Our second best performing sector, relative to the Index, was Industrials with a return of 11.2% compared to 0.2% for the benchmark. Knight Transportation, a truck load and logistics operator, was the top performing Industrial with an 88% return. Rounding out the top three sectors was Materials, with a return of 26.7% compared to -1.3% for the benchmark. Steel Dynamics, a U.S. based steel producer, returned 30%, as U.S. steel prices rallied due to solid domestic demand and tariff protection against foreign imports.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

** A statistical measure of how two securities move in relation to each other.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Consumer Discretionary was our most challenging sector in 2014 with a return of -3.0% compared to 1.2% for the benchmark. Weather issues early in the year derailed earnings momentum in the sector, while an uneven economic recovery continued to challenge companies exposed to lower and middle income consumers. Theme park operator Sea World experienced a challenging peak summer season and reduced their outlook significantly, which resulted in a 36% stock price decline. We exited the position due to concerns with the long-term business model. Ascena Retail Group, owner of the Justice and Lane Bryant brands among others, faced a heightened competitive environment and margin pressure throughout the year, resulting in a 37% drop in the stock.

Health Care was also challenging due to our underweight exposure (8% vs 13%) in the top performing sector, as well as stock selection with a return of 12% vs 15%. The portfolio lacked exposure to the high flying biotech industry, which is populated with business models that do not typically fit the Fund’s investment criteria. Rounding out the bottom three was Energy, where the portfolio was not immune to the significant plunge in oil and gas prices. The portfolio dropped 39% compared to 32% for the benchmark sector, but our 6% weight mitigated the effect on overall Fund performance.

Portfolio Positioning and Outlook

As we started 2014, we noted that small cap equities could exhibit greater levels of volatility and lower levels of correlations. While early 2014 brought continued multiple expansion and record small cap benchmark highs, we did experience two 10% corrections in the spring and fall before ending the year up a modest 4%. Additionally, correlations declined with sector returns ranging from -32% in Energy to 15% in Health Care. Correlations also dropped within sectors. For example, in Information Technology, semiconductors and semiconductor equipment returned 30%, while software and services returned 1%.

US small cap earnings growth remained strong at approximately 12%. With price appreciation of 4% during the last year, small cap forward price-to-earnings levels dropped from a high of 23X in March to 21X currently, which is still near the upper end of the range historically. As a result we enter 2015 in a very similar situation to a year ago — mostly well capitalized corporate balance sheets (with the exception of Energy) to fund share repurchases, dividends, and acquisitions, as well as tightly managed operating models that can deliver double digit earnings growth in a low single digit GDP growth environment. On the cautionary side, we are entering the seventh year of the current economic and market cycle. As a result, we believe that small cap multiple expansion potential is limited in the context of where we fall in the economic cycle coupled with reduced levels of monetary stimulus from the Fed.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify, what we believe to be, favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

November 30, 2004 – November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 – November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	5.40%	0.11%	4.55%	3.75%	5.62%
3 years	15.91	13.94	15.03	15.03	16.29
5 years	15.78	14.61	14.91	14.91	16.20
10 years	8.82	8.26	7.97	7.97	9.14

Class	Symbol
A	SAGWX
C	SSCOX
I	SIGWX

Inception Date of the Fund – 3/1/93

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C & I shares: A - 1.21%, C - 1.93%, I - 0.81%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	22.8%
Industrials	18.2%
Consumer Discretionary	17.4%
Health Care	14.5%
Financials	13.5%
Index	4.7%
Energy	2.8%
Consumer Staples	2.7%
Materials	1.5%

Top 10 Holdings**

Description	Percent of Net Assets
iShares Russell 2000 Growth ETF	4.7%
QLogic Corp.	2.2%
Riverbed Technology, Inc.	2.1%
NICE Systems Ltd.	2.0%
j2 Global, Inc.	2.0%
Healthcare Services Group, Inc.	1.9%
Bloomin’ Brands, Inc.	1.9%
Clarcor, Inc.	1.8%
Ritchie Bros Auctioneers, Inc.	1.8%
MWI Veterinary Supply, Inc.	1.7%
Total of Net Assets	22.1%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.7%
Consumer Discretionary 17.4%
Arctic Cat, Inc.	206,154	$6,813,390
Ascena Retail Group, Inc.*	863,800	11,566,282
Bloomin’ Brands, Inc.*	858,800	19,554,876
Dana Holding Corp.	492,300	10,436,760
Hillenbrand, Inc.	127,000	4,084,320
John Wiley & Sons, Inc.	125,600	7,500,832
KB Home	309,800	5,443,186
Life Time Fitness, Inc.*	301,900	16,719,222
Lumber Liquidators Holdings, Inc.*	174,100	11,071,019
M/I Homes, Inc.*	233,700	5,356,404
MDC Partners, Inc.	687,066	15,163,546
Monro Muffler Brake, Inc.	243,000	13,313,970
Penn National Gaming, Inc.*	893,000	12,680,600
Select Comfort Corp.*	598,700	15,769,758
Texas Roadhouse, Inc.	363,800	12,027,228
Vitamin Shoppe, Inc.*	296,100	14,171,346
		181,672,739
Consumer Staples 2.7%
Casey’s General Stores, Inc.	190,700	15,965,404
Flowers Foods, Inc.	628,150	12,248,925
		28,214,329
Energy 2.8%
Bill Barrett Corp.*	516,000	5,227,080
Bonanza Creek Energy, Inc.*	222,700	6,061,894
Carrizo Oil & Gas, Inc.*	124,500	4,912,770
Dril-Quip, Inc.*	91,019	7,258,765
PDC Energy, Inc.*	55,000	1,623,050
Rosetta Resources, Inc.*	59,600	1,753,432
Stone Energy Corp.*	164,965	2,606,447
		29,443,438
Financials 9.8%
City National Corp.	170,400	13,153,176
East West Bancorp, Inc.	340,500	12,520,185
Endurance Specialty Holdings Ltd.	254,100	14,986,818
Evercore Partners, Inc.	259,200	13,089,600
HCC Insurance Holdings, Inc.	278,000	14,753,460
MarketAxess Holdings, Inc.	158,000	10,360,060
PRA Group, Inc.*	219,700	12,856,844
Stifel Financial Corp.*	223,600	10,851,308
		102,571,451
Health Care 14.5%
AngioDynamics, Inc.*	380,906	6,665,855
Bio-Rad Laboratories, Inc.*	133,300	15,834,707
Globus Medical, Inc.*	687,200	15,833,088
Haemonetics Corp.*	427,500	15,787,575
ICON PLC*	289,800	16,095,492
IPC The Hospitalist Co., Inc.*	220,800	9,732,864
Magellan Health Services, Inc.*	266,000	16,276,540
MedAssets, Inc.*	800,800	15,487,472
MWI Veterinary Supply, Inc.*	106,300	17,371,546
NuVasive, Inc.*	184,000	8,083,120
Sirona Dental Systems, Inc.*	165,200	14,271,628
		151,439,887
Industrials 18.2%
Actuant Corp.	336,200	9,870,832
Clarcor, Inc.	283,000	18,646,870
Clean Harbors, Inc.*	211,800	9,901,650
Esterline Technologies Corp.*	139,000	16,517,370
Genesee & Wyoming, Inc.*	137,600	13,565,984

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Healthcare Services Group, Inc.	661,500	$19,950,840
Hub Group Inc.*	390,700	14,698,134
Interface, Inc.	661,200	9,997,344
Knight Transportation, Inc.	356,900	11,874,063
MYR Group, Inc.*	337,900	8,768,505
Regal Beloit Corp.	115,800	8,374,656
Ritchie Bros Auctioneers, Inc.	706,500	18,460,845
Toro Co.	249,900	16,413,432
Waste Connections, Inc.	277,100	13,081,891
		190,122,416
Information Technology 20.8%
Acxiom Corp.*	455,300	8,664,359
Aspen Technology, Inc.*	192,800	7,276,272
CommVault Systems, Inc.*	148,900	7,042,970
Finisar Corp.*	689,300	11,752,565
j2 Global, Inc.	365,900	20,687,986
Lattice Semiconductor Corp.*	1,263,100	8,273,305
ON Semiconductor Corp.*	1,744,200	15,750,126
Open Text Corp.	282,100	16,677,752
Plantronics, Inc.	325,900	17,002,203
Power Integrations, Inc.	144,100	7,228,056
QLogic Corp.*	1,960,700	22,626,478
RF Micro Devices, Inc.*	998,000	14,580,780
Riverbed Technology, Inc.*	1,073,500	22,194,613
Rovi Corp.*	326,600	7,276,648
Rudolph Technologies, Inc.*	672,000	6,168,960
Sapient Corp.*	640,700	15,825,290
Xcerra Corp.*	1,068,500	8,558,685
		217,587,048
Materials 1.5%
Berry Plastics Group, Inc.*	534,000	15,453,960
Total Domestic Common Stocks (Cost $680,913,506)		916,505,268

Domestic Exchange Traded Funds 4.7%
Index 4.7%
iShares Russell 2000 Growth ETF* (Cost $47,299,058)	354,700	49,186,249

Foreign Stocks & ADR’s 2.0%
Israel 2.0%
NICE Systems Ltd. ADR (Cost $10,016,290)	443,200	20,932,336

Real Estate Investment Trusts 3.7%
Financials 3.7%
BioMed Realty Trust, Inc. (a)	684,800	14,688,960
Corporate Office Properties Trust (a)	476,900	13,405,659
Home Properties, Inc. (a)	166,000	10,821,540
Total Real Estate Investment Trusts (Cost $30,322,465)		38,916,159

Institutional Money Market Funds 1.9%
State Street Institutional US Government Money Market Fund Cost $20,177,155)	20,177,155	20,177,155
Total Investments 100.0% (Cost $788,728,474)†		1,045,717,167

Other Assets in Excess of Liabilities 0.0%		45,624

Net Assets 100.0%		$1,045,762,791

*                 Non-income producing.

†                 Cost for federal income tax purposes is $791,690,145. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $254,027,022 of which $269,268,657 related to appreciated securities and $15,241,635 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR       - American Depositary Receipt

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

Helena Ocampo Portfolio Manager

Performance Highlights

•  The Sentinel Sustainable Core Opportunities Fund returned 13.18%* for the fiscal year ended November 30, 2014, compared to a return of 16.86% for the Standard & Poor’s 500 Index. The Russell 1000 Index, which the Fund discontinued using as a secondary benchmark, effective March 30, 2014, returned 16.57% for the same period.

•  The Morningstar Large Blend category posted an average return of 13.99% for the same time period.

Equity Market Review

Equity markets maintained their upward trajectory for yet another year, reaching new all-time highs as the fiscal year ended. The overarching trend backing this persistent rise remains the same: lackluster economic growth sanctions the need for ongoing aggressive global monetary easing. Amidst the historically low interest rates, investors continued to chase higher returns in riskier assets, while income seekers piled into defensive sectors with little growth but high dividend yields. The comparatively more robust domestic growth has upheld the U.S. market as a safe haven relative to international markets where macroeconomic data remains less consistent. While the Federal Reserve continues to advertise the paring back of their bond buying program, the timing and range of the monetary policy shift remain unclear, introducing uncertainty in a wary marketplace. For the full fiscal year, large capitalization stocks handily outperformed small and mid capitalization stocks, the former by a significant margin. The best performing sectors in the S&P Index were Health Care, Information Technology and Utilities, while the worst performing were Energy, Telecommunications and Consumer Discretionary.

Performance Attribution

Relative to the benchmark, the Fund’s stock selection and underweight position in the Energy sector, along with an overweight position in the Health Care sector contributed positively to the performance of the Fund. Additional significant contributors to performance were Visa and Time Warner Cable, along with a zero weight to underperforming Amazon. With continuing strong market performance, the Fund’s small cash position detracted from relative performance. Stock selection within Industrials and Financials proved challenging; our Aerospace exposure through Precision Castparts Corp. worked against us, as well as our exposure to Electrical Equipment, while our International Banking exposure through Banco Bilbao Vizcaya Argentaria, along with our lack of REITs exposure also detracted from performance.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. We have maintained our overweight position in the Health Care and Industrials sectors, while adding further to existing holdings in the Information Technology sector as, what we believe to be, attractive entry points became available. We also selectively added exposure to individual holdings within the Financials and Consumer Staples sectors, while eliminating a number of positions where our conviction levels on their fundamentals and/or valuation were not as strong.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Global growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

The Sentinel Sustainable Core Opportunities Fund aims to consistently deliver solid relative total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside successful business execution, attractive valuation and moderate levels of risk will reward our shareholders over the long term.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	13.18%	7.54%	13.50%
3 years	19.04	17.02	19.38
5 years	14.40	13.24	14.75
10 years	7.08	6.54	7.42

Class	Symbol
A	MYPVX
I	CVALX

Inception Date of the Fund — 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund, which was offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Performance from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A - 1.26%, I - 1.00. Expense ratio data is sourced from the Fund’s most recent prospectus.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A Sentinel Sustainable Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, a Sentinel Sustainable Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.5%
Financials	16.2%
Health Care	16.2%
Industrials	11.8%
Consumer Staples	9.3%
Consumer Discretionary	7.8%
Energy	7.4%
Materials	3.5%
Telecommunication Services	2.7%
Utilities	0.7%

Top 10 Holdings**

Description	Percent of Net Assets
Visa, Inc.	2.5%
Microsoft Corp.	2.3%
PepsiCo, Inc.	2.3%
Wells Fargo & Co.	2.2%
Johnson & Johnson	2.2%
Procter & Gamble Co.	2.1%
Parker Hannifin Corp.	2.0%
Verizon Communications, Inc.	2.0%
Apple, Inc.	2.0%
Danaher Corp.	1.9%
Total of Net Assets	21.5%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.6%
Consumer Discretionary 7.8%
Bed Bath & Beyond, Inc.*	15,000	$1,100,550
Comcast Corp.	50,000	2,852,000
Gap, Inc.	50,000	1,980,000
McDonald’s Corp.	39,000	3,775,590
Nordstrom, Inc.	15,000	1,145,400
Omnicom Group, Inc.	20,000	1,545,400
Time Warner Cable, Inc.	15,000	2,239,200
Time Warner, Inc.	32,000	2,723,840
TJX Cos., Inc.	40,000	2,646,400
		20,008,380
Consumer Staples 7.7%
CVS Health Corp.	40,000	3,654,400
Kraft Foods Group, Inc.	55,000	3,309,350
McCormick & Co., Inc.	20,000	1,486,600
PepsiCo, Inc.	58,000	5,805,800
Procter & Gamble Co.	60,000	5,425,800
		19,681,950
Energy 7.4%
Baker Hughes, Inc.	43,000	2,451,000
ConocoPhillips	50,000	3,303,500
Devon Energy Corp.	40,000	2,358,800
EOG Resources, Inc.	20,000	1,734,400
Marathon Oil Corp.	88,000	2,544,960
Marathon Petroleum Corp.	30,000	2,702,700
Noble Energy, Inc.	40,000	1,967,200
Williams Cos., Inc.	33,000	1,707,750
		18,770,310
Financials 15.3%
ACE Ltd.	17,500	2,000,950
American Express Co.	33,000	3,049,860
CME Group, Inc.	40,000	3,385,600
Discover Financial Services	60,700	3,978,885
JPMorgan Chase & Co.	72,774	4,378,084
McGraw-Hill Financial, Inc.	43,000	4,018,780
MetLife, Inc.	60,000	3,336,600
Morgan Stanley	100,000	3,518,000
PNC Financial Services Group, Inc.	33,000	2,886,510
The Travelers Cos., Inc.	26,000	2,715,700
Wells Fargo & Co.	105,000	5,720,400
		38,989,369
Health Care 15.4%
Amgen, Inc.	27,000	4,463,370
Becton Dickinson & Co.	24,500	3,438,085
Bristol-Myers Squibb Co.	60,000	3,543,000
Covidien PLC	30,000	3,030,000
Eli Lilly & Co.	21,000	1,430,520
Gilead Sciences, Inc.*	20,000	2,006,400
Johnson & Johnson	51,500	5,574,875
Medtronic, Inc.	35,000	2,585,450
Merck & Co., Inc.	76,000	4,590,400
Stryker Corp.	20,000	1,858,200
UnitedHealth Group, Inc.	25,000	2,465,750
Zimmer Holdings, Inc.	16,000	1,796,640
Zoetis, Inc.	57,500	2,583,475
		39,366,165
Industrials 11.3%
Canadian Pacific Railway Ltd.	19,000	3,670,040
Danaher Corp.	57,000	4,762,920
Deere & Co.	15,000	1,299,300
Emerson Electric Co.	50,000	3,187,500
Parker Hannifin Corp.	40,000	5,161,200
Precision Castparts Corp.	14,000	3,330,600
Tyco Int’l. Plc	65,000	2,788,500
United Parcel Service, Inc.	20,000	2,198,400
Verisk Analytics, Inc.*	40,000	2,479,200
		28,877,660
Information Technology 21.5%
Accenture PLC	27,000	2,330,910
Altera Corp.	66,000	2,482,920
ANSYS, Inc.*	25,000	2,088,000
Apple, Inc.	42,000	4,995,060
Check Point Software Technologies Ltd.*	38,000	2,937,780
Cisco Systems, Inc.	160,000	4,422,400

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
EMC Corp.	110,000	$3,338,500
Int’l. Business Machines Corp.	10,000	1,621,700
KLA-Tencor Corp.	29,700	2,062,368
Microsoft Corp.	125,000	5,976,250
NetApp, Inc.	56,500	2,404,075
Riverbed Technology, Inc.*	85,000	1,757,375
Seagate Technology PLC	50,000	3,305,500
Synopsys, Inc.*	63,000	2,733,570
Texas Instruments, Inc.	85,000	4,625,700
Visa,Inc.	25,000	6,454,750
Western Union Co.	75,000	1,393,500
		54,930,358
Materials 3.5%
Crown Holdings, Inc.*	60,000	2,970,000
Ecolab, Inc.	25,000	2,723,750
Praxair, Inc.	25,000	3,209,500
		8,903,250
Telecommunication Services 2.0%
Verizon Communications, Inc.	99,000	5,008,410
Utilities 0.7%
AES Corp.	120,000	1,664,400
Total Domestic Common Stocks (Cost $146,310,126)		236,200,252
Foreign Stocks & ADR’s 4.5%
Mexico 0.7%
America Movil SAB de CV ADR	76,000	1,801,960
Netherlands 1.6%
Unilever NV ADR	101,200	4,112,768
Spain 0.9%
Banco Bilbao Vizcaya Argentaria SA ADR	201,668	2,159,864
Switzerland 1.3%
ABB Ltd. ADR	60,000	1,345,200
Roche Holding AG ADR	55,000	2,060,300
		3,405,500
Total Foreign Stocks & ADR’s (Cost $12,146,712)		11,480,092
Institutional Money Market Funds 2.6%
State Street Institutional US Government Money Market Fund (Cost $6,532,214)	6,532,214	6,532,214
Total Investments 99.7% (Cost $164,989,052)†		254,212,558
Other Assets in Excess of Liabilities 0.3%		770,141
Net Assets 100.0%		$254,982,699

*                 Non-income producing.

†                 Cost for federal income tax purposes is $165,069,817. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $89,142,741 of which $91,925,405 related to appreciated securities and $2,782,664 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Mid Cap Opportunities Fund

(Unaudited)

Carole Hersam, CFA Portfolio Manager Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Sustainable Mid Cap Opportunities Fund returned 10.12%* for the fiscal year ending November 30, 2014, compared to returns of 16.34% for the Russell Midcap Index, and 10.29% for the Morningstar Mid-Cap Growth category during the same time period. The Standard & Poor’s MidCap 400 Index, which the Fund discontinued using as a secondary benchmark effective March 30, 2014, returned 12.23% for the same period.

Equity Market Review

Equity markets had another respectable year, gaining ground even though uncertainty persisted in terms of global economic recovery, political stability, swings in commodity prices and a less than enthusiastic consumer environment. Domestic interest rates remained persistently low while globally, monetary easing picked up momentum. As we come to the end of 2014, the U.S. economy seems to be closer to a recovery than either Europe or emerging markets which has likely helped domestic equity prices to hold up relatively well. Looking forward into 2015, employment numbers look better and the Federal Reserve seems inclined to continue to wean the economy off cheap money. However, the recent sharp drop in oil prices could have mixed results. While it will likely buoy consumer sentiment by increasing disposable income, the overall economic benefit could be muted if it causes significant losses of jobs related to the U.S. shale boom.

Digging a little deeper into this past year’s returns, the smallest sector in the Russell Midcap Index, Telecommunication Services, was the best performing sector with a return of 38.79%. Health Care delivered a 31.32% return and was the single best contributor to the Index’s return. The worst and only negatively contributing sector was Energy, down 14.52% as it was hit late in the year by the sudden drop in oil prices.

Performance Attribution

2014 was another year of double digit returns for mid cap stocks. While our stock selection in Information Technology and Health Care proved accretive to relative returns, our stock selection and overweight positions in Energy and Industrials more than offset those gains. Our best performing stocks in Information Technology include communications related semiconductor maker Skyworks Solutions which was up an impressive 155% over the past twelve months and marketing services specialist Sapient Corporation, which ended up 44% after an all cash takeout offer from Publicis Groupe of France. Likewise in Health Care, our holding Carefusion received a takeout offer from rival medical technology firm Becton Dickinson which drove returns of 44% for the year. Other names positively contributing to Health Care outperformance were animal health specialist IDEXX Laboratories (up 23.73%) and dental product maker DENTSPLY International (up 16.24%).

Within Energy, our largest position, tertiary recovery firm Denbury Recources, was hit disproportionately hard when oil prices fell from the $90s into the $70s losing nearly half its market value in a matter of weeks. This was disheartening as Denbury is one of the most environmental, social and corporate governance (ESG) friendly energy players with a rather unique strategy that incorporates using man-made carbon dioxide (CO2) waste to gather harder to recover oil from existing basins. The CO2 is then trapped in the rock instead of being released into the atmosphere as potentially harmful greenhouse gas.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

From an investment perspective, the company was able to access less risky assets and had a superior cash flow profile to peers making it an attractive and viable player for the longer term. In the wake of oil’s precipitous and unexpected decline, Denbury made a conservative call to preserve capital and cut capital expenditures in 2015. Although this will slow the company’s growth while commodity prices remain low, it will insure its viability in a period of lower economic returns. Despite the near-term headwinds we continue to like Denbury from both a long-term investment and ESG point of view.

Portfolio Positioning and Outlook

Heading into 2015, we feel the relative dislocation in the markets and their individual constituents due to the extreme moves in commodity prices should eventually provide attractive entry points for investors looking to outperform over the intermediate to longer term. In the meantime, we will continue to focus on executing our fundamental stock selection and portfolio construction process which incorporates analysis of the business model, valuation and ESG attributes. Our goal is to manage and maintain a portfolio of high quality companies with positive ESG attributes purchased at attractive valuations that will provide investors with competitive returns and below average risk.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2004 — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2004 — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	10.12%	4.60%	10.23%
3 years	14.31	12.38	14.39
5 years	15.16	13.98	15.06
10 years	6.27	5.72	6.23

Class	Symbol
A	WAEGX
I	CEGIX

Inception Date of the Fund — 2/8/94

The Sentinel Sustainable Mid Cap Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. Performance of the Class A shares prior to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which were offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from November 1, 1999 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the predecessor. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Mid Cap Opportunities Fund Class A & I shares: A - 1.35%, I - 1.15%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A Sentinel Sustainable Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, a Sentinel Sustainable Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market.

The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Top Sectors*

Sector	Percent of Net Assets
Information Technology	25.3%
Industrials	18.0%
Financials	16.7%
Consumer Discretionary	13.5%
Health Care	11.0%
Energy	5.2%
Consumer Staples	3.9%
Utilities	2.6%
Materials	1.5%

Top 10 Holdings**

Description	Percent of Net Assets
DENTSPLY Int’l., Inc.	3.1%
MEDNAX, Inc.	3.0%
Sapient Corp.	2.7%
ITC Holdings Corp.	2.6%
Waste Connections, Inc.	2.5%
Jarden Corp.	2.4%
Genesee & Wyoming, Inc.	2.3%
Stericycle, Inc.	2.3%
Flowers Foods, Inc.	2.2%
Invesco Ltd.	2.2%
Total of Net Assets	25.3%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.3%
Consumer Discretionary 13.5%
Ascena Retail Group, Inc.*	153,270	$2,052,285
BorgWarner, Inc.	40,240	2,275,974
Coach, Inc.	36,750	1,364,160
Jarden Corp.*	73,335	3,237,740
John Wiley & Sons, Inc.	37,240	2,223,973
Life Time Fitness, Inc.*	41,500	2,298,270
MDC Partners, Inc.	66,500	1,467,655
PVH Corp.	12,070	1,534,580
Tiffany & Co.	4,000	431,680
Tractor Supply Co.	18,120	1,393,972
		18,280,289
Consumer Staples 3.9%
Church & Dwight Co., Inc.	30,240	2,319,710
Flowers Foods, Inc.	153,955	3,002,123
		5,321,833
Energy 5.2%
Core Laboratories NV	14,540	1,873,188
Denbury Resources, Inc.	254,210	2,099,775
FMC Technologies, Inc.*	28,700	1,370,999
Range Resources Corp.	24,750	1,624,837
		6,968,799
Financials 13.5%
Affiliated Managers Group, Inc.*	12,040	2,451,224
City National Corp.	29,570	2,282,508
East West Bancorp, Inc.	67,470	2,480,872
HCC Insurance Holdings, Inc.	46,900	2,488,983
Invesco Ltd.	74,380	3,001,977
Raymond James Financial, Inc.	35,350	1,990,205
Signature Bank*	10,960	1,329,119
SVB Financial Group*	21,990	2,312,248
		18,337,136
Health Care 11.0%
Bio-Rad Laboratories,
Inc.*	18,460	2,192,863
DENTSPLY Int’l., Inc.	75,340	4,142,193
Henry Schein, Inc.*	20,660	2,834,552
MEDNAX, Inc.*	62,480	4,089,941
Varian Medical Systems, Inc.*	18,880	1,671,069
		14,930,618
Industrials 18.0%
Ametek, Inc.	46,400	2,364,544
Flowserve Corp.	38,920	2,291,220
Genesee & Wyoming, Inc.*	31,550	3,110,515
Interface, Inc.	108,880	1,646,266
Jacobs Engineering Group, Inc.*	60,050	2,789,323
Masco Corp.	113,050	2,735,810
Quanta Services, Inc.*	97,720	2,980,460
Stericycle, Inc.*	24,060	3,101,815
Waste Connections, Inc.	70,630	3,334,442
		24,354,395
Information Technology 23.1%
Altera Corp.	78,870	2,967,089
Dolby Laboratories, Inc.	66,550	2,953,489
Informatica Corp.*	79,390	2,888,208
Microchip Technology, Inc.	60,320	2,723,448
Nuance Communications, Inc.*	185,460	2,806,010
ON Semiconductor Corp.*	306,070	2,763,812
Open Text Corp.	49,390	2,919,937
Plantronics, Inc.	48,390	2,524,506
Riverbed Technology, Inc.*	138,620	2,865,969
Sapient Corp.*	150,440	3,715,868
Skyworks Solutions, Inc.	31,240	2,107,763
		31,236,099
Materials 1.5%
Steel Dynamics, Inc.	89,090	2,008,089

Utilities 2.6%
ITC Holdings Corp.	94,160	3,577,138
Total Domestic Common Stocks (Cost $104,700,492)		125,014,396

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Foreign Stocks & ADR’s 2.2%
Israel 2.2%
NICE Systems Ltd. ADR (Cost $2,377,078)	62,690	$2,960,849

Real Estate Investment Trusts 3.2%
Financials 3.2%
Digital Realty Trust, Inc.*(a)	30,770	2,162,208
Home Properties, Inc.*(a)	34,430	2,244,492
Total Real Estate Investment Trusts (Cost $3,915,733)		4,406,700

Institutional Money Market Funds 2.4%
State Street Institutional US
Government Money Market Fund (Cost $3,208,244)	3,208,244	3,208,244
Total Investments 100.1% (Cost $114,201,547)†		135,590,189

Excess of Liabilities Over Other Assets (0.1)%		(81,750)

Net Assets 100.0%		$135,508,439

*	Non-income producing.

†

Cost for federal income tax purposes is $114,473,339. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $21,116,850 of which $25,010,403 related to appreciated securities and $3,893,553 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The Sentinel Total Return Bond Fund produced a total return of 3.66%* for the fiscal year ending November 30, 2014. This compares to returns of 5.27% for the Barclays U.S. Aggregate Bond Index and 4.87% for the Morningstar Intermediate-Term Bond category.

Bond Market Review

Fiscal year 2014 became a tale of two very different tapes. The first nine months of the year mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility. Despite an increase in geopolitical tensions around the world during the first nine months of the year, capital markets maintained their belief that central bank liquidity was a force great enough to conquer all other concerns.

Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums. While the majority of market participants were focused on the impact of the Fed’s tapering on interest rates, brinksmanship from global energy producers became the dominant risk as oil prices plunged to levels unseen since 2009.

As the Federal Reserve was ending its multi-year $4.5 trillion bond buying program, global markets temporarily suspended any liquidity concerns in favor of U.S. $ denominated assets. Bond markets reacted with the 10-year Treasury posting an intraday low yield of 1.86% on October 15, 2014. On that same day, the option adjusted spread of the Barclays U. S. Corporate High Yield Index hit 4.90%, with the widening in credit premiums exacerbated by sectors related to energy.

Performance Attribution

The Fund’s Class A shares* underperformed the Barclays U.S. Aggregate Bond Index by 161 basis points for the fiscal year ended November 30, 2014.

The Fund’s exposure to the Treasury yield curve, combined with a general decline in yields over the year, resulted in 198 bps of underperformance. This was a result of the Fund having a duration** that was short relative to the benchmark by about 2 years on average. For the year, the Treasury yield curve shifted down 37 bps on average, with rates at the long end of the curve declining by considerably more.

Asset allocation effects contributed 36 bps of outperformance. Within the Fund’s allocation, over-weights in both high yield and investment grade credit contributed positively. Specifically, the overweight to high yield added 31 bps, while the overweight to investment grade added 8 bps. Also, an underweight in U.S. Treasuries contributed 27 bps of outperformance, while the average cash weighting of 24% produced 17 bps of underperformance. Other allocation results netted to -13 bps.

Security selection effects had the largest positive impact on performance, adding 109 bps. The largest contribution from security selection came through our positions in investment grade corporates, adding 81 bps overall. Contributions came across a range of industries, with Technology, Oil Field Services, and REITs standing out. Also contributing was Agency

*   Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

**     Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High-Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

mortgage-backed securities (MBS), adding another 23 bps through security selection. In addition, high yield netted a small positive through the selection process, as losses in energy sub-sectors were more than offset by gains in a variety of industries including automotive, packaging, and metals and mining.

Finally, trading and other effects were a negative, totaling -19 bps.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio positioning consisted of 34% exposure to investment grade corporates, 12% high-yield corporates, 31% Agency MBS (with 2% in collateralized mortgage obligations), <1% commercial mortgage-backed securities, and 23% cash and equivalents. The effective duration of the Fund stood at 3.13 years on November 30, 2014.

As we enter 2015, we remain cautious and expect that markets will continue to re-price risk in response to the ending of the Federal Reserve’s expansionary policy. While U.S. equity markets remain at or near all-time highs, other risk-assets, such as high yield credit, are not nearly as sanguine. Fears of slowing of global growth, as well as the constant threat of geopolitical disruption, remain among the many catalysts that could trigger an increase in market volatility in 2015. Regardless of what transpires, we will continue to search for opportunities for our shareholders and believe that flexibility will be critical to our success in navigating markets.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

From Inception — November 30, 2014

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2014

Average Annual Total Returns (as of November 30, 2014)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	3.66%	1.28%	3.01%	2.02%	3.79%
3 years	6.02	5.23	5.51	5.51	6.19
Since inception	5.65	5.04	5.23	5.23	5.81

Class	Symbol
A	SATRX
C	SCTRX
I	SITRX

Inception Date of the Fund — 12/17/10

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C & I shares: A - 0.97%, C - 1.82%, I - 0.79%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2014

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	23.4%
1 yr. to 2.99 yrs.	5.4%
3 yrs. to 3.99 yrs.	16.1%
4 yrs. to 5.99 yrs.	17.5%
6 yrs. to 7.99 yrs.	27.2%
8 yrs. and over	10.4%

Average Effective Duration (for all Fixed Income Holdings) 3.1 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA TBA 30 YR Dec	4.50%	12/11/44	5.4%
FNMA TBA 30 YR Dec	3.00%	12/11/44	3.2%
FNMA TBA 15 YR Dec	2.50%	12/16/29	2.9%
FNMA AT2016	3.00%	04/01/43	2.3%
FNMA TBA 30 YR Dec	3.50%	12/11/44	2.2%
FNMA TBA 30 YR Dec	4.00%	12/11/44	2.0%
FHLMC Q29056	4.00%	10/01/44	1.6%
FNMA AX1348	4.00%	10/01/44	1.4%
Interpublic Group of Cos, Inc.	4.20%	04/15/24	1.4%
FNMA 890310	4.50%	12/01/40	1.4%
Total of Net Assets			23.8%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2014

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 37.5%
U.S. Government Agency Obligations 37.5%
Federal Home Loan Mortgage Corporation 11.7%
Agency Discount Notes:
0.05%, 12/04/14	50,000 M	$49,999,167
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	3,000 M	3,320,161
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,642 M	1,683,320
30-Year:
FHLMC G05483
4.5%, 06/01/39	1,197 M	1,309,157
FHLMC A90197
4.5%, 12/01/39	3,120 M	3,391,586
FHLMC Q02664
4.5%, 08/01/41	5,498 M	5,974,630
FHLMC Q29260
4%, 10/01/44	8,229 M	8,790,875
FHLMC Q29056
4%, 10/01/44	11,046 M	11,799,458
		31,265,706
Total Federal Home Loan Mortgage Corporation		86,268,354

Federal National Mortgage Association 24.1%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/29(a)	21,080 M	21,494,596
30-Year:
FNMA 725423
5.5%, 05/01/34	1,099 M	1,240,410
FNMA 725610
5.5%, 07/01/34	1,018 M	1,147,389
FNMA AD9193
5%, 09/01/40	2,960 M	3,292,701
FNMA 890310
4.5%, 12/01/40	9,339 M	10,185,946
FNMA AL2860
3%, 12/01/42	4,246 M	4,299,291
FNMA AR9195
3%, 03/01/43	8,746 M	8,855,874
FNMA AT2016
3%, 04/01/43	16,894 M	17,100,110
FNMA AS0779
4%, 10/01/43	4,682 M	5,042,314
FNMA AX1348
4%, 10/01/44	9,987 M	10,678,301
FNMA TBA 30 YR Dec
3%, 12/11/44(a)	22,950 M	23,199,222
FNMA TBA 30 YR Dec
3.5%, 12/11/44(a)	15,700 M	16,364,796
FNMA TBA 30 YR Dec
4%, 12/11/44(a)	13,970 M	14,916,249
FNMA TBA 30 YR Dec
4.5%, 12/11/44(a)	36,520 M	39,695,529
		156,018,132
Total Federal National Mortgage Association		177,512,728

Government National Mortgage Corporation 1.7%
Collateralized Mortgage Obligations:
GNR 10-33 PX
5%, 09/20/38	3,750 M	4,192,316
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	3,029,422
GNR 12-147 Interest Only
0.6008%, 04/16/54	15,120 M	736,043
		7,957,781

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	4,252 M	$4,666,714
Total Government National Mortgage Corporation		12,624,495
Total U.S. Government Obligations (Cost $274,097,974)		276,405,577

Domestic Corporate Bonds 45.2%
Basic Industry 4.6%
Alfa SAB de CV
5.25%, 03/25/24(b)	3,595 M	3,819,687
Allegheny Technologies, Inc.
6.125%, 08/15/23	4,065 M	4,066,240
Barrick Gold Corp.
4.1%, 05/01/23	4,020 M	3,938,957
CF Industries, Inc.
3.45%, 06/01/23	3,065 M	3,049,635
Glencore Funding LLC
4.125%, 05/30/23(b)	5,950 M	5,939,945
Methanex Corp.
5.25%, 03/01/22	1,900 M	2,078,748
Packaging Corp of America
4.5%, 11/01/23	2,260 M	2,398,332
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	2,100 M	2,114,370
Samarco Mineracao SA
5.75%, 10/24/23(b)	4,035 M	4,040,044
Thompson Creek Metals Co., Inc.
12.5%, 05/01/19	2,185 M	2,327,025
		33,772,983
Communications 9.1%
21st Century Fox America, Inc.
3.7%, 09/15/24(b)	5,500 M	5,672,381
Bankrate, Inc.
6.125%, 08/15/18(b)	4,400 M	4,224,000
British Sky Broadcasting Group PLC
3.75%, 09/16/24(b)	5,500 M	5,595,172
CBS Corp.
3.7%, 08/15/24	5,500 M	5,502,568
Cequel Communications Holdings I LLC
6.375%, 09/15/20(b)	3,175 M	3,309,937
Digicel Ltd.
6%, 04/15/21(b)	5,125 M	5,035,313
DIRECTV Holdings LLC
3.8%, 03/15/22	5,970 M	6,130,933
Interpublic Group of Cos, Inc.
4.2%, 04/15/24	10,100 M	10,288,739
Level 3 Escrow II, Inc.
5.375%, 08/15/22(b)	5,302 M	5,368,275
Numericable Group SA
6%, 05/15/22(b)	2,950 M	3,000,209
Rogers Communications, Inc.
4.1%, 10/01/23	5,190 M	5,489,723
Verizon Communications, Inc.
3.5%, 11/01/24	1,970 M	1,973,434
6.55%, 09/15/43	4,000 M	5,174,192
		66,764,876
Consumer Cyclical 5.9%
American Axle & Manufacturing, Inc.
6.25%, 03/15/21	5,003 M	5,315,688
Bed Bath & Beyond, Inc.
3.749%, 08/01/24	4,000 M	4,057,144
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	6,185 M	6,587,025
Chrysler Group LLC
8.25%, 06/15/21	6,665 M	7,464,800
Ford Motor Credit Co LLC
3.664%, 09/08/24	6,765 M	6,811,888
General Motors Financial Co., Inc.
4.25%, 05/15/23	3,000 M	3,074,670
QVC, Inc.
4.375%, 03/15/23	3,970 M	3,963,279
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	6,135 M	6,278,203
		43,552,697
Consumer Non-Cyclical 1.7%
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	5,130 M	5,457,037
Constellation Brands, Inc
4.75%, 11/15/24	1,000 M	1,022,500
Pernod-Ricard SA
4.45%, 01/15/22(b)	5,950 M	6,373,343
		12,852,880
Energy 8.4%
Access Midstream Partners LP
6.125%, 07/15/22	4,908 M	5,227,020
American Eagle Energy Corp.
11%, 09/01/19(b)	2,200 M	1,980,000
EQT Midstream Partners LP
4%, 08/01/24	5,500 M	5,474,139
Nabors Industries, Inc.
5.1%, 09/15/23	2,175 M	2,263,649
NGL Energy Partners LP
6.875%, 10/15/21(b)	3,060 M	3,105,900
Oceaneering Int’l. Inc
4.65%, 11/15/24	3,900 M	3,973,737
Penn Virginia Resource Partners LP
8.375%, 06/01/20	385 M	419,105
Regency Energy Partners LP
5%, 10/01/22	6,115 M	6,023,275
Rowan Cos, Inc.
4.875%, 06/01/22	3,915 M	4,002,962
Spectra Energy Capital LLC
3.3%, 03/15/23	2,730 M	2,626,640
Talisman Energy, Inc.
3.75%, 02/01/21	910 M	882,222
TC PipeLines LP
4.65%, 06/15/21	4,105 M	4,405,868
Transocean, Inc.
6.5%, 11/15/20	5,335 M	5,285,630
Weatherford Int’l. Ltd
5.125%, 09/15/20	6,015 M	6,443,809
Williams Cos, Inc.
4.55%, 06/24/24	10,000 M	9,908,990
		62,022,946
Financials 3.2%
Bank of America Corp.
4.2%, 08/26/24	5,800 M	5,925,906
Fifth Street Finance Corp.
4.875%, 03/01/19	2,500 M	2,594,698
FirstMerit Corp.
4.35%, 02/04/23	1,945 M	2,044,732
Prospect Capital Corp.
5%, 07/15/19	2,400 M	2,492,304
Wells Fargo & Co
4.1%, 06/03/26	5,240 M	5,378,582
Wintrust Financial Corp.
5%, 06/13/24	5,000 M	5,278,255
		23,714,477
Insurance 2.7%
American Int’l. Group, Inc.
5.6%, 10/18/16	3,040 M	3,292,077
Five Corners Funding Trust
4.419%, 11/15/23(b)	5,000 M	5,358,815
Infinity Property & Casualty Corp.
5%, 09/19/22	1,940 M	2,087,221
TIAA Asset Management Finance Co LLC
4.125%, 11/01/24(b)	5,810 M	5,912,233
XL Group PLC
6.5%, 12/31/49(c)	3,035 M	2,936,362
		19,586,708
Real Estate 5.0%
ARC Properties Operating Partnership LP/Clark Acquisition LLC
2%, 02/06/17	2,700 M	2,591,652
4.6%, 02/06/24	4,200 M	4,004,775
CBL & Associates LP
5.25%, 12/01/23	2,490 M	2,666,867
Government Properties Income Trust
3.75%, 08/15/19	5,200 M	5,318,040
Hospitality Properties Trust
4.5%, 03/15/25	5,750 M	5,780,239
Piedmont Operating Partnership LP
4.45%, 03/15/24	3,300 M	3,394,258
Retail Opportunity Investments Partnership LP
5%, 12/15/23	5,625 M	6,103,918
4%, 12/15/24	2,400 M	2,409,946
WP Carey, Inc.
4.6%, 04/01/24	4,130 M	4,346,363
		36,616,058
Technology 4.2%
Amphenol Corp.
2.55%, 01/30/19	4,050 M	4,113,402
Ericsson LM
4.125%, 05/15/22	4,150 M	4,360,596
Fidelity National Information Services, Inc.
3.875%, 06/05/24	5,500 M	5,641,284

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18	5,085 M	$5,186,700
Micron Technology, Inc.
5.5%, 02/01/25(b)	5,284 M	5,323,630
Seagate HDD Cayman
4.75%, 06/01/23	6,090M	6,430,224
		31,055,836
Transportation 0.4%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	2,625 M	2,673,442
Total Domestic Corporate Bonds (Cost $328,168,916)		332,612,903

Residential Mortgage-Backed Securities 0.6%
Financials 0.6%
Bear Stearns Trust FLT
2.6082%, 06/25/34 (Cost $4,535,412)	4,451 M	4,582,257

	Shares
Institutional Money Market Funds 31.7%
State Street Institutional US Government Money Market Fund (Cost $233,308,246)	233,308,246	233,308,246
Total Investments 115.0% (Cost $840,110,548)†		846,908,983

Excess of Liabilities Over Other Assets (15.0)%		(110,564,017)

Net Assets 100.0%		$736,344,966

†

Cost for federal income tax purposes is $840,330,534. At November 30, 2014 unrealized appreciation for federal income tax purposes aggregated $6,578,449 of which $8,269,893 related to appreciated securities and $1,691,444 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours to the established trade settlement date with the broker.

(b)

Security exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to be qualified institutional buyers. At November 30, 2014, the market value of rule 144A securities amounted to $83,319,351 or 11.32% of net assets.

(c)

XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will be equal the 3-month Libor rate plus 2.4575%.

At November 30, 2014, the following futures contracts were outstanding with $1,511,475 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 500 U.S. Treasury 10-Year Note futures contracts	12/14	$63,828,125	$(521,613)
Short, 350 U.S. Treasury 30-Year Bond futures contracts	12/14	50,421,875	(804,655)
Totals		$114,250,000	$(1,326,268)
Net payments of variation margin and/or brokerage fees			959,080
Variation margin payable on open futures contracts			$(367,188)

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities

at November 30, 2014

		Common	Georgia Municipal	Government	International
	Balanced	Stock	Bond	Securities	Equity
Assets
Investments at value	$342,324,498	$2,593,848,753	$11,805,096	$396,429,511	$129,625,178
Cash	—	222,492	—	26,957	—
Cash collateral with futures commission merchant	364,173	—	—	—	—
Foreign cash (Cost $0, $0, $0, $0, $16,109)	—	—	—	—	15,982
Receivable for securities sold	87,019	—	—	5,790,799	—
Receivable for fund shares sold	146,653	1,049,102	—	165,772	30,662
Receivable for interest	635,972	—	154,432	1,038,299	—
Receivable for dividends	863,196	10,374,184	—	—	130,565
Receivable for dividend tax reclaims	4,348	—	—	—	305,071
Total Assets	344,425,859	2,605,494,531	11,959,528	403,451,338	130,107,458

Liabilities
Payable to custodian bank	448,461	—	—	—	127
Payable for securities purchased	15,949,070	—	—	48,404,425	—
Payable for fund shares repurchased	66,984	1,472,598	—	224,659	71,859
Accrued expenses	105,668	560,223	13,512	137,947	71,133
Management fee payable	141,764	1,123,808	4,441	138,198	73,907
Distribution fee payable (Class A Shares)	56,739	305,161	—	44,448	23,394
Distribution fee payable (Class C Shares)	26,170	71,689	—	29,256	2,917
Fund accounting fee payable	9,741	75,113	360	10,704	3,851
Deferred compensation (see Note 3)	127,170	614,112	6,437	201,381	67,382
Variation margin payable on futures contracts	45,781	—	—	—	—
Total Liabilities	16,977,548	4,222,704	24,750	49,191,018	314,570
Net Assets	$327,448,311	$2,601,271,827	$11,934,778	$354,260,320	$129,792,888

Net Assets Represent
Capital stock at par value	$156,036	$608,907	$12,105	$349,715	$66,301
Paid-in capital	208,967,033	1,492,145,962	10,791,040	402,452,757	96,065,782
Accumulated undistributed (distributions in excess of net investment income (loss)	711,169	4,158,540	17,346	(110,511)	1,426,093
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	13,871,999	(2,069,634)	219,412	(55,893,433)	19,511,385
Unrealized appreciation (depreciation) of investments and foreign exchange	103,742,074	1,106,428,052	894,875	7,461,792	12,723,327
Net Assets	$327,448,311	$2,601,271,827	$11,934,778	$354,260,320	$129,792,888
Investments at Cost	$238,450,817	$1,487,420,701	$10,910,221	$388,967,719	$116,876,748

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$278,384,681	$1,577,546,382	N/A	$268,380,034	$115,215,579
Shares Outstanding	13,266,308	36,866,664	N/A	26,495,324	5,875,803
Net Asset Value per Share	$20.98	$42.79	N/A	$10.13	$19.61
Sales Charge	1.10	2.25	N/A	0.23	1.03
Maximum Offering Price**	$22.08	$45.04	N/A	$10.36	$20.64
Class C Shares*
Net Assets Applicable to Class C Shares/	$32,001,785	$90,784,220	N/A	$35,387,397	$3,580,642
Shares Outstanding	1,521,017	2,206,108	N/A	3,490,970	191,328
Net Asset Value per Share***	$21.04	$41.15	N/A	$10.14	$18.71
Class I Shares*
Net Assets Applicable to Class I Shares/	$17,061,845	$932,941,225	$11,934,778	$50,492,889	$10,996,667
Shares Outstanding	816,314	21,817,956	1,210,518	4,985,241	562,936
Net Asset Value per Share***	$20.90	$42.76	$9.86	$10.13	$19.53

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Low Duration	Mid	Multi-Asset	Small	Sustainable Core
	Bond	Cap	Income	Company	Opportunities
Assets
Investments at value	$744,201,289	$130,519,849	$335,238,802	$1,045,717,167	$254,212,558
Cash collateral with futures commission merchant	2,297,763	—	485,364	—	—
Foreign cash (Cost $0, $0, $2,901, $0, $0)	—	—	2,677	—	—
Receivable for securities sold	—	1,044,740	506,756	15,965,717	—
Receivable for fund shares sold	192,930	75,831	279,096	466,086	127,385
Receivable for interest	5,120,247	—	1,745,194	—	—
Receivable for dividends	—	127,213	280,402	602,857	951,526
Receivable for dividend tax reclaims	—	5,394	36,489	—	8,643
Total Assets	751,812,229	131,773,027	338,574,780	1,062,751,827	255,300,112

Liabilities
Payable to custodian bank	850,000	—	597,781	—	—
Payable for securities purchased	—	—	22,370,433	14,109,902	—
Payable for fund shares repurchased	1,204,029	117,912	1,060,450	1,141,821	3,698
Accrued expenses	184,824	71,018	96,251	264,401	67,555
Management fee payable	298,596	76,043	136,916	568,106	145,255
Distribution fee payable (Class A Shares)	40,149	23,237	28,971	169,516	48,785
Distribution fee payable (Class C Shares)	—	8,392	95,733	95,325	—
Distribution fee payable (Class S Shares)	221,152	—	—	—	—
Fund accounting fee payable	23,127	3,962	9,387	31,547	7,568
Deferred compensation (see Note 3)	358,436	68,914	78,624	608,418	44,552
Variation margin payable on futures contracts	431,250	—	61,250	—	—
Total Liabilities	3,611,563	369,478	24,535,796	16,989,036	317,413
Net Assets	$748,200,666	$131,403,549	$314,038,984	$1,045,762,791	$254,982,699

Net Assets Represent
Capital stock at par value	$856,727	$54,050	$222,614	$1,482,440	$122,352
Paid-in capital	856,429,293	77,138,790	268,773,599	520,097,846	177,197,946
Accumulated undistributed (distributions in excess of) net investment income (loss)	48,281	(59,395)	(23,392)	204,245	2,014,672
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	(108,166,119)	26,678,908	21,049,135	266,989,567	(13,575,777)
Unrealized appreciation (depreciation) of investments and foreign exchange	(967,516)	27,591,196	24,017,028	256,988,693	89,223,506
Net Assets	$748,200,666	$131,403,549	$314,038,984	$1,045,762,791	$254,982,699
Investments at Cost	$740,912,276	$102,928,653	$311,043,213	$788,728,474	$164,989,052

Net Asset Value and Maximum Offerin`g Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$187,430,440	$112,345,479	$140,670,297	$682,481,164	$239,707,239
Shares Outstanding	21,471,624	4,548,211	9,954,775	94,949,874	11,505,370
Net Asset Value per Share	$8.73	$24.70	$14.13	$7.19	$20.83
Sales Charge	0.09	1.30	0.74	0.38	1.10
Maximum Offering Price**	$8.82	$26.00	$14.87	$7.57	$21.93
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$10,151,610	$117,373,116	$115,642,282	N/A
Shares Outstanding	N/A	505,781	8,338,261	20,207,706	N/A
Net Asset Value per Share***	N/A	$20.07	$14.08	$5.72	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$44,267,125	$8,906,460	$55,995,571	$247,639,345	$15,275,460
Shares Outstanding	5,072,060	351,049	3,968,387	33,086,401	729,844
Net Asset Value per Share***	$8.73	$25.37	$14.11	$7.48	$20.93
Class S Shares*
Net Assets Applicable to Class S Shares/	$516,503,101	N/A	N/A	N/A	N/A
Shares Outstanding	59,128,979	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$8.74	N/A	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Sustainable Mid Cap	Total Return
	Opportunities	Bond
Assets
Investments at value	$135,590,189	$846,908,983
Cash collateral with futures commission merchant	—	1,511,475
Receivable for securities sold	—	1,366,706
Receivable for fund shares sold	24,369	2,508,885
Receivable for interest	—	4,763,282
Receivable for dividends	129,526	—
Receivable from Fund Advisor	—	24,180
Total Assets	135,744,084	857,083,511

Liabilities
Payable to custodian bank	—	686,191
Payable for securities purchased	—	118,680,503
Payable for fund shares repurchased	49,609	444,878
Accrued expenses	52,693	155,575
Management fee payable	78,058	290,951
Distribution fee payable (Class A Shares)	26,489	33,901
Distribution fee payable (Class C Shares)	—	38,058
Fund accounting fee payable	4,067	21,582
Deferred compensation (see Note 3)	24,729	19,718
Variation margin payable on futures contracts	—	367,188
Total Liabilities	235,645	120,738,545
Net Assets	$135,508,439	$736,344,966

Net Assets Represent
Capital stock at par value	$66,284	$691,938
Paid-in capital	95,893,674	741,779,885
Accumulated undistributed (distributions in excess of) net investment income (loss)	(19,430)	(17,118)
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	18,179,269	(11,581,906)
Unrealized appreciation (depreciation) of investments and foreign exchange	21,388,642	5,472,167
Net Assets	$135,508,439	$736,344,966
Investments at Cost	$114,201,547	$840,110,548

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$128,716,114	$203,870,714
Shares Outstanding	6,307,829	19,166,094
Net Asset Value per Share	$20.41	$10.64
Sales Charge	1.07	0.24
Maximum Offering Price**	$21.48	$10.88
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$47,015,392
Shares Outstanding	N/A	4,432,736
Net Asset Value per Share***	N/A	$10.61
Class I Shares*
Net Assets Applicable to Class I Shares/	$6,792,325	$485,458,860
Shares Outstanding	320,603	45,594,998
Net Asset Value per Share***	$21.19	$10.65

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Common Stock Fund, International Equity Fund, Mid Cap Fund, Multi-Asset Income Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Mid Cap Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund and Total Return Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Low Duration Bond Fund, the maximum offering price is 1000/990 times the net asset value per share.

*** The maximum offering price is equal to the net asset value.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended November 30, 2014

		Common		Georgia Municipal	Government	International
	Balanced	Stock		Bond	Securities	Equity
Investment Income
Dividends	$4,939,826 *	$56,318,535	*	$—	$—	$4,220,943 *
Interest	2,565,034	5,856		433,900	11,789,314	—
Total Income	$7,504,860	$56,324,391		$433,900	$11,789,314	$4,220,943
Expenses
Management advisory fee	1,692,404	13,545,947		58,821	2,004,363	1,104,549
Transfer agent fees (Class A Shares)	493,127	1,713,466		—	543,455	359,917
Transfer agent fees (Class C Shares)	47,230	113,789		—	57,986	22,350
Transfer agent fees (Class I Shares)	15,231	874,752		16,913	52,733	13,138
Transfer agent fees (Class S Shares)	—	—		—	—	—
Custodian fees	33,875	105,300		3,750	32,350	51,250
Distribution expense (Class A Shares)	677,696	3,618,734		—	672,825	303,332
Distribution expense (Class C Shares)	308,675	824,062		—	430,395	36,800
Distribution expense (Class S Shares)	—	—		—	—	—
Accounting and administration services	116,191	902,582		4,769	158,019	57,567
Auditing fees	30,250	140,250		5,600	29,500	12,700
Legal fees	25,800	219,500		900	30,200	12,900
Reports and notices to shareholders	31,300	91,000		4,500	27,200	23,100
Registration and filing fees (Class A Shares)	16,106	23,401		—	20,859	14,545
Registration and filing fees (Class C Shares)	14,468	16,033		—	17,143	14,198
Registration and filing fees (Class I Shares)	12,093	28,946		2,759	16,538	12,066
Registration and filing fees (Class S Shares)	—	—		—	—	—
Directors’ and Chief Compliance Officer’s fees and expenses	50,087	355,327		2,202	71,005	24,654
Other	25,463	106,038		1,755	31,201	56,334
Total Expenses	3,589,996	22,679,127		101,969	4,195,772	2,119,400
Expense Reimbursements/Waivers	—	—		—	—	—
Net Expenses	3,589,996	22,679,127		101,969	4,195,772	2,119,400
Net Investment Income (Loss)	3,914,864	33,645,264		331,931	7,593,542	2,101,543
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	16,385,376	227,276,964		223,457	1,304,361	23,400,835
Futures contracts	(2,169,985)	—		—	(2,495,432)	—
Foreign currency transactions	18	1,244		—	—	(104,764)
Net realized gain (loss)	14,215,409	227,278,208		223,457	(1,191,071)	23,296,071
Net change in unrealized appreciation (depreciation) during the period:
Investments	9,587,840	50,010,478		49,415	7,581,305	(29,391,352)
Futures contracts	(49,900)	—		—	357,521	—
Foreign currency translations	—	—		—	—	(28,609)

Net change in unrealized appreciation (depreciation)	9,537,940	50,010,478		49,415	7,938,826	(29,419,961)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	23,753,349	277,288,686		272,872	6,747,755	(6,123,890)
Net Increase (Decrease) in Net Assets from Operations	$27,668,213	$310,933,950		$604,803	$14,341,297	$(4,022,347)

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Low Duration	Mid	Multi-Asset	Small	Sustainable Core		Sustainable Mid Cap	Total Return
	Bond	Cap	Income	Company	Opportunities		Opportunities	Bond
Investment Income
Dividends	$—	$1,697,141 *	$2,774,516 *	$14,655,787 *	$5,063,472	*	$1,193,012 *	$—
Interest	19,317,280	672	6,368,295	2,210	—		—	12,140,142
Total Income	$19,317,280	$1,697,813	$9,142,811	$14,657,997	$5,063,472		$1,193,012	$12,140,142
Expenses
Management advisory fee	3,875,938	1,021,229	1,653,420	7,427,993	1,693,183		926,585	2,018,103
Transfer agent fees (Class A Shares)	320,099	314,378	220,831	1,260,811	441,603		321,135	138,083
Transfer agent fees (Class C Shares)	—	33,559	123,686	206,685	—		—	27,837
Transfer agent fees (Class I Shares)	8,122 ^	25,412	33,448	361,730	9,473		4,665	280,324
Transfer agent fees (Class S Shares)	167,797	—	—	—	—		—	—
Custodian fees	55,350	14,100	40,875	57,250	16,450		13,675	38,800
Distribution expense (Class A Shares)	601,622	293,116	391,421	2,218,669	570,530		319,117	317,792
Distribution expense (Class C Shares)	—	108,749	1,108,211	1,205,162	—		—	288,644
Distribution expense (Class S Shares)	3,170,023	—	—	—	—		—	—
Accounting and administration services	305,340	53,225	113,347	421,595	88,246		48,292	142,843
Auditing fees	54,250	12,800	29,050	60,750	17,100		11,250	42,500
Legal fees	61,650	11,150	25,400	82,250	18,150		10,425	37,600
Reports and notices to shareholders	38,800	23,225	25,750	66,500	24,800		21,200	27,500
Registration and filing fees (Class A Shares)	31,755	14,169	18,071	19,829	18,604		17,534	50,794
Registration and filing fees (Class C Shares)	—	14,192	14,676	16,058	—		—	15,386
Registration and filing fees (Class I Shares)	4,590 ^	11,810	18,945	21,145	14,247		16,669	44,165
Registration and filing fees (Class S Shares)	34,323	—	—	—	—		—	—
Directors’ and Chief Compliance Officer’s fees and expenses	134,085	24,668	44,928	190,256	33,179		18,872	47,980
Other	68,890	8,123	35,344	48,571	15,257		10,598	41,649
Total Expenses	8,932,634	1,983,905	3,897,403	13,665,254	2,960,822		1,740,017	3,560,000
Expense Reimbursements/Waivers	(259,303)	—	—	—	—		—	(143,198)
Net Expenses	8,673,331	1,983,905	3,897,403	13,665,254	2,960,822		1,740,017	3,416,802
Net Investment Income (Loss)	10,643,949	(286,092)	5,245,408	992,743	2,102,650		(547,005)	8,723,340
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	5,575,855	28,062,278	24,742,213 **	271,610,065	17,731,764		19,289,113	(3,198,066)
Futures contracts	(1,619,469)	—	(4,468,887)	—	—		—	(8,630,340)
Foreign currency transactions	—	—	(9,283)	—	83		—	(6,835)
Net realized gain (loss)	3,956,386	28,062,278	20,264,043	271,610,065	17,731,847		19,289,113	(11,835,241)
Net change in unrealized appreciation (depreciation) during the period:	(6,088,675)	(17,046,828)	(10,579,202)	(213,833,831)	10,442,011		(6,065,563)	6,020,505
Investments	(4,256,529)	—	1,323,689	—	—		—	(676,291)
Futures contracts	—	1,269	(3,216)	—	—		—	—
Foreign currency translations	(10,345,204)	(17,045,559)	(9,258,729)	(213,833,831)	10,442,011		(6,065,563)	5,344,214

Net change in unrealized appreciation (depreciation)	(6,388,818)	11,016,719	11,005,314	57,776,234	28,173,858		13,223,550	(6,491,027)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net Increase (Decrease) in Net Assets from Operations	$4,255,131	$10,730,627	$16,250,722	$58,768,977	$30,276,508		$12,676,545	$2,232,313

*

Net of foreign tax withholding of $48,116 in the Sentinel Balanced Fund, $530,938 in the Sentinel Common Stock Fund, $391,429 in the Sentinel International Equity Fund, $12,141 in the Sentinel Mid Cap Fund, $69,231 in the Sentinel Multi-Asset Income Fund, $141,894 in the Sentinel Small Company Fund, $40,902 in the Sentinel Sustainable Core Opportunities Fund and $15,855 in the Sentinel Sustainable Mid Cap Opportunities Fund.

**	Net of estimated foreign taxes on unrealized capital gains of $783 in the Sentinel Multi-Asset Income Fund.

^	Commenced operations January 31, 2014.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Balanced		Common Stock
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/14	11/30/13	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,914,864	$3,314,873	$33,645,264	$27,434,179
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	14,215,409	12,410,719	227,278,208	70,483,033
Net change in unrealized appreciation (depreciation)	9,537,940	31,382,270	50,010,478	473,623,042
Net increase (decrease) in net assets from operations	27,668,213	47,107,862	310,933,950	571,540,254

Distributions to Shareholders
From net investment income
Class A Shares	(3,471,266)	(3,287,492)	(18,914,341)	(14,904,393)
Class C Shares	(157,609)	(143,276)	(374,070)	(241,053)
Class S Shares	—	—	—	—
Class I Shares	(256,554)	(211,905)	(15,443,581)	(11,621,343)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(9,924,523)	(8,295,000)	(173,563,673)	(35,966,439)
Class C Shares	(1,152,484)	(765,009)	(10,459,070)	(1,595,488)
Class I Shares	(766,907)	(413,834)	(111,511,716)	(20,877,143)
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Total distributions to shareholders	(15,729,343)	(13,116,516)	(330,266,451)	(85,205,859)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	28,110,137	40,068,522	123,489,321	205,051,288
Class C Shares	8,014,980	15,320,074	11,441,914	20,382,614
Class S Shares	—	—	—	—
Class I Shares	5,690,696	18,779,583	170,045,770	205,006,681
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	—	122,617,788	—
Class C Shares	—	—	3,649,447	—
Class I Shares	—	—	5,167,072	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	12,586,343	10,816,010	167,635,518	43,195,032
Class C Shares	1,201,387	836,727	10,057,955	1,670,227
Class S Shares	—	—	—	—
Class I Shares	929,875	597,150	101,291,908	23,902,948
	56,533,418	86,418,066	715,396,693	499,208,790
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(40,367,771)	(33,416,548)	(278,724,092)	(281,109,107)
Class C Shares	(8,979,259)	(5,147,899)	(11,574,993)	(9,510,212)
Class S Shares	—	—	—	—
Class I Shares	(10,418,497)	(6,522,117)	(278,421,928)	(150,834,272)
Increase (decrease) in net assets from capital stock transactions	(3,232,109)	41,331,502	146,675,680	57,755,199
Total Increase (Decrease) in Net Assets for period	8,706,761	75,322,848	127,343,179	544,089,594
Net Assets: Beginning of period	$318,741,550	$243,418,702	$2,473,928,648	$1,929,839,054
Net Assets: End of period	$327,448,311	$318,741,550	$2,601,271,827	$2,473,928,648
Accumulated Undistributed Net Investment Income (Loss)	$711,169	$362,499	$4,158,540	$5,244,024

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Georgia Municipal Bond		Government Securities		International Equity		Low Duration Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/14	11/30/13	11/30/14	11/30/13	11/30/14	11/30/13	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$331,931	$417,381	$7,593,542	$12,554,020	$2,101,543	$1,457,818	$10,643,949	$2,816,752
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	223,457	105,090	(1,191,071)	(44,271,820)	23,296,071	13,296,251	3,956,386	(7,342,253)
Net change in unrealized appreciation (depreciation)	49,415	(1,049,608)	7,938,826	(8,908,887)	(29,419,961)	20,421,974	(10,345,204)	(11,980,890)
Net increase (decrease) in net assets from operations	604,803	(527,137)	14,341,297	(40,626,687)	(4,022,347)	35,176,043	4,255,131	(16,506,391)

Distributions to Shareholders
From net investment income
Class A Shares	—	—	(8,525,642)	(15,284,100)	(1,267,891)	(894,526)	(4,239,888)	(6,583,300)
Class C Shares	—	—	(730,593)	(1,501,320)	—	(1,711)	—	—
Class S Shares	—	—	—	—	—	—	(9,591,967)	(14,810,926)
Class I Shares	(331,933)^	(416,802)^	(1,494,535)	(2,996,088)	(562,747)	(395,112)	(325,740)^^	—
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	—	—	—	(2,053,694)	—	—	—	—
Class C Shares	—	—	—	(311,267)	—	—	—	—
Class I Shares	(105,104)	(333,802)	—	(372,757)	—	—	— ^^	—
Return of capital
Class A Shares	—	—	—	(72,107)	—	—	—	—
Class C Shares	—	—	—	(7,083)	—	—	—	—
Class I Shares	—	—	—	(14,135)	—	—	— ^^	—
Total distributions to shareholders	(437,037)	(750,604)	(10,750,770)	(22,612,551)	(1,830,638)	(1,291,349)	(14,157,595)	(21,394,226)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	—	—	36,301,368	182,849,735	11,885,012	7,412,174	71,966,936	80,400,547
Class C Shares	—	—	2,493,966	11,212,062	696,890	455,036	—	—
Class S Shares	—	—	—	—	—	—	187,798,961	254,002,437
Class I Shares	919,889	1,358,333	34,936,610	38,206,380	5,271,943	1,761,628	50,498,013 ^^	—
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	—	—	6,125,797	13,027,672	1,139,740	798,922	3,768,975	5,527,366
Class C Shares	—	—	560,442	1,320,547	—	1,639	—	—
Class S Shares	—	—	—	—	—	—	9,106,563	13,646,424
Class I Shares	4,480	9,201	1,228,140	2,278,564	550,216	388,828	314,930 ^^	—
	924,369	1,367,534	81,646,323	248,894,960	19,543,801	10,818,227	323,454,378	353,576,774
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	—	—	(206,255,537)	(510,295,838)	(17,009,677)	(17,709,154)	(193,952,738)	(321,869,469)
Class C Shares	—	—	(26,393,445)	(67,749,215)	(620,999)	(502,336)	—	—
Class S Shares	—	—	—	—	—	—	(364,902,505)	(1,083,482,409)
Class I Shares	(4,259,206)	(3,957,765)	(56,192,653)	(107,922,781)	(27,108,992)	(2,662,962)	(6,100,609)^^	—
Increase (decrease) in net assets from capital stock transactions	(3,334,837)	(2,590,231)	(207,195,312)	(437,072,874)	(25,195,867)	(10,056,225)	(241,501,474)	(1,051,775,104)
Total Increase (Decrease) in Net Assets for period	(3,167,071)	(3,867,972)	(203,604,785)	(500,312,112)	(31,048,852)	23,828,469	(251,403,938)	(1,089,675,721)
Net Assets: Beginning of period	$15,101,849	$18,969,821	$557,865,105	$1,058,177,217	$160,841,740	$137,013,271	$999,604,604	$2,089,280,325
Net Assets: End of period	$11,934,778	$15,101,849	$354,260,320	$557,865,105	$129,792,888	$160,841,740	$748,200,666	$999,604,604
Accumulated Undistributed Net Investment Income (Loss)	$17,346	$17,348	$(110,511)	$(150,736)	$1,426,093	$1,259,952	$48,281	$113,085

The accompanying notes are an integral part of the financial statements.

	Mid Cap		Multi-Asset Income
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/14	11/30/13	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(286,092)	$(351,980)	$5,245,408	$3,523,520
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	28,062,278	15,605,087	20,264,043	2,550,559
Net change in unrealized appreciation (depreciation)	(17,045,559)	18,372,133	(9,258,729)	19,499,138
Net increase (decrease) in net assets from operations	10,730,627	33,625,240	16,250,722	25,573,217

Distributions to Shareholders
From net investment income
Class A Shares	—	—	(3,109,126)	(2,707,618)
Class C Shares	—	—	(1,478,779)	(817,689)
Class I Shares	—	—	(1,033,313)	(417,528)
From net realized gain on investments and foreign currency transactions
Class A Shares	(10,875,165)	—	—	—
Class C Shares	(1,267,171)	—	—	—
Class I Shares	(2,429,980)	—	—	—
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Total distributions to shareholders	(14,572,316)	—	(5,621,218)	(3,942,835)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	3,887,919	4,268,424	33,915,299	63,556,106
Class C Shares	568,826	729,183	32,190,305	35,613,921
Class I Shares	3,653,984	11,164,344	41,180,337	19,490,838
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	21,367,291	—	—
Class C Shares	—	7,567,605	—	—
Class I Shares	—	8,778,040	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	10,531,947	—	2,720,237	2,224,212
Class C Shares	1,122,608	—	1,166,454	642,581
Class I Shares	2,249,736	—	566,372	151,706
	22,015,020	53,874,887	111,739,004	121,679,364
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(18,531,519)	(17,628,232)	(67,812,366)	(47,328,863)
Class C Shares	(2,510,223)	(2,366,183)	(17,539,623)	(15,207,017)
Class I Shares	(23,066,078)	(4,435,618)	(16,818,668)	(9,532,898)
Increase (decrease) in net assets from capital stock transactions	(22,092,800)	29,444,854	9,568,347	49,610,586
Total Increase (Decrease) in Net Assets for period	(25,934,489)	63,070,094	20,197,851	71,240,968
Net Assets: Beginning of period	$157,338,038	$94,267,944	$293,841,133	$222,600,165
Net Assets: End of period	$131,403,549	$157,338,038	$314,038,984	$293,841,133
Accumulated Undistributed Net Investment Income (Loss)	$(59,395)	$(529,534)	$(23,392)	$(598)

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Small Company		Sustainable Core Opportunities		Sustainable Mid Cap Opportunities		Total Return Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/14	11/30/13	11/30/14	11/30/13	11/30/14	11/30/13	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$992,743	$(2,358,005)	$2,102,650	$1,458,892	$(547,005)	$(303,171)	$8,723,340	$4,233,651
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	271,610,065	270,110,812	17,731,847	12,629,813	19,289,113	10,652,125	(11,835,241)	3,271,334
Net change in unrealized appreciation (depreciation)	(213,833,831)	114,209,381	10,442,011	42,702,348	(6,065,563)	21,052,332	5,344,214	(3,295,749)
Net increase (decrease) in net assets from operations	58,768,977	381,962,188	30,276,508	56,791,053	12,676,545	31,401,286	2,232,313	4,209,236

Distributions to Shareholders
From net investment income
Class A Shares	—	(190,190)	(1,286,158)	(1,332,139)	—	—	(3,897,907)	(2,989,258)
Class C Shares	—	—	—	—	—	—	(676,929)	(570,084)
Class I Shares	—	(1,396,668)	(88,572)	(82,321)	—	—	(4,572,211)	(1,074,526)
From net realized gain on investments and foreign currency transactions
Class A Shares	(160,785,202)	(163,157,265)	—	—	(9,762,986)	(4,382,031)	(1,116,247)	(2,500,682)
Class C Shares	(30,417,570)	(27,935,969)	—	—	—	—	(312,322)	(595,904)
Class I Shares	(74,106,525)	(88,393,700)	—	—	(247,429)	(338,159)	(725,796)	(507,910)
Return of capital
Class A Shares	—	—	—	—	—	—	(27,116)	—
Class C Shares	—	—	—	—	—	—	(6,253)	—
Class I Shares	—	—	—	—	—	—	(64,569)	—
Total distributions to shareholders	(265,309,297)	(281,073,792)	(1,374,730)	(1,414,460)	(10,010,415)	(4,720,190)	(11,399,350)	(8,238,364)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	66,644,405	92,078,579	11,972,764	9,172,805	5,970,284	9,294,272	228,937,242	83,217,040
Class C Shares	7,849,079	8,580,667	—	—	—	—	35,132,074	8,584,604
Class I Shares	85,714,818	100,158,375	3,056,096	2,523,289	3,731,946	1,513,411	511,647,649	56,835,176
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	144,366,716	146,951,038	1,239,313	1,285,737	9,516,977	4,275,652	4,807,797	5,165,350
Class C Shares	28,218,973	25,514,187	—	—	—	—	933,341	1,061,837
Class I Shares	55,356,901	73,678,369	78,107	73,702	152,715	297,048	4,044,087	1,327,002
	388,150,892	446,961,215	16,346,280	13,055,533	19,371,922	15,380,383	785,502,190	156,191,009
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(213,469,673)	(315,192,065)	(25,199,120)	(21,099,364)	(17,717,562)	(14,433,749)	(131,609,649)	(94,398,668)
Class C Shares	(23,801,945)	(32,279,327)	—	—	—	—	(15,065,116)	(12,041,607)
Class I Shares	(220,933,821)	(336,816,155)	(1,973,381)	(965,432)	(346,305)	(8,737,925)	(82,943,142)	(19,471,562)
Increase (decrease) in net assets from capital stock transactions	(70,054,547)	(237,326,332)	(10,826,221)	(9,009,263)	1,308,355	(7,791,291)	555,884,283	30,279,172
Total Increase (Decrease) in Net Assets for period	(276,594,867)	(136,437,936)	18,075,557	46,367,330	3,974,185	18,889,805	546,717,246	26,250,044
Net Assets: Beginning of period	$1,322,357,658	$1,458,795,594	$236,907,142	$190,539,812	$131,534,254	$112,644,449	$189,627,720	$163,377,676
Net Assets: End of period	$1,045,762,791	$1,322,357,658	$254,982,699	$236,907,142	$135,508,439	$131,534,254	$736,344,966	$189,627,720
Accumulated Undistributed Net Investment Income (Loss)	$204,245	$(431,216)	$2,014,672	$1,286,669	$(19,430)	$(16,892)	$(17,118)	$27,355

^ Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.

^^ Commenced operations January 31, 2014

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Balanced Class A
	11/30/10	$15.48	$0.23	$1.11	$1.34	$0.25	$—	$0.25	$16.57
	11/30/11	16.57	0.26	0.80	1.06	0.28	0.25	0.53	17.10
	11/30/12	17.10	0.23	1.77	2.00	0.30	0.77	1.07	18.03
	11/30/13	18.03	0.23	2.91	3.14	0.26	0.68	0.94	20.23
	11/30/14	20.23	0.26	1.50	1.76	0.26	0.75	1.01	20.98
Balanced Class C
	11/30/10	15.50	0.09	1.12	1.21	0.10	—	0.10	16.61
	11/30/11	16.61	0.12	0.81	0.93	0.14	0.25	0.39	17.15
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	0.94	18.07
	11/30/13	18.07	0.08	2.91	2.99	0.11	0.68	0.79	20.27
	11/30/14	20.27	0.11	1.51	1.62	0.10	0.75	0.85	21.04
Balanced Class I
	11/30/10	15.38	0.24	1.11	1.35	0.21	—	0.21	16.52
	11/30/11	16.52	0.26	0.80	1.06	0.29	0.25	0.54	17.04
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	1.08	17.95
	11/30/13	17.95	0.28	2.89	3.17	0.29	0.68	0.97	20.15
	11/30/14	20.15	0.31	1.50	1.81	0.31	0.75	1.06	20.90
Common Stock Class A
	11/30/10	27.21	0.24	2.38	2.62	0.22	—	0.22	29.61
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
	11/30/14	43.31	0.56	4.97	5.53	0.58	5.47	6.05	42.79
Common Stock Class C
	11/30/10	26.41	(0.01)	2.32	2.31	0.02	—	0.02	28.70
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
	11/30/14	41.82	0.21	4.78	4.99	0.19	5.47	5.66	41.15
Common Stock Class I
	11/30/10	27.23	0.33	2.39	2.72	0.34	—	0.34	29.61
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
	11/30/14	43.31	0.68	4.97	5.65	0.73	5.47	6.20	42.76
Georgia Municipal Bond Class I
	11/30/10	10.26	0.28	0.01	0.29	0.28	0.20	0.48	10.07
	11/30/11	10.07	0.28	0.21	0.49	0.27	0.13	0.40	10.16
	11/30/12	10.16	0.27	0.47	0.74	0.28	0.14	0.42	10.48
	11/30/13	10.48	0.25	(0.55)	(0.30)	0.25	0.20	0.45	9.73
	11/30/14	9.73	0.25	0.20	0.45	0.25	0.07	0.32	9.86

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
					Ratio of expenses to		Ratio of net investment
			Net assets at	Ratio of	average net assets	Ratio of net	income (loss) to average net
Fund/	Total		end of	expenses to	before contractual and	investment income	assets before contractual and	Portfolio
Share	return		period (000	average net	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*		omitted)	assets (%)	reimbursements (%)**	net assets (%)	reimbursements (%)**	rate (%)
Balanced Class A
	8.74		$208,566	1.14	1.14	1.43	1.43	160
	6.46		207,922	1.13	1.13	1.49	1.49	162
	12.30		221,036	1.11	1.11	1.30	1.30	146
	18.15		267,627	1.06	1.06	1.22	1.22	154
	9.10		278,385	1.07	1.07	1.29	1.29	94
Balanced Class C
	7.86		11,628	1.97	1.97	0.60	0.60	160
	5.63		12,109	1.94	1.94	0.68	0.68	162
	11.30		16,635	1.94	1.94	0.48	0.48	146
	17.19		30,647	1.86	1.86	0.42	0.42	154
	8.34		32,002	1.82	1.82	0.53	0.53	94
Balanced Class I
	8.87		3,501	1.06	1.06	1.51	1.51	160
	6.49		3,383	1.09	1.09	1.52	1.52	162
	12.25		5,748	1.11	1.11	1.31	1.31	146
	18.46		20,468	0.77	0.77	1.50	1.50	154
	9.43		17,062	0.80	0.80	1.55	1.55	94
Common Stock Class A
	9.69		848,513	1.16	1.16	0.85	0.85	12
	6.80	#	932,204	1.12	1.12	0.99	0.99	9
	13.99		1,193,721	1.09	1.09	1.12	1.12	8
	29.53		1,454,446	1.03	1.03	1.15	1.15	12
	13.30		1,577,546	1.00	1.00	1.28	1.28	19
Common Stock Class C
	8.74		27,952	2.05	2.05	(0.03)	(0.03)	12
	5.90	#	36,587	1.97	1.97	0.16	0.16	9
	13.03		51,460	1.93	1.93	0.28	0.28	8
	28.47		78,259	1.84	1.84	0.32	0.32	12
	12.40		90,784	1.79	1.79	0.50	0.50	19
Common Stock Class I
	10.06		244,612	0.83	0.83	1.17	1.17	12
	7.16	#	382,372	0.78	0.78	1.36	1.36	9
	14.38		684,658	0.75	0.75	1.47	1.47	8
	29.93		941,223	0.72	0.72	1.45	1.45	12
	13.61		932,941	0.72	0.72	1.55	1.55	19
Georgia Municipal Bond Class I
	2.98		25,251	0.71	0.71	2.77	2.77	16
	5.07		21,428	0.67	0.67	2.76	2.76	12
	7.41		18,970	0.68	0.68	2.61	2.61	5
	(2.95)		15,102	0.72	0.72	2.51	2.51	4
	4.74		11,935	0.78	0.78	2.54	2.54	0	^

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	period
Government Securities Class A
	11/30/10	$11.15	$0.31	$0.31	$0.62	$0.37	$0.23	$—	$0.60	$11.17
	11/30/11	11.17	0.26	0.05	0.31	0.35	0.41	—	0.76	10.72
	11/30/12	10.72	0.14	0.28	0.42	0.31	—	—	0.31	10.83
	11/30/13	10.83	0.16	(0.66)	(0.50)	0.26	0.03	—	0.29	10.04
	11/30/14	10.04	0.18	0.17	0.35	0.26	—	—	0.26	10.13
Government Securities Class C
	11/30/10	11.15	0.22	0.32	0.54	0.28	0.23	—	0.51	11.18
	11/30/11	11.18	0.18	0.04	0.22	0.27	0.41	—	0.68	10.72
	11/30/12	10.72	0.05	0.30	0.35	0.23	—	—	0.23	10.84
	11/30/13	10.84	0.08	(0.68)	(0.60)	0.17	0.03	—	0.20	10.04
	11/30/14	10.04	0.10	0.17	0.27	0.17	—	—	0.17	10.14
Government Securities Class I
	11/30/10	11.15	0.34	0.30	0.64	0.39	0.23	—	0.62	11.17
	11/30/11	11.17	0.29	0.04	0.33	0.37	0.41	—	0.78	10.72
	11/30/12	10.72	0.16	0.28	0.44	0.33	—	—	0.33	10.83
	11/30/13	10.83	0.19	(0.67)	(0.48)	0.28	0.03	—	0.31	10.04
	11/30/14	10.04	0.21	0.16	0.37	0.28	—	—	0.28	10.13
International Equity Class A
	11/30/10	15.36	0.12	1.00	1.12	0.17	—	—	0.17	16.31
	11/30/11	16.31	0.19	(1.15)	(0.96)	0.32	—	—	0.32	15.03
	11/30/12	15.03	0.18	0.98	1.16	0.16	—	—	0.16	16.03
	11/30/13	16.03	0.16	4.13	4.29	0.14	—	—	0.14	20.18
	11/30/14	20.18	0.25	(0.61)	(0.36)	0.21	—	—	0.21	19.61
International Equity Class C
	11/30/10	14.98	(0.10)	0.97	0.87	—	—	—	—	15.85
	11/30/11	15.85	(0.05)	(1.11)	(1.16)	0.10	—	—	0.10	14.59
	11/30/12	14.59	(0.06)	0.96	0.90	—	—	—	—	15.49
	11/30/13	15.49	(0.11)	3.97	3.86	0.01	—	—	0.01	19.34
	11/30/14	19.34	(0.04)	(0.59)	(0.63)	—	—	—	—	18.71
International Equity Class I
	11/30/10	15.30	0.17	1.00	1.17	0.21	—	—	0.21	16.26
	11/30/11	16.26	0.23	(1.13)	(0.90)	0.37	—	—	0.37	14.99
	11/30/12	14.99	0.26	0.98	1.24	0.24	—	—	0.24	15.99
	11/30/13	15.99	0.26	4.11	4.37	0.23	—	—	0.23	20.13
	11/30/14	20.13	0.38	(0.65)	(0.27)	0.33	—	—	0.33	19.53
Low Duration Bond Class A
	11/30/10	9.34	0.16	0.04	0.20	0.25	—	—	0.25	9.29
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	—	0.21	9.20
	11/30/12	9.20	0.06	(0.02)	0.04	0.18	—	—	0.18	9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	—	—	0.15	8.84
	11/30/14	8.84	0.12	(0.07)	0.05	0.16	—	—	0.16	8.73
Low Duration Bond Class I
	11/30/14(A)	8.82	0.13	(0.06)	0.07	0.16	—	—	0.16	8.73
Low Duration Bond Class S
	11/30/10	9.34	0.12	0.04	0.16	0.21	—	—	0.21	9.29
	11/30/11	9.29	0.07	0.01	0.08	0.17	—	—	0.17	9.20
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	—	—	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	—	—	0.12	8.84
	11/30/14	8.84	0.11	(0.06)	0.05	0.15	—	—	0.15	8.74

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses to			Ratio of net investment
		Net assets at	Ratio of		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to		contractual and		investment income	assets before contractual and	Portfolio
Share	return	period (000	average net		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)		reimbursements (%)**		net assets (%)	reimbursements (%)**	rate (%)
Government Securities Class A
	5.85	$630,098	0.83		0.83		2.82	2.82	649
	2.99	677,462	0.80		0.80		2.42	2.42	688
	3.94	791,599	0.81		0.81		1.29	1.29	581
	(4.75)	429,416	0.83		0.83		1.54	1.54	795
	3.50	268,380	0.92		0.92		1.80	1.80	161
Government Securities Class C
	5.08	91,383	1.59		1.59		2.03	2.03	649
	2.11	84,985	1.59		1.59		1.65	1.65	688
	3.26	120,709	1.59		1.59		0.50	0.50	581
	(5.61)	58,371	1.63		1.63		0.73	0.73	795
	2.73	35,387	1.73		1.73		0.99	0.99	161
Government Securities Class I
	6.12	82,552	0.60		0.60		3.07	3.07	649
	3.22	69,001	0.57		0.57		2.71	2.71	688
	4.21	145,869	0.57		0.57		1.52	1.52	581
	(4.51)	70,078	0.60		0.60		1.76	1.76	795
	3.73	50,493	0.68		0.68		2.05	2.05	161
International Equity Class A
	7.35	151,462	1.45		1.45		0.77	0.77	20
	(6.11)	111,332	1.43		1.43		1.16	1.16	28
	7.84	106,173	1.49		1.49		1.17	1.17	37
	26.93	122,646	1.44		1.44		0.91	0.91	52
	(1.81)	115,216	1.41		1.41		1.22	1.22	50
International Equity Class C
	5.81	3,736	2.89		2.89		(0.68)	(0.68)	20
	(7.42)	3,207	2.89		2.89		(0.30)	(0.30)	28
	6.17	2,953	3.05		3.05		(0.40)	(0.40)	37
	24.92	3,634	3.04		3.04		(0.66)	(0.66)	52
	(3.26)	3,581	2.86		2.86		(0.23)	(0.23)	50
International Equity Class I
	7.74	8,218	1.08		1.08		1.13	1.13	20
	(5.77)	26,691	1.05		1.05		1.42	1.42	28
	8.45	27,887	0.94		0.94		1.72	1.72	37
	27.64	34,561	0.89		0.89		1.48	1.48	52
	(1.39)	10,997	0.92		0.92		1.91	1.91	50
Low Duration Bond Class A
	2.12	1,068,841	0.84		0.84		1.76	1.76	47
	1.27	887,005	0.84		0.84		1.19	1.19	42
	0.40	554,187	0.86		0.86		0.65	0.65	27
	(0.82)	307,959	0.89		0.89		0.37	0.37	16
	0.54	187,430	0.95		0.95		1.33	1.33	51
Low Duration Bond Class I
	0.75 ++	44,267	0.68	+	0.68	+	1.83 +	1.83 +	51	++
Low Duration Bond Class S
	1.70	2,495,441	1.26		1.26		1.30	1.30	47
	0.85	2,068,558	1.25		1.25		0.79	0.79	42
	0.11	1,535,093	1.25		1.25		0.27	0.27	27
	(1.19)	691,645	1.13		1.27		0.12	(0.03)	16
	0.53	516,503	1.08		1.13		1.23	1.19	51

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Mid Cap Class A
	11/30/10	$13.46	$(0.09)	$2.79	$2.70	$—	$—	$—	$16.16
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
	11/30/12	17.88	(0.09)	1.60	1.51	—	—	—	19.39
	11/30/13	19.39	(0.06)	5.91	5.85	—	—	—	25.24
	11/30/14	25.24	(0.04)	1.83	1.79	—	2.33	2.33	24.70
Mid Cap Class C
	11/30/10	11.86	(0.28)	2.43	2.15	—	—	—	14.01
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
	11/30/12	15.29	(0.28)	1.37	1.09	—	—	—	16.38
	11/30/13	16.38	(0.23)	4.96	4.73	—	—	—	21.11
	11/30/14	21.11	(0.21)	1.50	1.29	—	2.33	2.33	20.07
Mid Cap Class I
	11/30/10	13.57	(0.04)	2.83	2.79	—	—	—	16.36
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16
	11/30/12	18.16	(0.04)	1.62	1.58	—	—	—	19.74
	11/30/13	19.74	0.02	6.04	6.06	—	—	—	25.80
	11/30/14	25.80	0.07	1.83	1.90	—	2.33	2.33	25.37
Multi-Asset Income Class A
	11/30/10	10.99	0.23	0.60	0.83	0.26	—	0.26	11.56
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
	11/30/12	11.74	0.16	0.86	1.02	0.21	—	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	—	0.23	13.65
	11/30/14	13.65	0.26	0.50	0.76	0.28	—	0.28	14.13
Multi-Asset Income Class C
	11/30/10	10.96	0.14	0.60	0.74	0.17	—	0.17	11.53
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
	11/30/12	11.70	0.08	0.86	0.94	0.14	—	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	—	0.13	13.61
	11/30/14	13.61	0.17	0.48	0.65	0.18	—	0.18	14.08
Multi-Asset Income Class I
	11/30/11(B)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
	11/30/12	11.71	0.18	0.85	1.03	0.22	—	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	—	0.25	13.64
	11/30/14	13.64	0.31	0.48	0.79	0.32	—	0.32	14.11

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to		Ratio of net	Ratio of net investment
				Ratio of		average net assets before		investment	income (loss) to average net
Fund/	Total		Net assets at	expenses to		contractual and		income (loss) to	assets before contractual and	Portfolio
Share	return		end of period	average net		voluntary expense		average net assets	voluntary expense	turnover
Class	(%)*		(000 omitted)	assets (%)		reimbursements (%)**		(%)	reimbursements (%)**	rate (%)
Mid Cap Class A
	20.06		$85,756	1.50		1.50		(0.64)	(0.64)	33
	10.64	#	86,126	1.43		1.43		(0.61)	(0.61)	42
	8.45		83,753	1.41		1.41		(0.49)	(0.49)	25
	30.17	#	118,734	1.35		1.35		(0.25)	(0.25)	47
	7.58		112,345	1.33		1.33		(0.18)	(0.18)	56
Mid Cap Class C
	18.13		2,689	3.07		3.07		(2.21)	(2.21)	33
	9.14	#	3,724	2.80		2.80		(1.98)	(1.98)	42
	7.13		3,534	2.64		2.64		(1.73)	(1.73)	25
	28.88	#	11,528	2.27		2.27		(1.20)	(1.20)	47
	6.59		10,152	2.24		2.24		(1.08)	(1.08)	56
Mid Cap Class I
	20.56		6,543	1.10		1.10		(0.25)	(0.25)	33
	11.00	#	7,086	1.09		1.09		(0.28)	(0.28)	42
	8.70		6,981	1.12		1.12		(0.20)	(0.20)	25
	30.70	#	27,075	0.96		0.96		0.10	0.10	47
	7.86		8,906	1.00		1.00		0.27	0.27	56
Multi-Asset Income Class A
	7.68		91,218	1.15		1.15		2.05	2.05	326
	3.78		122,315	1.13		1.13		1.87	1.87	330
	8.78		134,682	1.12		1.12		1.33	1.33	315
	10.67		166,168	1.03		1.03		1.58	1.58	279
	5.61		140,670	1.04		1.04		1.89	1.89	166
Multi-Asset Income Class C
	6.82		32,056	1.89		1.89		1.29	1.29	326
	3.01		53,891	1.83		1.83		1.17	1.17	330
	8.04		70,037	1.81		1.81		0.65	0.65	315
	9.99		97,839	1.77		1.77		0.83	0.83	279
	4.83		117,373	1.76		1.76		1.19	1.19	166
Multi-Asset Income Class I
	2.24	++	4,611	1.08	+	1.26	+	1.84 +	1.66 +	330	++
	8.87		17,882	1.00		1.00		1.47	1.47	315
	11.01		29,833	0.80		0.80		1.79	1.79	279
	5.86		55,996	0.75		0.75		2.24	2.24	166

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Small Company Class A
	11/30/10	$5.95	$(0.02)	$1.35	$1.33	$—	$—	$—	$7.28
	11/30/11	7.28	(0.04)	0.71	0.67	—	—	—	7.95
	11/30/12	7.95	—	0.70	0.70	—	0.69	0.69	7.96
	11/30/13	7.96	(0.02)	2.25	2.23	—	1.67	1.67	8.52
	11/30/14	8.52	—	0.38	0.38	—	1.71	1.71	7.19
Small Company Class C
	11/30/10	5.41	(0.07)	1.23	1.16	—	—	—	6.57
	11/30/11	6.57	(0.09)	0.64	0.55	—	—	—	7.12
	11/30/12	7.12	(0.05)	0.61	0.56	—	0.69	0.69	6.99
	11/30/13	6.99	(0.06)	1.91	1.85	—	1.67	1.67	7.17
	11/30/14	7.17	(0.04)	0.30	0.26	—	1.71	1.71	5.72
Small Company Class I
	11/30/10	6.02	0.01	1.37	1.38	—	—	—	7.40
	11/30/11	7.40	—	0.71	0.71	—	—	—	8.11
	11/30/12	8.11	0.02	0.72	0.74	—	0.69	0.69	8.16
	11/30/13	8.16	0.01	2.32	2.33	0.04	1.67	1.71	8.78
	11/30/14	8.78	0.03	0.38	0.41	—	1.71	1.71	7.48
Sustainable Core Opportunities Class A
	11/30/10	10.89	0.04	1.03	1.07	0.04	—	0.04	11.92
	11/30/11	11.92	0.06	0.63	0.69	0.04	—	0.04	12.57
	11/30/12	12.57	0.09	1.66	1.75	0.06	—	0.06	14.26
	11/30/13	14.26	0.11	4.25	4.36	0.11	—	0.11	18.51
	11/30/14	18.51	0.16	2.27	2.43	0.11	—	0.11	20.83
Sustainable Core Opportunities Class I
	11/30/10	10.95	0.08	1.03	1.11	0.09	—	0.09	11.97
	11/30/11	11.97	0.10	0.64	0.74	0.09	—	0.09	12.62
	11/30/12	12.62	0.13	1.67	1.80	0.11	—	0.11	14.31
	11/30/13	14.31	0.15	4.25	4.40	0.14	—	0.14	18.57
	11/30/14	18.57	0.22	2.27	2.49	0.13	—	0.13	20.93
Sustainable Mid Cap Opportunities Class A
	11/30/10	11.38	(0.08)	2.70	2.62	—	—	—	14.00
	11/30/11	14.00	(0.09)	1.52	1.43	—	—	—	15.43
	11/30/12	15.43	(0.07)	0.87	0.80	—	—	—	16.23
	11/30/13	16.23	(0.05)	4.57	4.52	—	0.68	0.68	20.07
	11/30/14	20.07	(0.08)	1.99	1.91	—	1.57	1.57	20.41
Sustainable Mid Cap Opportunities Class I
	11/30/10	11.82	(0.18)	2.79	2.61	—	—	—	14.43
	11/30/11	14.43	(0.10)	1.59	1.49	—	—	—	15.92
	11/30/12	15.92	(0.06)	0.88	0.82	—	—	—	16.74
	11/30/13	16.74	(0.01)	4.71	4.70	—	0.68	0.68	20.76
	11/30/14	20.76	(0.07)	2.07	2.00	—	1.57	1.57	21.19

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses to		Ratio of net investment
				average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	Net assets at	Ratio of expenses	contractual and	investment income	assets before contractual and	Portfolio
Share	return	end of period	to average net	voluntary expense	(loss) to average net	voluntary expense	turnover
Class	(%)*	(000 omitted)	assets (%)	reimbursements (%)**	assets (%)	reimbursements (%)**	rate (%)
Small Company Class A
	22.35	$1,122,623	1.17	1.17	(0.37)	(0.37)	32
	9.20	1,093,043	1.10	1.10	(0.44)	(0.44)	37
	9.63	815,661	1.14	1.14	(0.05)	(0.05)	33
	34.79	808,145	1.21	1.21	(0.24)	(0.24)	23
	5.40	682,481	1.20	1.20	0.06	0.06	59
Small Company Class C
	21.44	166,931	1.93	1.93	(1.14)	(1.14)	32
	8.37	153,765	1.85	1.85	(1.20)	(1.20)	37
	8.70	119,594	1.89	1.89	(0.79)	(0.79)	33
	33.94	128,521	1.93	1.93	(0.97)	(0.97)	23
	4.55	115,642	1.91	1.91	(0.66)	(0.66)	59
Small Company Class I
	22.92	924,047	0.72	0.72	0.08	0.08	32
	9.59	1,153,094	0.68	0.68	(0.03)	(0.03)	37
	9.96	523,540	0.79	0.79	0.31	0.31	33
	35.40	385,692	0.81	0.81	0.17	0.17	23
	5.62	247,639	0.85	0.85	0.46	0.46	59
Sustainable Core Opportunities Class A
	9.80	179,907	1.35	1.35	0.34	0.34	11
	5.79	172,858	1.34	1.34	0.45	0.45	7
	14.00	182,345	1.32	1.32	0.66	0.66	4
	30.74	224,489	1.26	1.26	0.67	0.67	14
	13.18	239,707	1.24	1.24	0.85	0.85	20
Sustainable Core Opportunities Class I
	10.18	10,479	0.95	0.95	0.73	0.73	11
	6.15	8,483	1.00	1.00	0.79	0.79	7
	14.38	8,194	1.04	1.04	0.94	0.94	4
	31.05	12,418	1.00	1.00	0.93	0.93	14
	13.50	15,275	0.97	0.97	1.13	1.13	20
Sustainable Mid Cap Opportunities Class A
	23.02	110,749	1.42	1.42	(0.64)	(0.64)	11
	10.21	109,185	1.39	1.39	(0.62)	(0.62)	8
	5.18	104,293	1.41	1.41	(0.45)	(0.45)	117
	28.96	128,441	1.35	1.35	(0.26)	(0.26)	45
	10.12	128,716	1.32	1.32	(0.42)	(0.42)	62
Sustainable Mid Cap Opportunities Class I
	22.08	1,767	2.14	2.26	(1.37)	(1.49)	11
	10.33	1,805	1.38	1.76	(0.62)	(0.99)	8
	5.15	8,351	1.33	1.33	(0.36)	(0.36)	117
	29.15	3,093	1.15	1.15	(0.04)	(0.04)	45
	10.23	6,792	1.25	1.25	(0.35)	(0.35)	62

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations				Less Distributions
				Net gains
				or losses
		Net asset	Net	on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities	Total from	(from net	(from			Net asset
Share	(period	beginning	income	(both	investment	investment	realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	realized	operations	income)	gains)	Capital	distributions	period
Total Return Bond Class A
	11/30/11(B)	$10.00	$0.24	$0.18	$0.42	$0.28	$—	$—	$0.28	$10.14
	11/30/12	10.14	0.21	1.01	1.22	0.25	0.18	—	0.43	10.93
	11/30/13	10.93	0.25	—	0.25	0.28	0.25	—	0.53	10.65
	11/30/14	10.65	0.24	0.15	0.39	0.27	0.13	—	0.40	10.64
Total Return Bond Class C
	11/30/11(B)	10.00	0.23	0.18	0.41	0.28	—	—	0.28	10.13
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	—	0.41	10.91
	11/30/13	10.91	0.20	(0.01)	0.19	0.22	0.25	—	0.47	10.63
	11/30/14	10.63	0.18	0.14	0.32	0.21	0.13	—	0.34	10.61
Total Return Bond Class I
	11/30/11(B)	10.00	0.25	0.19	0.44	0.30	—	—	0.30	10.14
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	—	0.45	10.94
	11/30/13	10.94	0.29	(0.03)	0.26	0.29	0.25	—	0.54	10.66
	11/30/14	10.66	0.25	0.15	0.40	0.28	0.13	—	0.41	10.65

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations January 31, 2014.

(B) Commenced operations December 17, 2010.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Common Stock Fund Class A by 0.04%, Sentinel Common Stock Fund Class C by 0.07%, Sentinel Common Stock Fund Class I by 0.04%, Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011; and Sentinel Mid Cap Fund Class A by 0.05%, Sentinel Mid Cap Fund Class C by 0.06% and Sentinel Mid Cap Fund Class I by 0.05% for the fiscal year ended November 30, 2013.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

^ Represents less than 0.5%.

@ Includes the impact of the shares owned by NLV Financial Corporation and its affiliates who do not get charged a distribution fee, which decreases the ratio for the Sentinel Total Return Bond Fund Class C by 0.20%.

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to				Ration of net investment
				Ratio of		average net assets before		Ratio of net		income (loss) to average net
Fund/	Total		Net assets at	expenses to		contractual and		investment income		assets before contractual and		Portfolio
Share	return		end of period	average net		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		reimbursements (%)**		net assets (%)		reimbursements (%)**		rate (%)
Total Return Bond Class A
	4.28	++	$23,856	0.95	+	0.95	+	2.46	+	2.46	+	784	++
	12.34		111,263	0.94		0.96		2.00		1.98		915
	2.33		102,138	0.89		0.95		2.38		2.32		499
	3.66		203,871	0.89		0.93		2.25		2.21		432
Total Return Bond Class C
	4.16	++	14,205	1.04	+	1.04	+	2.40	+	2.40	+	784	++
	12.02		29,323	1.35		1.37		1.62		1.60		915
	1.79		26,222	1.42		1.48		1.88		1.81		499
	3.01		47,015	1.49	@	1.53	@	1.68		1.64		432
Total Return Bond Class I
	4.40	++	11,070	0.82	+	0.82	+	2.60	+	2.60	+	784	++
	12.59		22,792	0.77		0.79		2.20		2.19		915
	2.46		61,268	0.73		0.79		2.69		2.63		499
	3.79		485,459	0.74		0.78		2.31		2.27		432

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of twelve separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C and Class I
Sentinel Georgia Municipal Bond Fund (a non-diversified series)	Class I
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Low Duration Bond Fund (formerly known as Sentinel Short Maturity Government Fund prior to January 31, 2014)	Class A, Class I and Class S
Sentinel Mid Cap Fund	Class A, Class C and Class I
Sentinel Multi-Asset Income Fund (formerly known as Sentinel Conservative Strategies Fund prior to July 1, 2014)	Class A, Class C and Class I
Sentinel Small Company Fund	Class A, Class C and Class I
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Sustainable Mid Cap Opportunities Fund	Class A and Class I
Sentinel Total Return Bond Fund	Class A, Class C and Class I

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Notes to Financial Statements

B. Fair Value Measurement:

In response to the Financial Accounting Standards Board’s issuance of Accounting Standards Update 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)    Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)    Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)    The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•         Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•         Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•         Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of November 30, 2014 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Collateralized Mortgage Obligations	$—	$4,287,236	$—	$4,287,236
Domestic Common Stocks	205,577,350	—	—	205,577,350
Domestic Corporate Bonds	—	40,141,614	—	40,141,614
Foreign Stocks & ADRs:
Mexico	1,422,600	—	—	1,422,600
Netherlands	3,657,600	—	—	3,657,600
Spain	1,889,694	—	—	1,889,694
Switzerland	1,568,862	1,873,000	—	3,441,862
Institutional Money Market Funds	—	28,558,736	—	28,558,736
Mortgage-Backed Securities	—	53,347,806	—	53,347,806
Totals	$214,116,106	$128,208,392	$—	$342,324,498

Common Stock:
Domestic Common Stocks	$2,426,410,828	$—	$—	$2,426,410,828
Foreign Stocks & ADRs:
Mexico	22,542,520	—	—	22,542,520
Netherlands	40,314,880	—	—	40,314,880
Spain	22,208,384	—	—	22,208,384
Switzerland	23,360,788	25,243,545	—	48,604,333
Institutional Money Market Funds	—	33,767,808	—	33,767,808
Totals	$2,534,837,400	$59,011,353	$—	$2,593,848,753

Georgia Municipal Bond:
Institutional Money Market Funds	$—	$350,590	$—	$350,590
Municipal Bonds	—	11,454,506	—	11,454,506
Totals	$—	$11,805,096	$—	$11,805,096

Government Securities:
Collateralized Mortgage Obligations	$—	$58,450,977	$—	$58,450,977
Institutional Money Market Funds	—	51,195,596	—	51,195,596
Mortgage-Backed Securities	—	275,463,672	—	275,463,672
Residential Mortgage-Backed Securities	—	11,319,266	—	11,319,266
Totals	$—	$396,429,511	$—	$396,429,511

International Equity:
Domestic Common Stocks	$7,812,810	$—	$—	$7,812,810
Foreign Stocks & ADRs:
Chile	2,772,000	—	—	2,772,000
Cyprus	—	2,131,506	—	2,131,506
Denmark	—	2,830,708	—	2,830,708
France	—	15,329,049	—	15,329,049
Germany	—	14,726,390	—	14,726,390
Hong Kong	—	2,643,040	—	2,643,040
India	—	3,490,579	—	3,490,579
Ireland	—	4,508,944	—	4,508,944
Japan	—	10,299,594	—	10,299,594
Luxembourg	—	2,979,588	—	2,979,588
Netherlands	—	3,449,609	—	3,449,609
Portugal	—	3,053,002	—	3,053,002
South Korea	—	3,823,302	—	3,823,302
Spain	—	4,030,763	—	4,030,763
Sweden	—	3,770,294	—	3,770,294
Switzerland	—	14,823,049	—	14,823,049
United Kingdom	—	22,628,751	—	22,628,751
Institutional Money Market Funds	—	4,522,200	—	4,522,200
Totals	$10,584,810	$119,040,368	$—	$129,625,178

Low Duration Bond:
Collateralized Mortgage Obligations	$—	$322,455,366	$—	$322,455,366
Domestic Corporate Bonds	—	303,166,199	—	303,166,199
Institutional Money Market Funds	—	63,874,109	—	63,874,109
Mortgage-Backed Securities	—	6,730,844	—	6,730,844
Residential Mortgage-Backed Securities	—	47,974,771	—	47,974,771
Totals	$—	$744,201,289	$—	$744,201,289

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Mid Cap:
Domestic Common Stocks	$116,384,019	$—	$—	$116,384,019
Foreign Stocks & ADRs	2,923,064	—	—	2,923,064
Institutional Money Market Funds	—	6,898,247	—	6,898,247
Real Estate Investment Trusts	4,314,519	—	—	4,314,519
Totals	$123,621,602	$6,898,247	$—	$130,519,849

Multi-Asset Income:
Collateralized Mortgage Obligations	$—	$3,718,282	$—	$3,718,282
Domestic Common Stocks	109,122,922	—	—	109,122,922
Domestic Corporate Bonds	—	116,440,956	—	116,440,956
Domestic Exchange Traded Funds	15,208,528	—	—	15,208,528
Foreign Stocks & ADRs:
Netherlands	1,796,288	—	—	1,796,288
Switzerland	183,844	434,536	—	618,380
Institutional Money Market Funds	—	27,090,493	—	27,090,493
Mortgage-Backed Securities	—	58,361,844	—	58,361,844
Real Estate Investment Trusts	2,881,109	—	—	2,881,109
Totals	$129,192,691	$206,046,111	$—	$335,238,802

Small Company:
Domestic Common Stocks	$916,505,268	$—	$—	$916,505,268
Domestic Exchange Traded Funds	49,186,249	—	—	49,186,249
Foreign Stocks & ADRs	20,932,336	—	—	20,932,336
Institutional Money Market Funds	—	20,177,155	—	20,177,155
Real Estate Investment Trusts	38,916,159	—	—	38,916,159
Totals	$1,025,540,012	$20,177,155	$—	$1,045,717,167

Sustainable Core Opportunities:
Domestic Common Stocks	$236,200,252	$—	$—	$236,200,252
Foreign Stocks & ADRs:
Mexico	1,801,960	—	—	1,801,960
Netherlands	4,112,768	—	—	4,112,768
Spain	2,159,864	—	—	2,159,864
Switzerland	1,345,200	2,060,300	—	3,405,500
Institutional Money Market Funds	—	6,532,214	—	6,532,214
Totals	$245,620,044	$8,592,514	$—	$254,212,558

Sustainable Mid Cap Opportunities:
Domestic Common Stocks	$125,014,396	$—	$—	$125,014,396
Foreign Stocks & ADRs	2,960,849	—	—	2,960,849
Institutional Money Market Funds	—	3,208,244	—	3,208,244
Real Estate Investment Trusts	4,406,700	—	—	4,406,700
Totals	$132,381,945	$3,208,244	$—	$135,590,189

Total Return Bond:
Agency Discount Notes	$—	$49,999,167	$—	$49,999,167
Collateralized Mortgage Obligations	—	11,277,942	—	11,277,942
Domestic Corporate Bonds	—	332,612,903	—	332,612,903
Institutional Money Market Funds	—	233,308,246	—	233,308,246
Mortgage-Backed Securities	—	215,128,468	—	215,128,468
Residential Mortgage-Backed Securities	—	4,582,257	—	4,582,257
Totals	$—	$846,908,983	$—	$846,908,983

Investments in Securities - Liabilities:
None.

Notes to Financial Statements

	Quoted Prices		Other
	(Unadjusted) in Active		Significant	Significant
	Markets for Identical		Observable	Unobservable
	Assets		Inputs	Inputs
Sentinel Fund / Category	(Level 1)		(Level 2)	(Level 3)	Total
Derivatives - Assets:
None.

Derivatives - Liabilities:
Balanced:
Futures Contracts	$(131,607	)*	$—	$—	$(131,607	)*

Low Duration Bond:
Futures Contracts	$(4,256,529	)*	$—	$—	$(4,256,529	)*

Multi-Asset Income:
Futures Contracts	$(175,880	)*	$—	$—	$(175,880	)*

Total Return Bond:
Futures Contracts	$(1,326,268	)*	$—	$—	$(1,326,268	)*

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2014.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2014.

C. Securities Transactions and Related Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the expiration of capital loss carry forwards to paid-in capital and returns of capital from underlying investments. The following reclassifications were made to reflect these differences as of November 30, 2014:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$319,235	$(319,235)	$—
Common Stock	1,244	(186,192)	184,948
Government Securities	3,197,453	(3,197,453)	—
International Equity	(104,764)	104,764	—
Low Duration Bond	3,448,842	754,155	(4,202,997)
Mid Cap	756,231	(755,234)	(997)
Multi-Asset Income	353,016	(353,016)	—
Small Company	(357,282)	357,282	—
Sustainable Core Opportunities	83	(83)	—
Sustainable Mid Cap Opportunities	544,467	(545,043)	576
Total Return Bond	477,172	(379,234)	(97,938)

Notes to Financial Statements

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of November 30, 2014, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Multi-Asset Income Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund and Sentinel Total Return Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended November 30, 2014.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Notes to Financial Statements

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2014, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2014, the Sentinel Balanced, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Multi-Asset Income and Sentinel Total Return Bond Funds sold varying combinations of futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk; the Sentinel Multi-Asset Income Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge equity market risk; and the Sentinel Total Return Bond Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge high yield market risk associated with corporate bonds.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

J. Swaps:

The Sentinel Balanced, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Multi-Asset Income and Sentinel Total Return Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended November 30, 2014, none of the Funds entered into swaps agreements.

Notes to Financial Statements

K. Derivatives Transactions:

The following table summarizes the fair value of each Fund’s futures contracts held as of November 30, 2014 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

	Purpose and Primary	Location on the
Sentinel Fund	Underlying Risk Exposure	Statement of Assets and Liabilities*	Fair Value of Assets*	Fair Value of Liabilities*
Balanced	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(131,607)

Low Duration Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(4,256,529)

Multi-Asset Income	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(175,880)

Total Return Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(1,326,268)

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Additionally, the amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2014 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
Sentinel Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Balanced	Hedge interest rate risk.	Futures contracts	$(2,169,985)	$(49,900)

Government Securities	Hedge interest rate risk.	Futures contracts	$(2,495,432)	$357,521

Low Duration Bond	Hedge interest rate risk.	Futures contracts	$(1,619,469)	$(4,256,529)

Multi-Asset Income	Hedge interest rate risk.	Futures contracts	$(3,294,700)	$(94,438)
	Hedge equity market risk.	Futures contracts	$(1,174,187)	$1,418,128
		Total	$(4,468,887)	$1,323,690

Total Return Bond	Hedge interest rate risk.	Futures contracts	$(8,238,801)	$(1,124,121)
	Hedge high yield market risk.	Futures contracts	$(391,539)	$447,830
		Total	$(8,630,340)	$(676,291)

During the fiscal year ended November 30, 2014, the average monthly notional value of futures contracts for the months held was as follows:

Average Monthly
Sentinel Fund	Notional Value
Balanced	$17,485,770
Government Securities	59,625,901
Low Duration Bond	220,487,718
Multi-Asset Income	19,996,292
Total Return Bond	94,406,317

L. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2014.

M. Dollar Rolls:

Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund and Sentinel Total Return Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2014.

Notes to Financial Statements

N. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from SSB for temporary borrowing purposes. Each Fund may borrow up to 5% of its net assets, as calculated using net assets from the previous business day, with a maximum aggregate limit of $20,000,000. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.15% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and weighted average interest rate for each Fund that utilized the line of credit during the fiscal year ended November 30, 2014 was as follows:

	Daily Average	Weighted Average
Sentinel Fund	Amount Outstanding	Interest Rate
Balanced	$15	1.35%
Common Stock	130,687	1.35%
Georgia Municipal Bond	23,789	1.31%
Mid Cap	1,171	1.34%

At November 30, 2014, none of the Funds had an outstanding balance against this line of credit.

O. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from SSB on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2014.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Common Stock, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Sustainable Core Opportunities, Sentinel Sustainable Mid Cap Opportunities and Sentinel Total Return Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged. For the fiscal year ended November 30, 2014, these fees totaled $2,802.

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown below. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Low Duration Bond Funds.

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets
	Each subject to:
Balanced	0.55%	First $200 million
Multi-Asset Income	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

	Each subject to:
Common Stock	0.70%	First $500 million
International Equity	0.65%	Next $300 million
Mid Cap	0.60%	Next $200 million
Small Company	0.50%	Next $1 billion
Sustainable Core Opportunities	0.40%	In excess of $2 billion
Sustainable Mid Cap Opportunities

Georgia Municipal Bond	0.45%	First $1 billion
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Government Securities	0.55%	First $200 million
Low Duration Bond	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. (“GLOBALT”). Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

Notes to Financial Statements

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Low Duration Bond has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Small Company Fund, (b) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Common Stock, Sentinel International Equity, Sentinel Low Duration Bond, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Mid Cap Opportunities Funds, or (c) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities and Sentinel Total Return Bond Funds. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Common Stock, Sentinel Government Securities, Sentinel International Equity, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Small Company and Sentinel Total Return Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan applicable to Sentinel Low Duration Bond Fund Class S shares, effective January 31, 2014, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer. Prior to January 31, 2014, these shares paid to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets and the Distributor had contractually agreed to waive fees and/or reimburse expenses in order to limit total annual distribution expenses for Class S Shares of the Sentinel Low Duration Bond Fund, on an annualized basis, to 0.50% of average daily net assets attributable to Class S shares. This agreement terminated immediately after the close of business on January 31, 2014. For the period from December 1, 2013 through January 31, 2014, the total amount reimbursed under this agreement to Sentinel Low Duration Bond Fund Class S was $259,303.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or all of the reporting period, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates held investments in the Sentinel Government Securities Fund Class C and Sentinel Mid Cap Fund Class C for the period from December 1, 2013 through February 2, 2014; the Sentinel Total Return Bond Fund Classes A and C for the period from December 1, 2013 through August 26, 2014; the Sentinel Common Stock Fund Class C for the period from November 22, 2014 through November 30, 2014; and investments in the Sentinel Common Stock Fund Class A that were recognized from January 1, 2014 through February 28, 2014.

These asset-based fees, except the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Funds.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $7,982,071 for the fiscal year ended November 30, 2014. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $232,043 after allowances of $1,502,123 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $6,247,905 to other investment dealers. During this same period, the distributor advised the Funds that it received $51,897 in contingent deferred sales charges from certain redemptions of Class A shares, $54,442 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Effective January 1, 2014, each Director who is not an affiliate of SAMI receives an annual fee of $86,000 from the Company. Prior to January 1, 2014, the annual fee was $76,000. The Lead Independent Director and chairs of the Audit and Governance Committees are each paid an additional annual fee of $8,000. The Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2014 were $997,243.

Pursuant to an Administration Agreement with SASI, the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administration Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, the Funds receive transfer agency services and pay SASI an annual fee of $2,231,831, plus an amount equal to an annual rate of $11 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,231,831 is subject to inflationary increases under certain circumstances, subject to approval by the Company’s Board of Directors. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved

Notes to Financial Statements

by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets subject to the omnibus account arrangements.

Fees paid to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2014 were $4,961,164.

SAMI has contractually agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 31, 2015. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Funds. For the fiscal year ended November 30, 2014, none of the Funds were required to be reimbursed under this agreement.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares until March 31, 2015. The Class C and Class I shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2014, the total amount reimbursed under this agreement to Sentinel Total Return Bond Fund Class A was $60,999, Sentinel Total Return Bond Fund Class C was $15,216 and Sentinel Total Return Bond Fund Class I was $66,983.

As of November 30, 2014, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Approximate %
Sentinel Fund	Ownership
Balanced - I	10.79%
Common Stock - C	0.14%
Common Stock - I	0.36%
International Equity - I	2.03%
Low Duration Bond - I	11.35%
Sustainable Mid Cap Opportunities — I	36.05%
Total Return Bond — I	0.22%

(4) Fund Shares:

At November 30, 2014, 2.94 billion shares of one cent par value were authorized as follows:

Authorized
Shares
Class A Shares
Balanced	40,000,000
Common Stock	75,000,000
Government Securities	170,000,000
International Equity	20,000,000
Low Duration Bond	200,000,000
Mid Cap	45,000,000
Multi-Asset Income	25,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	50,000,000
1,005,000,000

Class C Shares
Balanced	10,000,000
Common Stock	10,000,000
Government Securities	20,000,000
International Equity	10,000,000
Mid Cap	30,000,000
Multi-Asset Income	15,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
185,000,000

Class I Shares
Balanced	40,000,000
Common Stock	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
International Equity	40,000,000
Low Duration Bond	40,000,000
Mid Cap	40,000,000
Multi-Asset Income	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	300,000,000
950,000,000
Class S Shares
Low Duration Bond	200,000,000

Total Allocated Shares	2,340,000,000

Unallocated Shares	600,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

				Shares Issued in
		Shares issued in Fund		Reinvestment of		Net Increase (Decrease)
		Reorganizations		Dividends and		in
Sentinel Fund	Shares sold	(see note 5)		Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2014
Balanced — A	1,406,299	—		640,885	2,012,926	34,258
Balanced — C	398,990	—		61,128	450,737	9,381
Balanced — I	283,244	—		47,602	530,379	(199,533)
Common Stock — A	2,840,657	2,872,282	*	3,947,520	6,374,230	3,286,229
Common Stock — C	272,917	88,881	*	246,410	273,461	334,747
Common Stock — I	3,907,718	121,123	*	2,385,575	6,328,720	85,696
Georgia Municipal Bond — I	94,194	—		460	436,120	(341,466)
Government Securities — A	3,607,134	—		609,526	20,496,237	(16,279,577)
Government Securities — C	247,317	—		55,728	2,624,455	(2,321,410)
Government Securities — I	3,461,115	—		122,208	5,581,357	(1,998,034)
International Equity — A	591,410	—		57,016	848,933	(200,507)
International Equity — C	37,065	—		—	33,625	3,440
International Equity — I	262,327	—		27,747	1,443,885	(1,153,811)
Low Duration Bond - A	8,145,341	—		426,888	21,956,255	(13,384,026)
Low Duration Bond — I^	5,726,257	—		35,765	689,962	5,072,060
Low Duration Bond — S	21,211,357	—		1,030,621	41,335,937	(19,093,959)
Mid Cap — A	161,759	—		449,315	766,805	(155,731)
Mid Cap — C	28,758	—		58,439	127,599	(40,402)
Mid Cap — I	146,142	—		93,700	938,380	(698,538)
Multi-Asset Income — A	2,443,108	—		194,704	4,854,129	(2,216,317)
Multi-Asset Income — C	2,323,988	—		83,643	1,260,525	1,147,106
Multi-Asset Income — I	2,947,074	—		40,449	1,206,705	1,780,818
Small Company — A	9,548,410	—		21,043,457	30,471,677	120,190
Small Company — C	1,391,954	—		5,130,458	4,239,587	2,282,825
Small Company — I	11,785,619	—		7,774,428	30,407,268	(10,847,221)
Sustainable Core Opportunities — A	627,086	—		66,954	1,315,521	(621,481)
Sustainable Core Opportunities — I	159,796	—		4,211	102,832	61,175
Sustainable Mid Cap Opportunities — A	307,228	—		502,697	902,629	(92,704)
Sustainable Mid Cap Opportunities — I	181,054	—		7,775	17,180	171,649
Total Return Bond — A	21,332,629	—		449,555	12,203,004	9,579,180
Total Return Bond — C	3,264,410	—		87,658	1,386,876	1,965,192
Total Return Bond — I	47,149,947	—		377,055	7,679,665	39,847,337

^Commenced operations January 31, 2014.

*Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on November 21, 2014 by a tax-free exchange of 2,418,074 shares of the Sentinel Common Stock Fund Class A for 7,320,014 shares of the Sentinel Capital Growth Fund Class A, a merger conversion ratio of 0.33033732; 454,208 shares of the Sentinel Common Stock Fund Class A for 1,669,419 shares of the Sentinel Growth Leaders Fund Class A, a merger conversion ratio of 0.27207543; 67,095 shares of the Sentinel Common Stock Fund Class C for 240,225 shares of the Sentinel Capital Growth Fund Class C, a merger conversion ratio of 0.27930102; 21,786 shares of the Sentinel Common Stock Fund Class C for 95,719 shares of the Sentinel Growth Leaders Fund Class C, a merger conversion ratio of 0.22759864; 11,518 shares of the Sentinel Common Stock Fund Class I for 35,249 shares of the Sentinel Capital Growth Fund Class I, a merger conversion ratio of 0.32676746; and 109,605 shares of the Sentinel Common Stock Fund Class I for 415,934 shares of the Sentinel Growth Leaders Fund Class I, a merger conversion ratio of 0.26351383.

Notes to Financial Statements

				Shares Issued in
		Shares issued in Fund		Reinvestment of		Net Increase
		Reorganizations		Dividends and		(Decrease) in
Sentinel Fund	Shares sold	(see note 5)		Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2013
Balanced — A	2,126,963	—		607,890	1,763,386	971,467
Balanced — C	816,102	—		47,185	272,063	591,224
Balanced — I	1,007,296	—		33,537	345,263	695,570
Common Stock — A	5,393,532	—		1,221,149	7,292,385	(677,704)
Common Stock — C	548,188	—		49,430	253,083	344,535
Common Stock — I	5,305,505	—		672,368	3,888,737	2,089,136
Georgia Municipal Bond — I	135,313	—		918	395,104	(258,873)
Government Securities — A	17,189,766	—		1,239,723	48,727,686	(30,298,197)
Government Securities — C	1,049,338	—		125,408	6,502,303	(5,327,557)
Government Securities — I	3,599,250	—		216,888	10,300,406	(6,484,268)
International Equity — A	411,132	—		48,390	1,004,856	(545,334)
International Equity — C	26,692	—		102	29,525	(2,731)
International Equity — I	94,213	—		23,738	145,069	(27,118)
Low Duration Bond - A	8,973,501	—		618,030	35,896,902	(26,305,371)
Low Duration Bond - S	28,271,271	—		1,525,039	120,904,788	(91,108,478)
Mid Cap — A	193,201	980,606	**	—	789,982	383,825
Mid Cap — C	41,740	413,078	**	—	124,433	330,385
Mid Cap — I	492,717	395,230	**	—	191,927	696,020
Multi-Asset Income — A	4,847,360	—		169,153	3,580,600	1,435,913
Multi-Asset Income — C	2,702,578	—		49,018	1,161,238	1,590,358
Multi-Asset Income — I	1,478,228	—		11,524	730,061	759,691
Small Company — A	12,447,460	—		22,783,107	42,890,133	(7,659,566)
Small Company — C	1,356,189	—		4,672,928	5,203,987	825,130
Small Company — I	13,224,848	—		11,129,663	44,575,988	(20,221,477)
Sustainable Core Opportunities — A	552,891	—		88,245	1,303,388	(662,252)
Sustainable Core Opportunities — I	150,282	—		5,052	59,475	95,859
Sustainable Mid Cap Opportunities — A	508,114	—		267,563	802,824	(27,147)
Sustainable Mid Cap Opportunities — I	81,130	—		17,981	448,942	(349,831)
Total Return Bond — A	7,806,493	—		485,745	8,882,322	(590,084)
Total Return Bond — C	807,790	—		100,073	1,129,160	(221,297)
Total Return Bond — I	5,375,069	—		124,897	1,836,558	3,663,408

**Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on April 12, 2013 by a tax-free exchange of 980,606 shares of the Sentinel Mid Cap Fund Class A for 2,331,794 shares of the Sentinel Mid Cap II Class A, a merger conversion ratio of 0.42053694; 413,078 shares of Sentinel Mid Cap Fund Class C for 933,371 shares of the Sentinel Mid Cap II Class C, a merger conversion ratio of 0.44256550; and 395,230 shares of Sentinel Mid Cap Fund Class I for 908,937 shares of the Sentinel Mid Cap II Class I, a merger conversion ratio of 0.43482665.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund and is available, without charge, upon request by calling (800) 282-3863 or on-line at www.sentinelinvestments.com.

Notes to Financial Statements

(5) Reorganizations:

Pursuant to separate Plans of Reorganization approved by the Board on June 12, 2014, as of the close of business on November 21, 2014, Sentinel Common Stock Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund, each a separate series of the Company, in tax-free reorganizations in exchange for shares of the Sentinel Common Stock Fund. The primary reason for the transactions was to combine two smaller Funds into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the Sentinel Common Stock Fund were recorded at fair value; however, the Sentinel Capital Growth and Sentinel Growth Leaders Funds’ respective cost of investments were carried forward to align ongoing reporting of the Sentinel Common Stock Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the Sentinel Common Stock Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

								Total	Acquired	Acquired
				Total		Total		Net Assets of	Fund (1)	Fund (2)
			Total	Net Assets of		Net Assets of		Acquiring Fund	Unrealized	Unrealized
Acquiring	Acquired	Acquired	Net Assets of	Acquired		Acquired		After	Appreciation/	Appreciation/
Fund	Fund (1)	Fund (2)	Acquiring Fund	Fund (1)		Fund (2)		Acquisitions	(Depreciation)	(Depreciation)
Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders	$1,454,852,867	$103,227,604		$19,390,184		$1,577,470,655	$26,988,487	$3,971,852
Class A	Fund	Fund
	Class A	Class A

Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders	86,979,534	2,754,933		894,514		90,628,981	(386,403)	117,874
Class C	Fund	Fund
	Class C	Class C

Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders	927,779,435	491,366		4,675,706		932,946,507	(1,534,709)	113,276
Class I	Fund	Fund
	Class I	Class I
		Totals	$2,469,611,836	$106,473,903	*	$24,960,404	*	$2,601,046,143	$25,067,375	$4,203,002

*The net assets of each of the Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund were primarily comprised of investments with fair values of $106,502,576 and $24,967,667, respectively, just prior to the reorganizations.

The financial statements reflect the operations of the Sentinel Common Stock Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition.

Pursuant to a Plan of Reorganization approved by the Board on December 6, 2012, as of the close of business on April 12, 2013, Sentinel Mid Cap Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Mid Cap II Fund, a separate series of the Company, in a tax-free reorganization in exchange for shares of the Sentinel Mid Cap Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with a similar investment objective. For financial reporting purposes, the net assets received and shares issued by the Sentinel Mid Cap Fund were recorded at fair value; however, the Sentinel Mid Cap II Fund’s cost of investments were carried forward to align ongoing reporting of the Sentinel Mid Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the Sentinel Mid Cap Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

						Acquired
					Total	Fund
		Total	Total		Net Assets of	Unrealized
		Net Assets of	Net Assets of		Acquiring Fund	Appreciation/
Acquiring Fund	Acquired Fund	Acquiring Fund	Acquired Fund		After Acquisition	(Depreciation)
Sentinel Mid Cap Fund Class A	Sentinel Mid Cap II Fund Class A	$89,841,817	$21,367,291		$111,209,108	$(569,019)
Sentinel Mid Cap Fund Class C	Sentinel Mid Cap II Fund Class C	4,130,456	7,567,605		11,698,061	(3,382,231)
Sentinel Mid Cap Fund Class I	Sentinel Mid Cap II Fund Class I	16,503,052	8,778,040		25,281,092	10,165,141
	Totals	$110,475,325	$37,712,936	*	$148,188,261	$6,213,891

*The net assets of the Sentinel Mid Cap II Fund were primarily comprised of investments with a fair value of $37,687,862 just prior to the reorganization.

The financial statements reflect the operations of the Sentinel Mid Cap Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition.

Notes to Financial Statements

(6) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts, swaps and written options) for the fiscal year ended November 30, 2014 were as follows:

	Purchases of
	Other than U.S.
	Government	Purchases of U.S.	Sales of Other than	Sales of U.S.
	Direct and	Government Direct	U.S. Government	Government Direct
	Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$64,157,144	$222,615,297	$71,429,174	$200,655,903
Common Stock	456,153,387	—	691,057,762	—
Georgia Municipal Bond	—	—	3,404,865	—
Government Securities	22,716,991	646,943,020	11,554,528	858,092,117
International Equity	76,216,138	—	102,306,070	—
Low Duration Bond	402,291,113	283,123	70,092,423	616,100,202
Mid Cap	77,910,758	—	116,493,188	—
Multi-Asset Income	228,010,719	277,845,126	187,033,047	263,583,362
Small Company	662,227,842	—	927,854,953	—
Sustainable Core Opportunities	47,745,036	—	56,120,042	—
Sustainable Mid Cap Opportunities	78,843,065	—	85,975,323	—
Total Return Bond	404,984,030	1,278,526,560	177,322,214	1,106,596,667

(7) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At November 30, 2014, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss
Sentinel Fund	Carry Forward	Expiring on 11/30
Government Securities	$45,336,505	No Expiration (Short-Term)
	10,556,928	No Expiration (Long-Term)
Total	$55,893,433

Low Duration Bond	$916,192	2015
	505,428	2016
	2,065,072	2017
	16,447,278	2018
	32,731,463	2019
	20,247,213	No Expiration (Short-Term)
	39,506,642	No Expiration (Long-Term)
Total	$112,419,288

Sustainable Core Opportunities	$8,719,541	2017
	2,756,462	2018
	2,019,008	2019
Total	$13,495,011

Total Return Bond	$6,525,425	No Expiration (Short-Term)
	6,162,796	No Expiration (Long-Term)
Total	$12,688,221

During the fiscal year ended November 30, 2014, the Funds utilized capital losses as follows:

Capital Losses
Sentinel Fund	Utilized
International Equity	$3,889,449
Multi-Asset Income	345,842
Sustainable Core Opportunities	17,731,764

Notes to Financial Statements

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Capital Losses
Sentinel Fund	Expired
Low Duration Bond	$4,202,997

The tax character of distributions paid during the fiscal year ended November 30, 2014 were as follows:

		Tax-
	Ordinary	Exempt	Long Term	Return of
Sentinel Fund	Income	Income	Capital Gain	Capital	Total
Balanced	$3,885,429	$—	$11,843,914	$—	$15,729,343
Common Stock	35,375,571	—	294,890,880	—	330,266,451
Georgia Municipal Bond	—	331,933	105,104	—	437,037
Government Securities	10,750,770	—	—	—	10,750,770
International Equity	1,830,638	—	—	—	1,830,638
Low Duration Bond	14,157,595	—	—	—	14,157,595
Mid Cap	—	—	14,572,316	—	14,572,316
Multi-Asset Income	5,621,218	—	—	—	5,621,218
Small Company	6,983,420	—	258,325,877	—	265,309,297
Sustainable Core Opportunities	1,374,730	—	—	—	1,374,730
Sustainable Mid Cap Opportunities	159,007	—	9,851,408	—	10,010,415
Total Return Bond	9,587,708	—	1,713,704	97,938	11,399,350

The tax character of distributions paid during the fiscal year ended November 30, 2013 were as follows:

		Tax-
	Ordinary	Exempt	Long Term	Return of
Sentinel Fund	Income	Income	Capital Gain	Capital	Total
Balanced	$4,691,039	$—	$8,425,477	$—	$13,116,516
Common Stock	26,766,789	—	58,439,070	—	85,205,859
Georgia Municipal Bond	83,355	416,802	250,447	—	750,604
Government Securities	22,519,226	—	—	93,325	22,612,551
International Equity	1,291,349	—	—	—	1,291,349
Low Duration Bond	21,394,226	—	—	—	21,394,226
Mid Cap	—	—	—	—	—
Multi-Asset Income	3,942,835	—	—	—	3,942,835
Small Company	11,734,507	—	269,339,285	—	281,073,792
Sustainable Core Opportunities	1,414,460	—	—	—	1,414,460
Sustainable Mid Cap Opportunities	—	—	4,720,190	—	4,720,190
Total Return Bond	8,238,364	—	—	—	8,238,364

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Currently	Currently	Currently
	Distributable	Distributable	Distributable Long	Unrealized
	Ordinary	Tax-Exempt	Term Capital Gain or	Appreciation
Fund	Income	Income	Capital Loss Carryover	(Depreciation)
Balanced	$835,555	$—	$13,846,187	$103,750,681
Common Stock	4,812,684	—	998,583	1,103,259,001
Georgia Municipal Bond	—	22,286	219,413	894,875
Government Securities	52,004	—	(55,893,433)	7,461,681
International Equity	1,477,921	—	19,511,386	12,748,430
Low Duration Bond	323,983	—	(112,419,288)	3,285,653
Mid Cap	2,283,941	—	25,216,254	26,771,025
Multi-Asset Income	49,123	—	20,926,625	24,143,002
Small Company	3,105,926	—	267,516,071	254,027,022
Sustainable Core Opportunities	2,049,698	—	(13,495,011)	89,142,741
Sustainable Mid Cap Opportunities	2,749,992	—	15,701,068	21,116,850
Total Return Bond	—	—	(12,688,221)	6,578,449

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

Notes to Financial Statements

(8) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2014 included in the line item Accrued expenses on the Statement of Assets and Liabilities are as follows:

Sentinel Fund
Balanced — A	$9,243
Common Stock — A	75,238
Government Securities — A	7,710
Mid Cap — A	7,582

(9) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(10) Subsequent Events:

Effective December 1, 2014, the Company entered into a Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), under which BFDS became the transfer agent for the Funds. The Company also entered into an Amended and Restated Administration Agreement with SASI under which SASI provides transfer agency administrative and oversight services on behalf of the Company.

Effective December 23, 2014, following approval by the Board of Directors and SEC review, the Sentinel Unconstrained Bond Fund, a new series of the Company, began operations. The Sentinel Unconstrained Bond Fund offers Class A, Class C and Class I shares. Please see the latest Prospectus for further details.

Effective December 23, 2014, following approval by the Board of Directors and SEC review, Class R6 shares were offered in each of the Sentinel Common Stock Fund, the Sentinel Small Company Fund and the Sentinel Total Return Bond Fund, and Class R3 shares were offered in the Sentinel Total Return Bond Fund. Please see the latest Prospectus for further details.

On December 16, 2014, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

	Net
	Investment	Short-Term	Long-Term
Sentinel Fund	Income	Capital Gain	Capital Gain
Balanced - A	$0.097	$—	$0.88600
Balanced - C	0.057	—	0.88600
Balanced - I	0.110	—	0.88600
Common Stock - A	0.094	—	0.01648
Common Stock - C	0.057	—	0.01648
Common Stock - I	0.108	—	0.01648
Georgia Municipal Bond - I	0.020	—	0.18097
Government Securities - A	0.024	—	—
Government Securities - C	0.016	—	—
Government Securities - I	0.025	—	—
International Equity - A	0.338	—	2.95453
International Equity - C	0.070	—	2.95453
International Equity - I	0.442	—	2.95453
Low Duration Bond - A	0.016	—	—
Low Duration Bond - I	0.018	—	—
Low Duration Bond - S	0.014	—	—
Mid Cap - A	—	0.42477	4.68932
Mid Cap - C	—	0.42477	4.68932
Mid Cap - I	—	0.42477	4.68932
Multi-Asset Income - A	0.036	—	0.93740
Multi-Asset Income - C	0.027	—	0.93740
Multi-Asset Income - I	0.041	—	0.93740
Small Company - A,	0.001	0.01625	1.82545
Small Company- C	—	0.01625	1.82545
Small Company - I	0.018	0.01625	1.82545
Sustainable Core Opportunities - A	0.166	—	—
Sustainable Core Opportunities -I	0.216	—	—
Sustainable Mid Cap Opportunities - A	—	0.41568	2.37330
Sustainable Mid Cap Opportunities - I	—	0.41568	2.37330
Total Return Bond -A	0.018	—
Total Return Bond - C	0.012	—
Total Return Bond - I	0.019	—

Notes to Financial Statements

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel International Equity Fund, Sentinel Low Duration Bond Fund (formerly Sentinel Short Maturity Government Fund), Sentinel Mid Cap Fund, Sentinel Multi-Asset Income Fund (formerly Sentinel Conservative Strategies Fund), Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund and Sentinel Total Return Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2014, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 21, 2015

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/14 through 11/30/14.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/14 through 11/30/14” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees:

Retirement Custodial Accounts:
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees:
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expenses data is contained the accompanying Financial Statements and related Notes.

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/14
Sentinel Fund	Fund Class	Description	Percentage	06/01/14	11/30/14	Ratio	through 11/30/14*
Balanced
	A Shares	Actual	4.65	$1,000.00	$1,046.46	1.06	$5.44
		Hypothetical+	1.97	1,000.00	1,019.75	1.06	5.37
	C Shares	Actual	4.29	1,000.00	1,042.88	1.80	9.22
		Hypothetical+	1.60	1,000.00	1,016.04	1.80	9.10
	I Shares	Actual	4.80	1,000.00	1,048.04	0.80	4.11
		Hypothetical+	2.11	1,000.00	1,021.06	0.80	4.05

Common Stock
	A Shares	Actual	7.75	1,000.00	1,077.49	0.99	5.16
		Hypothetical+	2.01	1,000.00	1,020.10	0.99	5.01
	C Shares	Actual	7.34	1,000.00	1,073.37	1.75	9.10
		Hypothetical+	1.63	1,000.00	1,016.29	1.75	8.85
	I Shares	Actual	7.91	1,000.00	1,079.07	0.72	3.75
		Hypothetical+	2.15	1,000.00	1,021.46	0.72	3.65

Georgia Municipal Bond
	I Shares	Actual	1.27	1,000.00	1,012.67	0.73	3.68
		Hypothetical+	2.14	1,000.00	1,021.41	0.73	3.70

Government Securities
	A Shares	Actual	1.34	1,000.00	1,013.36	0.92	4.64
		Hypothetical+	2.05	1,000.00	1,020.46	0.92	4.66
	C Shares	Actual	0.91	1,000.00	1,009.15	1.69	8.51
		Hypothetical+	1.66	1,000.00	1,016.60	1.69	8.54
	I Shares	Actual	1.45	1,000.00	1,014.47	0.66	3.33
		Hypothetical+	2.18	1,000.00	1,021.76	0.66	3.35

International Equity
	A Shares	Actual	-5.58	1,000.00	944.15	1.40	6.82
		Hypothetical+	1.80	1,000.00	1,018.05	1.40	7.08
	C Shares	Actual	-6.22	1,000.00	937.84	2.65	12.87
		Hypothetical+	1.18	1,000.00	1,011.78	2.65	13.36
	I Shares	Actual	-5.42	1,000.00	945.76	0.92	4.49
		Hypothetical+	2.05	1,000.00	1,020.46	0.92	4.66

Low Duration Bond
	A Shares	Actual	-0.77	1,000.00	992.29	0.93	4.64
		Hypothetical+	2.04	1,000.00	1,020.41	0.93	4.71
	I Shares	Actual	-0.64	1,000.00	993.64	0.68	3.40
		Hypothetical+	2.17	1,000.00	1,021.66	0.68	3.45
	S Shares	Actual	-0.83	1,000.00	991.74	1.08	5.39
		Hypothetical+	1.96	1,000.00	1,019.65	1.08	5.47

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/14
Sentinel Fund	Fund Class	Description	Percentage	06/01/14	11/30/14	Ratio	through 11/30/14*
Mid Cap
	A Shares	Actual	1.60	$1,000.00	$1,016.04	1.34	$6.77
		Hypothetical+	1.84	1,000.00	1,018.35	1.34	6.78
	C Shares	Actual	1.21	1,000.00	1,012.10	2.13	10.74
		Hypothetical+	1.44	1,000.00	1,014.39	2.13	10.76
	I Shares	Actual	1.76	1,000.00	1,017.65	1.04	5.26
		Hypothetical+	1.98	1,000.00	1,019.85	1.04	5.27

Multi-Asset Income
	A Shares	Actual	1.38	1,000.00	1,013.75	1.02	5.15
		Hypothetical+	2.00	1,000.00	1,019.95	1.02	5.16
	C Shares	Actual	1.04	1,000.00	1,010.43	1.74	8.77
		Hypothetical+	1.63	1,000.00	1,016.34	1.74	8.80
	I Shares	Actual	1.47	1,000.00	1,014.71	0.74	3.74
		Hypothetical+	2.14	1,000.00	1,021.36	0.74	3.75

Small Company
	A Shares	Actual	3.51	1,000.00	1,035.14	1.20	6.12
		Hypothetical+	1.91	1,000.00	1,019.05	1.20	6.07
	C Shares	Actual	3.14	1,000.00	1,031.38	1.88	9.57
		Hypothetical+	1.56	1,000.00	1,015.64	1.88	9.50
	I Shares	Actual	3.52	1,000.00	1,035.16	0.86	4.39
		Hypothetical+	2.08	1,000.00	1,020.76	0.86	4.36

Sustainable Core Opportunities
	A Shares	Actual	7.93	1,000.00	1,079.27	1.23	6.41
		Hypothetical+	1.89	1,000.00	1,018.90	1.23	6.23
	I Shares	Actual	8.17	1,000.00	1,081.65	0.90	4.70
		Hypothetical+	2.06	1,000.00	1,020.56	0.90	4.56

Sustainable Mid Cap Opportunities
	A Shares	Actual	3.72	1,000.00	1,037.21	1.30	6.64
		Hypothetical+	1.85	1,000.00	1,018.55	1.30	6.58
	I Shares	Actual	3.78	1,000.00	1,037.82	1.19	6.08
		Hypothetical+	1.91	1,000.00	1,019.10	1.19	6.02

Total Return Bond
	A Shares	Actual	-0.80	1,000.00	992.04	0.89	4.44
		Hypothetical+	2.06	1,000.00	1,020.61	0.89	4.51
	C Shares	Actual	-1.16	1,000.00	988.43	1.55	7.73
		Hypothetical+	1.73	1,000.00	1,017.30	1.55	7.84
	I Shares	Actual	-0.73	1,000.00	992.69	0.75	3.75
		Hypothetical+	2.13	1,000.00	1,021.31	0.75	3.80

*Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional Information for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2014. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2014. The information required to complete your income tax returns for the calendar year will be sent to you in January 2015.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

	Dividends	Qualified	Long-Term	Tax-Exempt
	Received	Dividend	Capital Gain	Income
Sentinel Fund	Deduction	Income	Distributions	Distributions
Balanced	95.74%	100.00%	$11,843,914	$—
Capital Growth*	32.17	46.92	42,164,688	—
Common Stock	100.00	100.00	294,890,880	—
Georgia Municipal Bond	0.00	0.00	105,104	331,933
Growth Leaders*	32.73	21.20	7,125,026	—
International Equity	0.00	100.00	—	—
Mid Cap	—	—	14,572,316	—
Multi-Asset Income	35.67	49.42	—	—
Small Company	100.00	100.00	258,325,877	—
Sustainable Core Opportunities	100.00	100.00	—	—
Sustainable Mid Cap Opportunities	—	—	9,851,408	—
Total Return Bond	0.00	0.00	1,713,704	—

*Reorganized with the Sentinel Common Stock Fund following the close of business on November 21, 2014.

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th , are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Proxy Voting Results (Unaudited)

Special meetings of shareholders of the Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund (each a “Fund”) were held separately on November 14, 2014 for the purpose of approving Plans of Reorganization whereby the assets of each Fund would be acquired by the Sentinel Common Stock Fund. As of the record date, assets issued and outstanding and entitled to vote at the special meetings totaled $108,572,135 for the Sentinel Capital Growth Fund and $25,195,850 for the Sentinel Growth Leaders Fund. Shareholders on the record date were entitled to one vote for each dollar of net asset value per share for each share held. Each Fund received sufficient votes to approve the reorganizations as follows:

Sentinel Capital Growth Fund:

Voted	Assets	Percentage of	Percentage of
Category	Voted	Voted Assets	Outstanding Assets
Value of Assets Voted For	$58,921,722	95.84%	54.27%

Value of Assets Voted Against	1,119,545	1.82%	1.03%

Value of Assets Abstaining	1,437,250	2.34%	1.33%
Total Assets Voted	$61,478,517	100.00%	56.63%

Sentinel Growth Leaders Fund:

Voted	Assets	Percentage of	Percentage of
Category	Voted	Voted Assets	Outstanding Assets
Value of Assets Voted For	$14,270,419	96.74%	56.64%

Value of Assets Voted Against	0	0.00%	0.00%

Value of Assets Abstaining	481,372	3.26%	1.91%
Total Assets Voted	$14,751,791	100.00%	58.55%

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into a sub-advisory agreement (the “Sub-advisory Agreement”) with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreement were last approved by the Board on August 20, 2014.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2014, the process to be followed in connection with the 2014 review of the Advisory and Sub-advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Following the meetings, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory and Sub-advisory Agreements on July 15, 2014. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the sub-advisor and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 15, 2014 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 18-20, 2014 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Funds’ counsel participated in the July 15 and August 18-20 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed to be relevant, including performance information provided by Lipper Inc. (“Lipper”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor or GLOBALT (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, and GLOBALT; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT; Fund advisory fees and Class A share expense information provided by Lipper as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor and GLOBALT regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor and GLOBALT to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor and GLOBALT; the compliance record of the Advisor and affiliates and GLOBALT under applicable laws and under their respective internal compliance programs; and the terms of the Advisory and Sub-advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, GLOBALT, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Lipper.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that GLOBALT had appropriate experience to act as the sub-advisor to the Georgia Municipal Bond Fund.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2014 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2014 as compared to net return information provided by Lipper for each Fund’s performance universe identified by Lipper. The Board also considered information prepared by Lipper covering other time periods and reviewed each Fund’s most recent quarterly performance.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Lipper peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Lipper materials provided to the Board, the Balanced, Conservative Strategies and Low Duration Funds had continued to perform favorably compared to their peers, although the performance of the Balanced Fund had not been as strong for the 1-year period. Management also reviewed performance information indicating that the Total Return Bond Fund is developing a solid long-term performance record. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

Board Approval of Investment Advisory Agreements

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance and related information for each of the Funds and the Advisor and sub-advisor supported the approval of the Advisory Agreements and Sub-advisory Agreement.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2013 (including advisory fees) compared to those of the other funds in its Lipper peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Lipper. The Independent Directors requested and received information from the Advisor regarding the reasons for any increase or material decrease in any of the Funds’ operating expense ratios as compared to the ratio for the prior year. The Advisor noted that only the Small Company Fund had an increase of more than five basis points in its operating expense ratio for the fiscal period ended November 30, 2013 and that such increase was attributable primarily to a decrease in that Fund’s net assets. Eight of the Funds had lower expense ratios for the fiscal period ended November 30, 2013, generally due to an increase in net assets and, in the case of the equity Funds, a reduction in 12b-1 fees. For the Growth Leaders Fund, the lower expense ratio was due to a reduction in management fees. After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements and the Sub-advisory Agreement.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2013 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the pre-tax profiitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefiitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-advisory Agreement. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors (Unaudited)

There are seven Directors of Sentinel Group Funds, Inc. Their names and other information about the six independent Directors currently responsible for the oversight of the twelve Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the one affiliated Director is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (59) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) — Principal, since 2008; MBIA, Inc. — Chairman, President and Chief Executive Officer, from 2004 to 2008	None

Deborah G. Miller (65) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) — Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Pelletier (51) National Life Drive Montpelier, VT 05604	Director, since 2013

Center for Financial Literacy at Champlain College — Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) — Principal, since 2009; Eaton Vance Corporation — Chief Legal Officer, from 2007 to 2008; Natixis Global Associates — Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004

None

John Raisian, Ph.D. (65) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (67) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007

None

Angela E. Vallot (58) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013 and from 2004 to 2009

VallotKarp Consulting (a diversity and inclusion consulting firm) — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Officers (Unaudited)

The name of and other information relating to the Director who is an officer and “interested person” of the Funds as defined in the 1940 Act, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (65) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life — Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation — Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust (“SVPT”) — Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Thomas H. Brownell (54) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. (“SFSI”) — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; SVPT — President, since 2013

N/A

Philip G. Partridge, Jr. (38) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since December 2014	Advisor — Chief Financial Officer, since December 2014; SFSI — Vice President, since 2006; Sentinel Financial Services Company (“SFSC”) — Vice President and Assistant Treasurer, since 2006	N/A

Thomas P. Malone (58) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI— Vice President, since 2006; SVPT — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (55) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; SVPT — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (49) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006	N/A

Lisa F. Muller (47) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life; Advisor; SASI; SFSC — Senior Counsel, since 2011; Counsel, from 2008 to 2011; SVPT — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (33) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SVPT — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

D. Russell Morgan (59) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; SVPT — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company -

Kansas City

Transfer Agent and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Administrator

Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

@sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 43602 SF0104(0115)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2014, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2014 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2014 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2013	$333,672
2014	$360,366

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows:

2013	$68,850
2014	$70,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2013	$78,205
2014	$84,700

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 5, 2015

By:	/s/ Philip G. Partridge, Jr.
Philip G. Partridge, Jr.
Chief Financial Officer

Date: February 5, 2015